UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2017 through June 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Bond Fund

--------------------------------------------------------------------------------
                         Annual Report | June 30, 2018
--------------------------------------------------------------------------------

                         Ticker Symbols:
                         Class A     PIOBX
                         Class C     PCYBX
                         Class K     PBFKX
                         Class R     PBFRX
                         Class Y     PICYX

                         [LOGO]  Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          97

Notes to Financial Statements                                                106

Report of Independent Registered Public Accounting Firm                      122

Additional Information                                                       124

Trustees, Officers and Service Providers                                     126

                                   Pioneer Bond Fund | Annual Report | 6/30/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations - while elevated in the growth segment of the market - in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Bond Fund | Annual Report | 6/30/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                   Pioneer Bond Fund | Annual Report | 6/30/18 3

Portfolio Management Discussion | 6/30/18

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2018. Mr. Komenda, Senior Vice President, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi Pioneer, and Timothy Rowe*, Managing Director, Deputy Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended June 30, 2018?

A Pioneer Bond Fund's Class A shares returned 0.14% at net asset value during the 12-month period ended June 30, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned -0.40%. During the same period, the average return of the 999 mutual funds Morningstar's Intermediate-Term Bond Funds Category was -0.36%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended June 30, 2018?

A Investor sentiment was buoyed entering the second half of 2017 by continued improvement in the domestic economy. Overseas, economic conditions were likewise strong, and U.S. corporate profits continued to soar against a backdrop of globally synchronized growth. With U.S. unemployment flirting with falling below 4%, companies were experiencing a shortage of skilled labor, while voluntary worker departures were on the rise, thus raising hopes that meaningful wage increases would be forthcoming. Those developments were reflected in consumer confidence, which hovered at historically strong levels in late 2017.

     On the policy front, in October 2017 the Federal Reserve (the Fed) began tapering its reinvestment of maturing principal into the agency-debt and mortgage-backed security (MBS) markets. The Fed's plan to reduce its balance sheet in that manner had been well communicated, however, and caused little stir with respect to long-term interest rates. Similarly, the Fed's December 2017 increase to the federal funds rate, its benchmark overnight

* Mr. Rowe became a portfolio manager of the Fund effective June 8, 2018. He is based in our Durham, NC office.

4 Pioneer Bond Fund | Annual Report | 6/30/18 lending rate, was also well absorbed by the markets. The Fed would later raise the federal funds rate again in both March and June of 2018, while signaling the prospect of two additional hikes before the end of 2018.

     As 2017 drew to a close, Congress passed a tax bill that lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation of corporate cash at a favorable tax rate, and expanded the ability of companies to expense capital investment. The provisions were viewed by investors as likely to further boost economic growth, corporate profits, and credit-market fundamentals.

     While short-term Treasury yields maintained an upward trend for most of the 12 months as investors positioned for the Fed's continued normalization of interest rates, yields further out on the curve were relatively stable through the end of 2017. Things began to change in January of 2018 as longer-term Treasury yields started moving higher, with increases driven in part by rising inflation expectations against a backdrop of strengthening commodity prices globally as well as domestic employment data that continued to surprise to the upside. The closely watched 10-year U.S. Treasury yield began 2018 at 2.40%, and by mid-February was trading more or less in a band around 2.90%. The 10-year Treasury yield would reach a high of 3.11% in mid-May 2018, before easing to 2.85% by the end of June.

     While the interest-rate environment provided a headwind for bond investors, credit-market sentiment did receive a boost over the period from a positive fundamental backdrop. However, the Trump administration's escalating trade rhetoric and concurrent measures, including tariffs on steel and aluminum as well as on a range of products from China, clouded the outlook to some degree, leading to bouts of market volatility.

     For the 12 months ended June 30, 2018, returns for high-yield corporate bonds were in positive territory, at 2.62%, according to the Bloomberg Barclays U.S. Corporate High Yield Index, while the investment-grade corporate market, which is more sensitive to changes in interest rates, posted a return of -0.83%, as measured by the Bloomberg Barclays U.S. Corporate Bond Index. Structured assets such as asset-backed securities
     (ABS) and commercial mortgage-backed securities (CMBS) held up better than investment-grade corporates, supported by strong consumer fundamentals.

                                   Pioneer Bond Fund | Annual Report | 6/30/18 5

Q What factors influenced the Fund's performance relative to the Bloomberg Barclays Index during the 12-month period ended June 30, 2018?

A The Fund's positioning with respect to interest rates was the leading positive contributor to benchmark-relative performance during the period. In particular, the Fund was underweight the two-to-five-year maturity range on the yield curve, where prices were negatively affected by the Fed's rate increases.

     Asset allocation decisions, in aggregate, also contributed positively to the Fund's relative performance. The portfolio's underweight to U.S. Treasuries aided benchmark-relative returns as Treasury prices were negatively affected by rising interest rates over the period. In addition, the Fund typically maintains a modest, strategic exposure to insurance-linked securities (ILS), including so-called "catastrophe bonds," which are sponsored by insurance companies looking to transfer some of the risk of claim payments following a natural disaster. We believe exposure to ILS can offer the Fund a valuable source of diversification** and incremental income, and the positions contributed positively to benchmark-performance during the period, despite some volatility in the ILS market late 2017 in the wake of several natural disasters occurring in a short time span. In addition, a non-benchmark position in Treasury inflation-protected securities (TIPS) gave a slight boost to the Fund's relative results, as TIPS outperformed nominal Treasuries on the back of increased inflation expectations over the period. An overweight portfolio allocation to securitized assets, most notably CMBS and ABS, was another positive contributor to the Fund's relative performance.

     Within the portfolio's allocation to investment-grade corporates, a tilt toward financials - in particular, exposure to the less-senior debt of large banks in the U.S. and core (developed market) Europe - provided a modest boost to the Fund's benchmark-relative results. We view the Fund's bank holdings as representing good value, and given the risk-management practices in place across that segment of the market, we took advantage of recent weakness and increased the Fund's allocation late in the period.

**   Diversification does not assure a profit nor protect against loss.

6 Pioneer Bond Fund | Annual Report | 6/30/18

     Security selection, in aggregate, aided the Fund's benchmark-relative results during the period. In particular, our focus on owning conventional Fannie Mae and Freddie Mac securities versus Ginnie Mae's within the portfolio's 30-year pass-through MBS allocation helped performance. An underweight to 15-year pass-through MBS relative to 30-year issues was another positive contributor. Within investment grade, security selection results were positive for the Fund in both the industrial and financial sectors.

     During a period where both the benchmark and the Fund's Morningstar peers finished with negative returns, the Fund's performance was in positive territory for the 12-month period, and so there were no significant detractors from benchmark-relative results. However, the Fund's stance with respect to overall portfolio duration did not contribute positively to relative performance, and was essentially a neutral factor over the full period. (Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years.) As of June 30, 2018, the portfolio's average effective duration was short -0.5 years compared with the Bloomberg Barclays Index.

Q Did the Fund have any investments in derivative securities during the 12-month period ended June 30, 2018? If so, did the derivatives have any material impact on performance?

A Yes, we invested the portfolio in Treasury futures and credit default swaps. We invest in Treasury futures as part of our duration-management approach for the Fund. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit default swaps to either gain or reduce portfolio exposure to corporate bonds very quickly, as it takes a little more time to transact in cash bonds. The use of derivatives did not materially impact the Fund's performance during the period.

Q What factors affected the Fund's yield, or distributions to shareholders, during the 12-month period ended June 30, 2018?

A The overall rise in Treasury yields contributed to a higher Fund yield over the 12 months, as did the widening of credit spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

                                   Pioneer Bond Fund | Annual Report | 6/30/18 7

Q What is your investment outlook and how is the Fund positioned heading into the second half of the fiscal year?

A We have been reducing credit risk in the portfolio for some time, given a generally tight spread environment. Overall investment-grade corporate spreads are 40 basis points (bps) above their post-crisis tights, which were achieved on January 31 of this year. (A basis point is equal to 1/100th of a percentage point.) While the credit markets remain well supported by strong fundamentals and a favorable gross domestic product
     (GDP) outlook, we believe corporates face greater downside risk should volatility increase due to an unexpected change in central-bank policies or a slowdown in global economic growth. In particular, within investment-grade corporates we have been reducing the Fund's exposure to securities in the BBB-quality range, where issuers' use of leverage to finance mergers and acquisitions, share repurchases, and dividend increases has eroded credit quality. The Fund remains overweight to banking, and to energy, where spreads appear relatively attractive in spite of the recent strengthening in oil prices.

     In our view, there is a risk of the Fed's falling behind the curve on controlling inflation, given the strong growth rate of the U.S. economy, the boost from the recent tax cuts, and mounting upward pressure on wages in a low-unemployment environment. Should the Fed feel pressured to play catch-up on hiking rates, we expect that more credit-sensitive areas of the market would be adversely affected. As a result, we have increased the Fund's exposure to structured securities at the expense of corporates. In particular, we have sought to add non-agency MBS, ABS, and CMBS to the portfolio, as we view those segments of the market as featuring favorable risk/return profiles, given our outlook for continued low default rates.

     The portfolio holds a position in long-duration TIPS, which are designed to help protect the Fund should inflation exceed expectations. In a similar vein, we view non-benchmark exposure to floating-rate bank loans as attractive should signs of inflation lead the Fed to surprise investors to the upside on interest rates, as the loan asset class carries relatively low interest-rate risk. We are, however, seeking to maintain a high-quality focus within the bank-loan segment, as it has been subject to some of the same stepped-up leveraging seen within lower-rated corporates.

     The Fund remains positioned for a potential flattening of the Treasury curve, with relatively light exposure to the front (shorter) end. Given our view that interest rates are on an upward path overall, the portfolio's duration continues to be underweight (short) versus the Bloomberg Barclays Index.

8 Pioneer Bond Fund | Annual Report | 6/30/18

Please refer to the Schedule of Investments on pages 19-96 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                   Pioneer Bond Fund | Annual Report | 6/30/18 9

Portfolio Summary | 6/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            37.5%
U.S. Government And Agency Obligations                                     29.6%
Collateralized Mortgage Obligations                                        21.0%
Asset Backed Securities                                                     5.0%
Senior Secured Floating Rate Loan Interests                                 3.1%
Municipal Bonds                                                             2.3%
Convertible Preferred Stocks                                                0.9%
Foreign Government Bonds                                                    0.6%

* Includes investments in Insurance-Linked Securities totaling 3.6% of total investments.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                 1.58%
---------------------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                1.30
---------------------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                               1.29
---------------------------------------------------------------------------------------------
 4. Bank of America Corp., 7.25%                                                         0.47
---------------------------------------------------------------------------------------------
 5. Wells Fargo & Co., 7.5%                                                              0.47
---------------------------------------------------------------------------------------------
 6. Canadian Imperial Bank of Commerce, 2.678% (3 Month USD LIBOR + 32 bps), 2/2/21      0.45
---------------------------------------------------------------------------------------------
 7. Fannie Mae, 3.5%, 8/1/47                                                             0.38
---------------------------------------------------------------------------------------------
 8. Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                0.37
---------------------------------------------------------------------------------------------
 9. Williams Cos., Inc., 5.75%, 6/24/44                                                  0.37
---------------------------------------------------------------------------------------------
10. Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29                               0.36
---------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Bond Fund | Annual Report | 6/30/18

Prices and Distributions | 6/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         6/30/18                        6/30/17
--------------------------------------------------------------------------------
           A                           $ 9.45                         $ 9.71
--------------------------------------------------------------------------------
           C                           $ 9.35                         $ 9.60
--------------------------------------------------------------------------------
           K                           $ 9.45                         $ 9.71
--------------------------------------------------------------------------------
           R                           $ 9.54                         $ 9.80
--------------------------------------------------------------------------------
           Y                           $ 9.36                         $ 9.62
--------------------------------------------------------------------------------

Distributions per Share: 7/1/17-6/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $ 0.2764               $   --            $    --
--------------------------------------------------------------------------------
           C             $ 0.2024               $   --            $    --
--------------------------------------------------------------------------------
           K             $ 0.3143               $   --            $    --
--------------------------------------------------------------------------------
           R             $ 0.2547               $   --            $    --
--------------------------------------------------------------------------------
           Y             $ 0.3006               $   --            $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 11

Performance Update | 6/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                                                                   Bloomberg
                      Net                  Public                  Barclays U.S.
                      Asset                Offering                Aggregate
                      Value                Price                   Bond
Period                (NAV)                (POP)                   Index
--------------------------------------------------------------------------------
10 years              4.69%                 4.21%                   3.72%
5 years               2.79                  1.85                    2.27
1 year                0.14                 -4.36                   -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
Gross                 Net
--------------------------------------------------------------------------------
0.99%                 0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Bloomberg Barclays U.S.
                        Pioneer Bond Fund      Aggregate Bond Index
6/08                    $  9,550               $ 10,000
6/09                    $  9,803               $ 10,605
6/10                    $ 11,245               $ 11,612
6/11                    $ 12,041               $ 12,065
6/12                    $ 12,752               $ 12,967
6/13                    $ 13,162               $ 12,877
6/14                    $ 13,977               $ 13,441
6/15                    $ 14,161               $ 13,690
6/16                    $ 14,717               $ 14,512
6/17                    $ 15,082               $ 14,466
6/18                    $ 15,104               $ 14,409

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Bond Fund | Annual Report | 6/30/18

Performance Update | 6/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                                                                   Bloomberg
                                                                   Barclays U.S.
                                                                   Aggregate
                      If                   If                      Bond
Period                Held                 Redeemed                Index
--------------------------------------------------------------------------------
10 years               3.84%                3.84%                   3.72%
5 years                1.99                 1.99                    2.27
1 year                -0.52                -0.52                   -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Bloomberg Barclays U.S.
                        Pioneer Bond Fund      Aggregate Bond Index
6/08                    $ 10,000               $ 10,000
6/09                    $ 10,183               $ 10,605
6/10                    $ 11,571               $ 11,612
6/11                    $ 12,273               $ 12,065
6/12                    $ 12,901               $ 12,967
6/13                    $ 13,202               $ 12,877
6/14                    $ 13,888               $ 13,441
6/15                    $ 13,955               $ 13,690
6/16                    $ 14,413               $ 14,512
6/17                    $ 14,646               $ 14,466
6/18                    $ 14,570               $ 14,409

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 13

Performance Update | 6/30/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                                           Bloomberg
                      Net                  Barclays U.S.
                      Asset                Aggregate
                      Value                Bond
Period                (NAV)                Index
--------------------------------------------------------------------------------
10 years              4.90%                 3.72%
5 years               3.16                  2.27
1 year                0.54                 -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                               Bloomberg Barclays U.S.
                        Pioneer Bond Fund      Aggregate Bond Index
6/08                    $ 5,000,000            $ 5,000,000
6/09                    $ 5,132,374            $ 5,302,308
6/10                    $ 5,887,343            $ 5,805,945
6/11                    $ 6,304,129            $ 6,032,478
6/12                    $ 6,676,618            $ 6,483,320
6/13                    $ 6,902,532            $ 6,438,741
6/14                    $ 7,342,220            $ 6,720,311
6/15                    $ 7,474,418            $ 6,845,182
6/16                    $ 7,797,524            $ 7,255,978
6/17                    $ 8,021,638            $ 7,233,140
6/18                    $ 8,065,084            $ 7,204,429

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Annual Report | 6/30/18

Performance Update | 6/30/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                                           Bloomberg
                      Net                  Barclays U.S.
                      Asset                Aggregate
                      Value                Bond
Period                (NAV)                Index
--------------------------------------------------------------------------------
10 years               4.35%                3.72%
5 years                2.50                 2.27
1 year                -0.08                -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
Gross                 Net
--------------------------------------------------------------------------------
1.24%                 1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Bloomberg Barclays U.S.
                        Pioneer Bond Fund      Aggregate Bond Index
6/08                    $ 10,000               $ 10,000
6/09                    $ 10,235               $ 10,605
6/10                    $ 11,686               $ 11,612
6/11                    $ 12,466               $ 12,065
6/12                    $ 13,161               $ 12,967
6/13                    $ 13,530               $ 12,877
6/14                    $ 14,308               $ 13,441
6/15                    $ 14,460               $ 13,690
6/16                    $ 14,989               $ 14,512
6/17                    $ 15,323               $ 14,466
6/18                    $ 15,312               $ 14,409

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 15

Performance Update | 6/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                                           Bloomberg
                      Net                  Barclays U.S.
                      Asset                Aggregate
                      Value                Bond
Period                (NAV)                Index
--------------------------------------------------------------------------------
10 years              4.95%                 3.72%
5 years               3.05                  2.27
1 year                0.40                 -0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2017)
--------------------------------------------------------------------------------
Gross                 Net
--------------------------------------------------------------------------------
0.59%                 0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                               Bloomberg Barclays U.S.
                        Pioneer Bond Fund      Aggregate Bond Index
6/08                    $ 5,000,000            $ 5,000,000
6/09                    $ 5,147,497            $ 5,302,308
6/10                    $ 5,922,684            $ 5,805,945
6/11                    $ 6,352,115            $ 6,032,478
6/12                    $ 6,750,565            $ 6,483,320
6/13                    $ 6,975,844            $ 6,438,741
6/14                    $ 7,423,154            $ 6,720,311
6/15                    $ 7,540,906            $ 6,845,182
6/16                    $ 7,859,133            $ 7,255,978
6/17                    $ 8,076,189            $ 7,233,140
6/18                    $ 8,108,529            $ 7,204,429

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Annual Report | 6/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2018 through June 30, 2018.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 1/1/18
--------------------------------------------------------------------------------
Ending Account       $1,001.40    $  994.80    $1,005.40   $  999.20   $1,004.00
Value (after
expenses)
on 6/30/18
--------------------------------------------------------------------------------
Expenses Paid        $    4.18    $    7.86    $    2.26   $    5.41   $    2.85
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.60%, 0.46%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                  Pioneer Bond Fund | Annual Report | 6/30/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

--------------------------------------------------------------------------------
Share Class               A           C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 1/1/18
--------------------------------------------------------------------------------
Ending Account       $1,020.58    $1,016.86    $1,022.51   $1,019.34   $1,021.92
Value (after
expenses)
on 6/30/18
--------------------------------------------------------------------------------
Expenses Paid        $    4.26    $    8.00    $    2.31   $    5.51   $    2.91
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.60%, 0.46%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Annual Report | 6/30/18

Schedule of Investments | 6/30/18

------------------------------------------------------------------------------------------------
Shares                                                                           Value
------------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 98.9%
                     CONVERTIBLE PREFERRED STOCKS --
                     0.9% of Net Assets
                     BANKS -- 0.9%
                     Diversified Banks -- 0.9%
      18,315(a)      Bank of America Corp., 7.25%                                $    22,902,908
      18,101(a)      Wells Fargo & Co., 7.5%                                          22,797,485
                                                                                 ---------------
                     Total Banks                                                 $    45,700,393
------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $44,039,805)                                          $    45,700,393
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------
                     ASSET BACKED SECURITIES --
                     4.9% of Net Assets
                     BANKS -- 4.4%
                     Thrifts & Mortgage Finance -- 4.4%
     883,431(b)      321 Henderson Receivables I LLC, Series 2005-1A,
                     Class A1, 2.303% (1 Month USD LIBOR + 23 bps),
                     11/15/40 (144A)                                             $       841,328
     500,000         321 Henderson Receivables III LLC, Series 2008-1A,
                     Class B, 8.37%, 1/15/46 (144A)                                      587,102
   4,508,701         ACC Trust, Series 2018-1, Class A, 3.7%,
                     12/21/20 (144A)                                                   4,510,031
   4,300,000         Access Point Funding I LLC, Series 2017-A, Class B,
                     3.97%, 4/15/29 (144A)                                             4,269,187
   4,664,750         Applebee's Funding LLC / IHOP Funding LLC,
                     Series 2014-1, Class A2, 4.277%, 9/5/44 (144A)                    4,626,767
   1,500,000         Ascentium Equipment Receivables Trust, Series
                     2016-2A, Class D, 4.2%, 9/12/22 (144A)                            1,506,513
   2,100,000         Ascentium Equipment Receivables Trust, Series
                     2017-2A, Class D, 3.56%, 10/10/25 (144A)                          2,051,150
   1,100,000         Ascentium Equipment Receivables Trust, Series
                     2018-1A, Class D, 3.99%, 12/11/23 (144A)                          1,100,219
   1,750,000         Avid Automobile Receivables Trust, Series 2018-1,
                     Class B, 3.85%, 7/15/24 (144A)                                    1,729,821
     699,990         Axis Equipment Finance Receivables III LLC, Series
                     2015-1A, Class C, 3.41%, 4/20/20 (144A)                             699,960
     800,000         Axis Equipment Finance Receivables IV LLC, Series
                     2018-1A, Class C, 3.74%, 4/22/24 (144A)                             794,610
   1,249,999         Axis Equipment Finance Receivables IV LLC,
                     Series 2018-1A, Class D, 3.98%, 4/22/24 (144A)                    1,241,404
   6,440,319(c)      Bayview Koitere Fund Trust, Series 2017-RT4,
                     Class A, 3.5%, 7/28/57 (144A)                                     6,423,537
   1,650,000         BCC Funding Corp. X, Series 2015-1, Class C,
                     3.622%, 11/20/20 (144A)                                           1,645,776
     150,771(b)      Bear Stearns Asset Backed Securities I Trust, Series
                     2005-FR1, Class M1, 2.841% (1 Month USD
                     LIBOR + 75 bps), 6/25/35                                            151,887

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 19

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     214,941(b)      Bear Stearns Asset Backed Securities Trust, Series
                     2006-SD2, Class A3, 2.581% (1 Month USD
                     LIBOR + 49 bps), 6/25/36                                    $       214,773
   1,294,949         BXG Receivables Note Trust, Series 2015-A,
                     Class A, 2.88%, 5/2/30 (144A)                                     1,271,628
   1,400,000         CIG Auto Receivables Trust, Series 2017-1A,
                     Class B, 3.81%, 5/15/23 (144A)                                    1,378,300
   7,172,767(c)      Citigroup Mortgage Loan Trust, Inc., Series
                     2017-RP2, Class A1, 3.25%, 7/25/67 (144A)                         7,004,905
   8,897,314(c)      Citigroup Mortgage Loan Trust, Inc., Series
                     2018-RP1, Class A1, 3.0%, 9/25/64 (144A)                          8,751,867
   1,916,302(b)      Commonbond Student Loan Trust, Series 2017-BGS,
                     Class A2, 2.741% (1 Month USD LIBOR + 65 bps),
                     9/25/42 (144A)                                                    1,925,845
     353,901         Conn Funding II LP, Series 2017-B, Class A, 2.73%,
                     7/15/20 (144A)                                                      353,846
   3,000,000         CoreVest American Finance Trust, Series 2017-1,
                     Class C, 3.756%, 10/15/49 (144A)                                  2,929,118
   1,500,000         Credit Acceptance Auto Loan Trust, Series 2016-2A,
                     Class C, 4.29%, 11/15/24 (144A)                                   1,512,042
     629,107         CRG Issuer, Series 2015-1, Class A, 4.07%,
                     7/10/22 (144A)                                                      625,961
      58,853(b)      CWABS Asset-Backed Certificates Trust, Series
                     2004-7, Class MV3, 3.141% (1 Month USD
                     LIBOR + 105 bps), 12/25/34                                           58,877
     724,061(b)      DRB Prime Student Loan Trust, Series 2016-B,
                     Class A1, 3.891% (1 Month USD LIBOR + 180 bps),
                     6/25/40 (144A)                                                      751,024
   3,750,000         Drive Auto Receivables Trust, Series 2018-1,
                     Class C, 3.22%, 3/15/23                                           3,736,557
     330,657(b)      Drug Royalty II LP 2, Series 2014-1, Class A1,
                     5.198% (3 Month USD LIBOR + 285 bps),
                     7/15/23 (144A)                                                      333,981
   1,300,000         Engs Commercial Finance Trust, Series 2016-1A,
                     Class B, 3.45%, 3/22/22 (144A)                                    1,256,930
   1,900,000         Engs Commercial Finance Trust, Series 2016-1A,
                     Class D, 5.22%, 1/22/24 (144A)                                    1,837,906
   2,000,000         Engs Commercial Finance Trust, Series 2018-1A,
                     Class B, 3.8%, 2/22/23 (144A)                                     1,993,937
   1,400,000         Engs Commercial Finance Trust, Series 2018-1A,
                     Class C, 4.05%, 2/22/23 (144A)                                    1,395,397
   1,500,000         Exeter Automobile Receivables Trust, Series
                     2018-1A, Class C, 3.03%, 1/17/23 (144A)                           1,484,959
   3,598,173(b)      Fieldstone Mortgage Investment Trust, Series
                     2005-3, Class 1A, 2.581% (1 Month USD
                     LIBOR + 49 bps), 2/25/36                                          3,559,638
   4,314,000(c)      Finance of America Structured Securities Trust,
                     Series 2017-HB1, Class M1, 2.84%,
                     11/25/27 (144A)                                                   4,275,821

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
   1,000,000         Foursight Capital Automobile Receivables Trust,
                     Series 2018-1, Class D, 4.19%, 11/15/23 (144A)              $       996,473
   2,029,904(b)      Fremont Home Loan Trust, Series 2006-2,
                     Class 1A1, 2.251% (1 Month USD
                     LIBOR + 16 bps), 2/25/36                                          1,992,718
     415,000         GLS Auto Receivables Trust, Series 2017-1A,
                     Class B, 2.98%, 12/15/21 (144A)                                     411,923
     141,396(d)      GMAT Trust, Series 2013-1A, Class A, 6.967%,
                     11/25/43 (144A)                                                     141,529
     917,651(b)      GSRPM Mortgage Loan Trust, Series 2003-2,
                     Class M1, 3.441% (1 Month USD
                     LIBOR + 135 bps), 6/25/33                                           913,853
     177,685(b)      GSRPM Mortgage Loan Trust, Series 2006-2,
                     Class A2, 2.391% (1 Month USD LIBOR + 30 bps),
                     9/25/36 (144A)                                                      177,568
   4,895,000         Hardee's Funding LLC, Series 2018-1A, Class AII,
                     4.959%, 6/20/48 (144A)                                            4,934,356
   2,250,000(b)      Hertz Fleet Lease Funding LP, Series 2016-1,
                     Class E, 5.546% (1 Month USD LIBOR + 350 bps),
                     4/10/30 (144A)                                                    2,257,622
   1,850,000         Hertz Fleet Lease Funding LP, Series 2018-1,
                     Class C, 3.77%, 5/10/32 (144A)                                    1,850,786
   2,800,000         Hertz Fleet Lease Funding LP, Series 2018-1,
                     Class D, 4.17%, 5/10/32 (144A)                                    2,801,407
   2,821,250         HOA Funding LLC, Series 2014-1A, Class A2,
                     4.846%, 8/20/44 (144A)                                            2,753,963
     352,790(b)      Home Equity Mortgage Loan Asset-Backed Trust,
                     Series 2005-C, Class AII3, 2.461% (1 Month USD
                     LIBOR + 37 bps), 10/25/35                                           352,801
   6,640,000(b)      Home Partners of America Trust, Series 2018-1,
                     Class A, 2.834% (1 Month USD LIBOR + 90 bps),
                     7/17/37 (144A)                                                    6,643,146
     828,560         Icon Brand Holdings LLC, Series 2012-1A, Class A,
                     4.229%, 1/25/43 (144A)                                              781,765
     225,566         Icon Brand Holdings LLC, Series 2013-1A, Class A2,
                     4.352%, 1/25/43 (144A)                                              205,495
   3,650,000(b)      Invitation Homes Trust, Series 2018-SFR1, Class C,
                     3.335% (1 Month USD LIBOR + 125 bps),
                     3/17/37 (144A)                                                    3,654,427
      49,408(b)      Irwin Whole Loan Home Equity Trust, Series
                     2003-C, Class M1, 3.091% (1 Month USD
                     LIBOR + 100 bps), 6/25/28                                            49,305
   4,000,000         JG Wentworth XLI LLC, Series 2018-1A, Class A,
                     3.74%, 10/17/72 (144A)                                            3,897,976
     408,842         JG Wentworth XXII LLC, Series 2010-3A, Class A,
                     3.82%, 12/15/48 (144A)                                              413,087
   3,750,000         Kabbage Asset Securitization LLC, Series 2017-1,
                     Class A, 4.571%, 3/15/22 (144A)                                   3,785,920

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 21

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
   1,200,000         Kabbage Asset Securitization LLC, Series 2017-1,
                     Class B, 5.794%, 3/15/22 (144A)                             $     1,224,094
      46,128         Lehman ABS Manufactured Housing Contract Trust,
                     Series 2001-B, Class A1, 3.01%, 4/15/40                              46,190
   3,383,000(c)      Mill City Mortgage Loan Trust 2017-1, Series 2017-1,
                     Class M2, 3.25%, 11/25/58 (144A)                                  3,240,627
     600,000         Nationstar HECM Loan Trust, Series 2017-1A,
                     Class M1, 2.942%, 5/25/27 (144A)                                    595,302
   3,159,098(b)      New Century Home Equity Loan Trust, Series
                     2005-2, Class M2, 2.766% (1 Month USD
                     LIBOR + 68 bps), 6/25/35                                          3,161,189
   5,700,000         New Residential Advance Receivables Trust Advance
                     Receivables Backed Notes, Series 2016-T2,
                     Class BT2, 3.02%, 10/15/49 (144A)                                 5,634,507
   4,255,951(b)      Newtek Small Business Loan Trust, Series 2017-1,
                     Class A, 4.091% (1 Month USD LIBOR + 200 bps),
                     2/15/43 (144A)                                                    4,253,149
   1,200,000(b)      NextGear Floorplan Master Owner Trust, Series
                     2016-2A, Class A1, 3.173% (1 Month USD
                     LIBOR + 110 bps), 9/15/21 (144A)                                  1,209,418
   2,812,573(b)      NovaStar Mortgage Funding Trust, Series 2005-3,
                     Class M1, 2.635% (1 Month USD
                     LIBOR + 68 bps), 1/25/36                                          2,805,150
   1,000,000         Ocwen Master Advance Receivables Trust, Series
                     2016-T1, Class AT1, 2.521%, 8/17/48 (144A)                        1,000,646
   1,775,000         Ocwen Master Advance Receivables Trust, Series
                     2016-T2, Class BT2, 3.265%, 8/16/49 (144A)                        1,758,670
   3,221,000         Ocwen Master Advance Receivables Trust, Series
                     2017-T1, Class DT1, 3.536%, 9/15/48 (144A)                        3,214,731
   1,600,000         Oportun Funding III LLC, Series 2016-B, Class A,
                     3.69%, 7/8/21 (144A)                                              1,599,680
   1,200,000(b)      Option One Mortgage Loan Trust, Series 2005-3,
                     Class M2, 2.826% (1 Month USD
                     LIBOR + 74 bps), 8/25/35                                          1,199,569
   1,100,000         Oxford Finance Funding LLC, Series 2016-1A,
                     Class A, 3.968%, 6/17/24 (144A)                                   1,095,104
   2,000,000         Purchasing Power Funding LLC, Series 2018-A,
                     Class A, 3.34%, 8/15/22 (144A)                                    1,990,938
      97,794(b)      RAAC Trust, Series 2006-RP2, Class A, 2.341%
                     (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)                         97,737
   2,974,024(d)      RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                     8/25/22 (144A)                                                    2,957,653
   2,247,137         SCF Equipment Leasing LLC, Series 2017-2A,
                     Class A, 3.41%, 12/20/23 (144A)                                   2,223,945
   2,250,000         SCF Equipment Leasing LLC, Series 2018-1A,
                     Class C, 4.21%, 4/20/27 (144A)                                    2,271,919
     689,043         SCF Equipment Trust LLC, Series 2016-1A, Class A,
                     3.62%, 11/20/21 (144A)                                              686,891

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     364,812         Skopos Auto Receivables Trust, Series 2015-1A,
                     Class B, 5.43%, 12/15/23 (144A)                             $       365,942
   1,476,250         STORE Master Funding I LLC, Series 2015-1A,
                     Class A1, 3.75%, 4/20/45 (144A)                                   1,450,838
      10,614(d)      Structured Asset Securities Corp., Series 2004-19XS,
                     Class A6B, 5.022%, 10/25/34                                          10,857
     417,667(d)      Terwin Mortgage Trust, Series 2005-16HE, Class AF2,
                     4.761%, 9/25/36                                                     418,453
   3,200,000         Tidewater Auto Receivables Trust, Series 2018-AA,
                     Class C, 3.84%, 11/15/24 (144A)                                   3,199,102
   1,078,000         Tidewater Auto Receivables Trust, Series 2018-AA,
                     Class D, 4.3%, 11/15/24 (144A)                                    1,077,694
   2,000,000         Tidewater Sales Finance Master Trust, Series
                     2017-AA, Class A, 4.55%, 4/15/21 (144A)                           1,998,909
     918,878         TLF National Tax Lien Trust, Series 2017-1A, Class B,
                     3.84%, 12/15/29 (144A)                                              913,393
   4,200,000(c)      Towd Point Mortgage Trust, Series 2016-3, Class M1,
                     3.5%, 4/25/56 (144A)                                              4,137,304
   3,000,000(c)      Towd Point Mortgage Trust, Series 2016-5, Class M1,
                     3.375%, 10/25/56 (144A)                                           2,948,272
   4,985,000(c)      Towd Point Mortgage Trust, Series 2017-4, Class A2,
                     3.0%, 6/25/57 (144A)                                              4,733,847
  11,500,000(c)       Towd Point Mortgage Trust, Series 2017-6, Class A2,
                     3.0%, 10/25/57 (144A)                                            10,855,335
   7,155,000(c)      Towd Point Mortgage Trust, Series 2018-3, Class A1,
                     3.75%, 5/25/58 (144A)                                             7,156,431
   3,000,000(b)      Trafigura Securitisation Finance Plc, Series 2017-1A,
                     Class A1, 2.923% (1 Month USD LIBOR + 85 bps),
                     12/15/20 (144A)                                                   3,007,500
   8,500,000         Tricon American Homes Trust, Series 2017-SFR2,
                     Class B, 3.275%, 1/17/36 (144A)                                   8,238,914
     836,891         Welk Resorts LLC, Series 2015-AA, Class A, 2.79%,
                     6/16/31 (144A)                                                      821,535
   2,617,201         Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
                     6/15/33 (144A)                                                    2,555,285
     580,956         Westlake Automobile Receivables Trust, Series
                     2016-1A, Class C, 3.29%, 9/15/21 (144A)                             581,743
   1,000,000         Westlake Automobile Receivables Trust, Series
                     2017-2A, Class C, 2.59%, 12/15/22 (144A)                            989,386
   1,900,000         Westlake Automobile Receivables Trust, Series
                     2018-2A, Class D, 4.0%, 1/16/24 (144A)                            1,906,659
   2,500,000         WRG Debt Funding II LLC, Series 2017-1, Class A,
                     4.458%, 3/15/26 (144A)                                            2,490,625
                                                                                 ---------------
                     Total Banks                                                 $   219,973,857
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 23

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 0.2%
                     Hotels, Resorts & Cruise Lines -- 0.2%
     542,483         Westgate Resorts LLC, Series 2015-1A, Class A,
                     2.75%, 5/20/27 (144A)                                       $       540,184
   2,149,180         Westgate Resorts LLC, Series 2016-1A, Class B,
                     4.5%, 12/20/28 (144A)                                             2,141,640
   1,443,759         Westgate Resorts LLC, Series 2017-1A, Class A,
                     3.05%, 12/20/30 (144A)                                            1,429,829
   7,719,762         Westgate Resorts LLC, Series 2018-1A, Class C,
                     4.1%, 12/20/31 (144A)                                             7,697,034
                                                                                 ---------------
                     Total Consumer Services                                     $    11,808,687
------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.2%
                     Consumer Finance -- 0.1%
   2,100,000         First Investors Auto Owner Trust, Series 2014-3A,
                     Class C, 2.97%, 11/16/20 (144A)                             $     2,100,384
     300,000         First Investors Auto Owner Trust, Series 2017-2A,
                     Class C, 3.0%, 8/15/23 (144A)                                       293,665
                                                                                 ---------------
                                                                                 $     2,394,049
------------------------------------------------------------------------------------------------
                     Other Diversified Financial Services -- 0.1%
     175,046         Diamond Resorts Owner Trust, Series 2015-1,
                     Class B, 3.17%, 7/20/27 (144A)                              $       174,553
   3,202,171         Spirit Master Funding LLC, Series 2014-4A, Class A2,
                     4.629%, 1/20/45 (144A)                                            3,219,070
      52,556         United States Small Business Administration,
                     6.14%, 1/1/22                                                        54,212
     220,263         United States Small Business Administration, Series
                     2005-20B, Class 1, 4.625%, 2/1/25                                   225,147
     208,198         United States Small Business Administration, Series
                     2005-20E, Class 1, 4.84%, 5/1/25                                    213,499
     282,388         United States Small Business Administration, Series
                     2008-20D, Class 1, 5.37%, 4/1/28                                    295,926
     320,977         United States Small Business Administration, Series
                     2008-20H, Class 1, 6.02%, 8/1/28                                    341,224
     207,513         United States Small Business Administration, Series
                     2008-20J, Class 1, 5.63%, 10/1/28                                   220,290
     169,486         United States Small Business Administration, Series
                     2008-20L, Class 1, 6.22%, 12/1/28                                   182,747
      71,834         United States Small Business Administration, Series
                     2009-20A, Class 1, 5.72%, 1/1/29                                     76,324
     178,142         United States Small Business Administration, Series
                     2009-20I, Class 1, 4.2%, 9/1/29                                     183,075
                                                                                 ---------------
                                                                                 $     5,186,067
------------------------------------------------------------------------------------------------
                     Specialized Finance -- 0.0%+
     702,061         Hercules Capital Funding Trust, Series 2014-1A,
                     Class A, 3.524%, 4/16/21 (144A)                             $       702,281
                                                                                 ---------------
                     Total Diversified Financials                                $     8,282,397
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     ENERGY -- 0.1%
                     Oil & Gas Exploration & Production -- 0.1%
   4,200,000         Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                     8/28/27 (144A)                                              $     4,017,563
                                                                                 ---------------
                     Total Energy                                                $     4,017,563
------------------------------------------------------------------------------------------------
                     TOTAL ASSET BACKED SECURITIES
                     (Cost $245,938,407)                                         $   244,082,504
------------------------------------------------------------------------------------------------
                     COLLATERALIZED MORTGAGE OBLIGATIONS --
                     20.5% of Net Assets
                     BANKS -- 19.7%
                     Thrifts & Mortgage Finance -- 19.7%
   3,190,000         A10 Term Asset Financing LLC, Series 2017-1A,
                     Class B, 3.15%, 3/15/36 (144A)                              $     3,120,918
   4,226,255(c)      Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                     3.5%, 1/25/45 (144A)                                              4,161,377
   1,187,472(c)      Agate Bay Mortgage Trust, Series 2015-5, Class A3,
                     3.5%, 7/25/45 (144A)                                              1,165,578
   4,058,700(c)      Agate Bay Mortgage Trust, Series 2015-7, Class B3,
                     3.765%, 10/25/45 (144A)                                           3,911,932
   8,232,263(c)      Agate Bay Mortgage Trust, Series 2016-3, Class A5,
                     3.5%, 8/25/46 (144A)                                              8,176,308
      69,947(b)      Alternative Loan Trust, Series 2003-14T1, Class A9,
                     2.541% (1 Month USD LIBOR + 45 bps), 8/25/18                         46,375
   2,800,000         American Homes 4 Rent, Series 2014-SFR3,
                     Class C, 4.596%, 12/17/36 (144A)                                  2,880,334
     700,000         American Homes 4 Rent, Series 2014-SFR3,
                     Class D, 5.04%, 12/17/36 (144A)                                     731,583
   1,300,000         American Homes 4 Rent, Series 2015-SFR1,
                     Class C, 4.11%, 4/17/52 (144A)                                    1,304,686
   5,200,000(b)      Arbor Realty Commercial Real Estate Notes, Ltd.,
                     Series 2017-FL1, Class B, 4.573% (1 Month USD
                     LIBOR + 250 bps), 4/15/27 (144A)                                  5,317,000
   2,477,720         B2R Mortgage Trust, Series 2015-1, Class A1,
                     2.524%, 5/15/48 (144A)                                            2,444,406
   5,900,000(b)      BAMLL Commercial Mortgage Securities Trust,
                     Series 2014-FL1, Class B, 5.747% (1 Month USD
                     LIBOR + 220 bps), 12/15/31 (144A)                                 5,929,263
   7,460,000         BANK, Series 2017-BNK5, Class AS,
                     3.624%, 6/15/60                                                   7,310,856
   9,000,000         BANK, Series 2017-BNK7, Class AS,
                     3.748%, 9/15/60                                                   8,893,259
   5,278,301(d)(e)   Bayview Commercial Asset Trust, Series 2007-2A,
                     Class IO, 0.0%, 7/25/37 (144A)                                            1
   7,681,832(c)      Bayview Opportunity Master Fund IVb Trust, Series
                     2017-RT2, Class A, 3.5%, 8/28/57 (144A)                           7,653,033
   3,569,863(c)      Bayview Opportunity Master Fund IVb Trust, Series
                     2017-SPL4, Class A, 3.5%, 1/28/55 (144A)                          3,563,234

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 25

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
     721,924(c)      Bear Stearns Commercial Mortgage Securities Trust,
                     Series 2005-PWR7, Class B, 5.214%, 2/11/41                  $       719,223
   4,238,255(b)      Bellemeade Re, Ltd., Series 2017-1, Class M1,
                     3.791% (1 Month USD LIBOR + 170 bps),
                     10/25/27 (144A)                                                   4,260,942
   3,440,000(b)      Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
                     3.691% (1 Month USD LIBOR + 160 bps),
                     4/25/28 (144A)                                                    3,449,719
   7,000,000         Benchmark Mortgage Trust, Series 2018-B2,
                     Class A4, 3.615%, 2/15/51                                         6,944,139
   3,250,000         CCRESG Commercial Mortgage Trust, Series
                     2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                        3,234,439
     183,737(c)      CHL Mortgage Pass-Through Trust, Series 2003-56,
                     Class 4A2, 3.766%, 12/25/33                                        188,050
   9,883,656(c)      CIM Trust, Series 2018-J1, Class A10, 3.5%,
                     3/25/48 (144A)                                                    9,758,399
   3,400,000(c)      Citigroup Commercial Mortgage Trust, Series
                     2014-GC19, Class B, 4.805%, 3/10/47                               3,502,022
   6,000,000(c)      Citigroup Commercial Mortgage Trust, Series
                     2014-GC25, Class B, 4.345%, 10/10/47                              6,031,291
   3,100,000         Citigroup Commercial Mortgage Trust, Series
                     2015-GC27, Class A5, 3.137%, 2/10/48                              3,020,208
   4,621,000         Citigroup Commercial Mortgage Trust, Series
                     2016-P5, Class D, 3.0%, 10/10/49 (144A)                           3,668,745
  11,753,386(c)      Citigroup Mortgage Loan Trust, Series 2018-RP2,
                     Class A1, 3.5%, 2/25/58 (144A)                                   11,723,423
   3,567,344         Colony American Finance, Ltd., Series 2015-1,
                     Class A, 2.896%, 10/15/47 (144A)                                  3,544,914
   2,400,000(d)      Colony American Finance, Ltd., Series 2016-1,
                     Class D, 5.972%, 6/15/48 (144A)                                   2,502,307
   2,400,000(d)      Colony American Finance, Ltd., Series 2016-2,
                     Class D, 5.028%, 11/15/48 (144A)                                  2,424,564
   2,100,000(b)      Colony Starwood Homes Trust, Series 2016-2A,
                     Class B, 3.823% (1 Month USD LIBOR + 175 bps),
                     12/17/33 (144A)                                                   2,100,678
   1,100,000         COMM Mortgage Trust, Series 2012-CR2, Class AM,
                     3.791%, 8/15/45                                                   1,113,772
   5,000,000(c)      COMM Mortgage Trust, Series 2013-CR11, Class C,
                     5.334%, 8/10/50 (144A)                                            5,087,765
   1,900,000         COMM Mortgage Trust, Series 2013-LC6, Class A4,
                     2.941%, 1/10/46                                                   1,867,907
   7,325,000(c)      COMM Mortgage Trust, Series 2014-CR20, Class C,
                     4.653%, 11/10/47                                                  7,247,605
   3,800,000(b)      COMM Mortgage Trust, Series 2014-FL5, Class B,
                     3.183% (1 Month USD LIBOR + 215 bps),
                     10/15/31 (144A)                                                   3,784,718
   4,500,000(c)      COMM Mortgage Trust, Series 2014-UBS3, Class C,
                     4.942%, 6/10/47                                                   4,463,054

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
   4,100,000         COMM Mortgage Trust, Series 2014-UBS4, Class A4,
                     3.42%, 8/10/47                                              $     4,074,860
   5,200,000         COMM Mortgage Trust, Series 2015-3BP, Class A,
                     3.178%, 2/10/35 (144A)                                            5,059,898
   4,000,000(c)      COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                     3.807%, 5/10/48 (144A)                                            3,961,523
   3,104,000(c)      COMM Mortgage Trust, Series 2015-CR25, Class B,
                     4.696%, 8/10/48                                                   3,219,898
   6,300,000         COMM Mortgage Trust, Series 2015-CR26, Class A3,
                     3.359%, 10/10/48                                                  6,176,165
   6,425,000         COMM Mortgage Trust, Series 2015-LC23, Class A4,
                     3.774%, 10/10/48                                                  6,466,425
   2,963,838         Commercial Mortgage Pass Through Certificates,
                     Series 2012-CR3, Class A3, 2.822%, 10/15/45                       2,904,980
   7,120,000(c)      CSAIL Commercial Mortgage Trust, Series 2016-C5,
                     Class C, 4.687%, 11/15/48                                         7,058,327
   2,090,000         CSAIL Commercial Mortgage Trust, Series 2016-C6,
                     Class A5, 3.09%, 1/15/49                                          2,004,538
   9,042,263(c)      CSMC Trust, Series 2013-6, Class 2A3, 3.5%,
                     8/25/43 (144A)                                                    8,923,022
   5,069,903(c)      CSMC Trust, Series 2013-7, Class B3, 3.575%,
                     8/25/43 (144A)                                                    4,948,654
   4,446,628(c)      CSMC Trust, Series 2013-IVR3, Class A1, 2.5%,
                     5/25/43 (144A)                                                    4,148,037
   4,099,316(c)      CSMC Trust, Series 2013-IVR3, Class A3, 1.55%,
                     5/25/43 (144A)                                                    3,949,204
   3,672,367(c)      CSMC Trust, Series 2013-IVR3, Class B2, 3.46%,
                     5/25/43 (144A)                                                    3,602,772
   2,756,901(c)      CSMC Trust, Series 2013-IVR3, Class B4, 3.46%,
                     5/25/43 (144A)                                                    2,576,721
   2,907,156(c)      CSMC Trust, Series 2013-IVR5, Class B4, 3.659%,
                     10/25/43 (144A)                                                   2,828,055
   8,842,828(c)      CSMC Trust, Series 2013-TH1, Class A1, 2.13%,
                     2/25/43 (144A)                                                    8,208,850
   3,558,660(c)      CSMC Trust, Series 2017-HL2, Class A1, 3.5%,
                     10/25/47 (144A)                                                   3,474,366
   7,276,789(c)      CSMC Trust, Series 2017-HL2, Class A3, 3.5%,
                     10/25/47 (144A)                                                   7,225,510
   7,367,712(c)      CSMLT Trust, Series 2015-1, Class A9, 3.5%,
                     5/25/45 (144A)                                                    7,241,083
   3,470,490(c)      CSMLT Trust, Series 2015-2, Class A7, 3.5%,
                     8/25/45 (144A)                                                    3,424,725
   6,000,000         DBJPM Mortgage Trust, Series 2016-C3, Class A5,
                     2.89%, 9/10/49                                                    5,661,756
   2,692,983(c)      Deephaven Residential Mortgage Trust, Series
                     2017-3A, Class A1, 2.577%, 10/25/47 (144A)                        2,676,298
   6,128,095(c)      Deephaven Residential Mortgage Trust, Series
                     2018-1A, Class A1, 2.976%, 12/25/57 (144A)                        6,091,603

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 27

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
   2,197,000(c)      FirstKey Mortgage Trust, Series 2015-1, Class B4,
                     3.924%, 3/25/45 (144A)                                      $     2,032,225
  10,535,117(c)      Flagstar Mortgage Trust, Series 2018-1, Class A3,
                     3.5%, 3/25/48 (144A)                                             10,340,881
   5,504,001(c)      Flagstar Mortgage Trust, Series 2018-2, Class A14,
                     3.5%, 4/25/48 (144A)                                              5,336,991
   7,930,715(c)      Flagstar Mortgage Trust, Series 2018-2, Class B1,
                     4.085%, 4/25/48 (144A)                                            7,918,304
   9,855,675(c)      Flagstar Mortgage Trust, Series 2018-3INV, Class A3,
                     4.0%, 5/25/48 (144A)                                              9,828,073
   4,630,000(c)      GAHR Commercial Mortgage Trust, Series 2015-NRF,
                     Class CFX, 3.495%, 12/15/34 (144A)                                4,615,537
   1,000,000         GS Mortgage Securities Corp. II, Series 2013-GC10,
                     Class B, 3.682%, 2/10/46 (144A)                                     989,818
   5,030,000(c)      GS Mortgage Securities Trust, Series 2013-GC12,
                     Class C, 4.179%, 6/10/46                                          4,868,298
   3,657,637(c)      GS Mortgage-Backed Securities Trust, Series
                     2014-EB1A, Class B3, 3.124%, 7/25/44 (144A)                       3,673,081
     750,000(b)      Home Partners of America Trust, Series 2017-1,
                     Class B, 3.435% (1 Month USD LIBOR + 135 bps),
                     7/17/34 (144A)                                                      751,417
     272,614(b)      JP Morgan Chase Commercial Mortgage Securities
                     Trust, Series 2006-LDP9, Class A3SF, 2.228%
                     (1 Month USD LIBOR + 16 bps), 5/15/47                               271,859
   1,066,204         JP Morgan Chase Commercial Mortgage Securities
                     Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46                  1,089,144
   1,900,000(c)      JP Morgan Chase Commercial Mortgage Securities
                     Trust, Series 2012-C8, Class B, 3.977%,
                     10/15/45 (144A)                                                   1,902,452
   4,555,234         JP Morgan Chase Commercial Mortgage Securities
                     Trust, Series 2012-LC9, Class A5, 2.84%, 12/15/47                 4,457,982
   4,600,000(b)      JP Morgan Chase Commercial Mortgage Securities
                     Trust, Series 2014-CBM, Class C, 4.023% (1 Month
                     USD LIBOR + 195 bps), 10/15/29 (144A)                             4,599,997
   1,268,571(b)      JP Morgan Chase Commercial Mortgage Securities
                     Trust, Series 2014-FL4, Class C, 4.273% (1 Month
                     USD LIBOR + 220 bps), 12/15/30 (144A)                             1,270,437
   3,725,000(c)      JP Morgan Chase Commercial Mortgage Securities
                     Trust, Series 2018-BCON, Class C, 3.881%,
                     1/5/31 (144A)                                                     3,695,714
   8,433,102(c)      JP Morgan Mortgage Trust, Series 2013-1, Class 2A2,
                     2.5%, 3/25/43 (144A)                                              8,122,131
   3,003,865(c)      JP Morgan Mortgage Trust, Series 2013-1, Class 2A3,
                     3.0%, 3/25/43 (144A)                                              2,959,981
   5,286,645(c)      JP Morgan Mortgage Trust, Series 2015-4, Class 2A3,
                     3.0%, 6/25/45 (144A)                                              5,110,658
   9,147,756(c)      JP Morgan Mortgage Trust, Series 2016-1, Class A3,
                     3.5%, 5/25/46 (144A)                                              8,979,099

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
   5,290,927(c)      JP Morgan Mortgage Trust, Series 2016-3, Class 2A1,
                     3.0%, 10/25/46 (144A)                                       $     5,203,711
   7,777,218(c)      JP Morgan Mortgage Trust, Series 2016-4, Class A13,
                     3.5%, 10/25/46 (144A)                                             7,614,010
   5,628,332(c)      JP Morgan Mortgage Trust, Series 2016-5, Class B1,
                     2.611%, 12/25/46 (144A)                                           5,472,124
  10,555,000(c)      JP Morgan Mortgage Trust, Series 2017-1, Class A6,
                     3.5%, 1/25/47 (144A)                                             10,382,563
   2,599,679(c)      JP Morgan Mortgage Trust, Series 2017-2, Class A4,
                     3.0%, 5/25/47 (144A)                                              2,498,840
     359,405(c)      JP Morgan Mortgage Trust, Series 2017-2, Class A5,
                     3.5%, 5/25/47 (144A)                                                355,165
   5,488,330(c)      JP Morgan Mortgage Trust, Series 2017-2, Class A6,
                     3.0%, 5/25/47 (144A)                                              5,351,549
   1,434,673(c)      JP Morgan Mortgage Trust, Series 2017-2, Class B1,
                     3.746%, 5/25/47 (144A)                                            1,398,605
   5,223,775(c)      JP Morgan Mortgage Trust, Series 2017-3,
                     Class 1A13, 3.5%, 8/25/47 (144A)                                  5,113,221
   1,619,655(c)      JP Morgan Mortgage Trust, Series 2017-3, Class 1A5,
                     3.5%, 8/25/47 (144A)                                              1,600,548
   9,656,713(c)      JP Morgan Mortgage Trust, Series 2017-3, Class 2A2,
                     2.5%, 8/25/47 (144A)                                              9,264,409
   3,835,002(c)      JP Morgan Mortgage Trust, Series 2017-4, Class A3,
                     3.5%, 11/25/48 (144A)                                             3,761,899
  11,672,655(c)      JP Morgan Mortgage Trust, Series 2017-4, Class A5,
                     3.5%, 11/25/48 (144A)                                            11,534,953
  12,979,379(c)      JP Morgan Mortgage Trust, Series 2017-4, Class A6,
                     3.0%, 11/25/48 (144A)                                            12,783,975
   5,130,421(c)      JP Morgan Mortgage Trust, Series 2017-5, Class A1A,
                     3.0%, 10/26/48 (144A)                                             5,086,289
   1,689,460(c)      JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                     3.173%, 10/26/48 (144A)                                           1,679,254
   4,454,643(c)      JP Morgan Mortgage Trust, Series 2017-5, Class B1,
                     3.173%, 10/26/48 (144A)                                           4,370,548
   2,973,715(c)      JP Morgan Mortgage Trust, Series 2017-6, Class A13,
                     3.5%, 12/25/48 (144A)                                             2,845,758
  10,257,137(c)      JP Morgan Mortgage Trust, Series 2017-6, Class A5,
                     3.5%, 12/25/48 (144A)                                            10,129,723
   5,546,473(c)      JP Morgan Mortgage Trust, Series 2017-6, Class B1,
                     3.854%, 12/25/48 (144A)                                           5,415,316
  13,601,062(c)      JP Morgan Mortgage Trust, Series 2018-1, Class A5,
                     3.5%, 6/25/48 (144A)                                             13,432,110
   2,975,045(c)      JP Morgan Mortgage Trust, Series 2018-1, Class B1,
                     3.77%, 6/25/48 (144A)                                             2,914,547
   9,725,029(c)      JP Morgan Mortgage Trust, Series 2018-3, Class A5,
                     3.5%, 9/25/48 (144A)                                              9,604,224
   3,878,354(c)      JP Morgan Mortgage Trust, Series 2018-3, Class B1,
                     3.784%, 9/25/48 (144A)                                            3,748,982

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 29

------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                         Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
  13,815,000(c)      JP Morgan Mortgage Trust, Series 2018-4, Class A17,
                     3.5%, 10/25/48 (144A)                                       $    13,364,071
   4,561,439(c)      JP Morgan Mortgage Trust, Series 2018-4, Class B2,
                     3.805%, 10/25/48 (144A)                                           4,365,206
  13,000,000(c)      JP Morgan Mortgage Trust, Series 2018-6, Class 2A2,
                     3.0%, 12/25/48 (144A)                                            12,766,406
   5,340,000(b)      JP Morgan Mortgage Trust, Series 2018-7FRB,
                     Class A2, 2.841% (1 Month USD LIBOR + 75 bps),
                     4/25/46 (144A)                                                    5,345,128
   7,730,000(b)      JP Morgan Mortgage Trust, Series 2018-7FRB,
                     Class A3, 2.841% (1 Month USD LIBOR + 75 bps),
                     4/25/46 (144A)                                                    7,697,527
   7,791,194(c)      JP Morgan Trust, Series 2015-1, Class B1, 2.91%,
                     12/25/44 (144A)                                                   7,765,230
   2,936,766(c)      JP Morgan Trust, Series 2015-3, Class A6, 3.0%,
                     5/25/45 (144A)                                                    2,903,957
   4,286,935(c)      JP Morgan Trust, Series 2015-3, Class B3, 3.684%,
                     5/25/45 (144A)                                                    4,132,926
   4,050,000         JPMBB Commercial Mortgage Securities Trust, Series
                     2014-C22, Class A4, 3.801%, 9/15/47                               4,110,424
   7,850,000         JPMBB Commercial Mortgage Securities Trust, Series
                     2015-C32, Class A4, 3.329%, 11/15/48                              7,709,981
   3,450,000(c)      JPMDB Commercial Mortgage Securities Trust, Series
                     2016-C2, Class B, 3.99%, 6/15/49                                  3,418,220
   2,000,000(c)      JPMDB Commercial Mortgage Securities Trust, Series
                     2016-C4, Class D, 3.223%, 12/15/49 (144A)                         1,593,796
   1,982,101         La Hipotecaria El Salvadorian Mortgage Trust, Series
                     2016-1A, Class A, 3.358%, 1/15/46 (144A)                          1,934,640
   1,065,082(b)      La Hipotecaria Panamanian Mortgage Trust, Series
                     2010-1GA, Class A, 2.5% (Panamanian Mortgage
                     Reference Rate + 300 bps), 9/8/39 (144A)                          1,077,730
   3,082,616(b)      La Hipotecaria Panamanian Mortgage Trust, Series
                     2014-1A, Class A1, 3.258% (Panamanian Mortgage
                     Reference Rate + 224 bps), 11/24/42 (144A)                        3,001,697
   3,690,000(c)      LSTAR Commercial Mortgage Trust, Series 2015-3,
                     Class AS, 3.246%, 4/20/48 (144A)                                  3,548,973
   2,971,741(b)      LSTAR Securities Investment, Ltd., Series 2017-7,
                     Class A, 0.037% (1 Month USD LIBOR + 175 bps),
                     10/1/22 (144A)                                                    2,985,954
   8,460,901(b)      LSTAR Securities Investment, Ltd., Series 2018-1,
                     Class A, 3.532% (1 Month USD LIBOR + 155 bps),
                     2/1/23 (144A)                                                     8,470,192
     356,245         MarketPlace Loan Trust, Series 2016-BS1, Class A,
                     4.5%, 1/15/21 (144A)                                                355,903
   5,386,146(c)      Mello Mortgage Capital Acceptance, Series
                     2018-MTG1, Class A1, 3.5%, 5/25/48 (144A)                         5,296,417
   2,898,566(c)      Mill City Mortgage Loan Trust, Series 2017-3,
                     Class M2, 3.25%, 1/25/61 (144A)                                   2,779,928

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
   5,750,000         Morgan Stanley Bank of America Merrill Lynch Trust,
                     Series 2012-C6, Class A4, 2.858%, 11/15/45                  $     5,647,173
   2,240,000         Morgan Stanley Bank of America Merrill Lynch Trust,
                     Series 2015-C25, Class D, 3.068%, 10/15/48                        1,847,904
     440,184(b)      MRFC Mortgage Pass-Through Trust, Series
                     2000-TBC3, Class A1, 2.513% (1 Month USD
                     LIBOR + 44 bps), 12/15/30                                           426,318
   5,864,777(c)      NRP Mortgage Trust, Series 2013-1, Class A1,
                     3.25%, 7/25/43 (144A)                                             5,700,302
   5,864,497(c)      NRP Mortgage Trust, Series 2013-1, Class B1,
                     3.313%, 7/25/43 (144A)                                            5,729,721
   4,510,742(c)      NRP Mortgage Trust, Series 2013-1, Class B2,
                     3.313%, 7/25/43 (144A)                                            4,381,464
     732,579(b)      Pepper Residential Securities Trust No. 18, Series 18A,
                     Class A1UA, 2.996% (1 Month USD LIBOR + 95 bps),
                     3/12/47 (144A)                                                      732,465
   9,328,475(c)      PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                     9/25/43 (144A)                                                    9,162,316
   4,800,000         Progress Residential Trust, Series 2017-SFR1,
                     Class B, 3.017%, 8/17/34 (144A)                                   4,643,847
     700,000         Progress Residential Trust, Series 2017-SFR1,
                     Class D, 3.565%, 8/17/34 (144A)                                     683,132
   5,135,000         Progress Residential Trust, Series 2017-SFR2,
                     Class B, 3.196%, 12/17/34 (144A)                                  4,988,891
   6,707,446(c)      PSMC Trust, Series 2018-1, Class A3, 3.5%,
                     2/25/48 (144A)                                                    6,663,799
      23,868         RALI Trust, Series 2003-QS14, Class A1,
                     5.0%, 7/25/18                                                        23,725
     622,105(b)      RESIMAC Premier, Series 2017-1A, Class A1A,
                     2.996% (1 Month USD LIBOR + 95 bps),
                     9/11/48 (144A)                                                      623,272
   2,874,004(c)      Sequoia Mortgage Trust, Series 2012-6, Class A2,
                     1.808%, 12/25/42                                                  2,678,661
   2,925,712(c)      Sequoia Mortgage Trust, Series 2012-6, Class B3,
                     3.727%, 12/25/42                                                  2,867,295
   3,282,628(c)      Sequoia Mortgage Trust, Series 2013-2, Class A,
                     1.874%, 2/25/43                                                   2,948,744
   7,459,569(c)      Sequoia Mortgage Trust, Series 2013-4, Class A1,
                     2.325%, 4/25/43                                                   6,881,162
   7,888,134(c)      Sequoia Mortgage Trust, Series 2013-5, Class A1,
                     2.5%, 5/25/43 (144A)                                              7,325,797
  11,883,318(c)      Sequoia Mortgage Trust, Series 2013-5, Class A2,
                     3.0%, 5/25/43 (144A)                                             11,385,241
   7,989,663(c)      Sequoia Mortgage Trust, Series 2013-6, Class A1,
                     2.5%, 5/25/43                                                     7,570,837
  12,082,696(c)      Sequoia Mortgage Trust, Series 2013-6, Class A2,
                     3.0%, 5/25/43                                                    11,674,494
   8,803,741(c)      Sequoia Mortgage Trust, Series 2013-7, Class A1,
                     2.5%, 6/25/43                                                     8,379,718

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 31

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
  11,034,794(c)      Sequoia Mortgage Trust, Series 2013-7, Class A2,
                     3.0%, 6/25/43                                               $    10,641,194
   8,510,933(c)      Sequoia Mortgage Trust, Series 2013-8, Class A1,
                     3.0%, 6/25/43                                                     8,238,490
   6,930,943         Sequoia Mortgage Trust, Series 2013-9, Class A1,
                     3.5%, 7/25/43 (144A)                                              6,820,485
  10,472,882(c)      Sequoia Mortgage Trust, Series 2013-10, Class A1,
                     3.5%, 8/25/43 (144A)                                             10,305,975
   6,510,893(c)      Sequoia Mortgage Trust, Series 2013-10, Class B1,
                     3.562%, 8/25/43 (144A)                                            6,413,249
   4,001,762(c)      Sequoia Mortgage Trust, Series 2015-1, Class A2,
                     3.0%, 1/25/45 (144A)                                              3,860,294
   7,227,720(c)      Sequoia Mortgage Trust, Series 2015-2, Class A1,
                     3.5%, 5/25/45 (144A)                                              7,112,531
   2,638,120(c)      Sequoia Mortgage Trust, Series 2016-3, Class A10,
                     3.5%, 11/25/46 (144A)                                             2,620,848
   2,913,237(c)      Sequoia Mortgage Trust, Series 2017-1, Class A4,
                     3.5%, 2/25/47 (144A)                                              2,901,874
   9,474,977(c)      Sequoia Mortgage Trust, Series 2017-2, Class A1,
                     3.5%, 2/25/47 (144A)                                              9,306,209
   4,945,187(c)      Sequoia Mortgage Trust, Series 2017-3, Class A1,
                     3.5%, 4/25/47 (144A)                                              4,841,650
   3,704,484(c)      Sequoia Mortgage Trust, Series 2017-4, Class A4,
                     3.5%, 7/25/47 (144A)                                              3,685,092
   8,334,479(c)      Sequoia Mortgage Trust, Series 2017-5, Class A1,
                     3.5%, 8/25/47 (144A)                                              8,213,050
   8,164,724(c)      Sequoia Mortgage Trust, Series 2017-7, Class A1,
                     3.5%, 10/25/47 (144A)                                             8,003,985
   2,736,282(c)      Sequoia Mortgage Trust, Series 2017-CH2, Class A1,
                     4.0%, 12/25/47 (144A)                                             2,755,822
  11,995,481(c)      Sequoia Mortgage Trust, Series 2018-3, Class A4,
                     3.5%, 3/25/48 (144A)                                             11,883,360
  12,395,000(c)      Sequoia Mortgage Trust, Series 2018-6, Class A22,
                     4.0%, 7/25/48 (144A)                                             12,412,430
   5,012,880(c)      Sequoia Mortgage Trust, Series 2018-CH1, Class A1,
                     4.0%, 2/25/48 (144A)                                              5,058,523
   6,107,250(c)      Shellpoint Co-Originator Trust, Series 2015-1,
                     Class A9, 3.5%, 8/25/45 (144A)                                    6,043,887
   1,019,982(c)      Shellpoint Co-Originator Trust, Series 2016-1,
                     Class 1A10, 3.5%, 11/25/46 (144A)                                 1,010,755
   5,895,564(c)      Shellpoint Co-Originator Trust, Series 2016-1,
                     Class 2A3, 3.0%, 10/25/31 (144A)                                  5,754,902
   6,554,580(c)      Shellpoint Co-Originator Trust, Series 2017-1,
                     Class A1, 3.5%, 4/25/47 (144A)                                    6,458,313
   9,985,919(c)      Shellpoint Co-Originator Trust, Series 2017-2,
                     Class A1, 3.5%, 10/25/47 (144A)                                   9,816,967

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- (continued)
   2,547,181(c)      Shellpoint Co-Originator Trust, Series 2017-2,
                     Class B1, 3.737%, 10/25/47 (144A)                           $     2,492,938
   2,865,805(c)      Sofi Mortgage Trust, Series 2016-1A, Class 1A4,
                     3.0%, 11/25/46 (144A)                                             2,716,572
   2,950,000(b)      Starwood Waypoint Homes Trust, Series 2017-1,
                     Class B, 3.255% (1 Month USD LIBOR + 117 bps),
                     1/17/35 (144A)                                                    2,952,487
   6,671,107         Toro Mortgage Funding Trust, Series 2017-RJ1,
                     4.0%, 4/25/74                                                     6,585,634
   7,540,000(c)      Towd Point Mortgage Trust, Series 2015-6, Class M1,
                     3.75%, 4/25/55 (144A)                                             7,586,474
   5,000,000(c)      Towd Point Mortgage Trust, Series 2017-1, Class M1,
                     3.75%, 10/25/56 (144A)                                            5,007,617
  12,015,000(c)      Towd Point Mortgage Trust, Series 2017-2, Class A2,
                     3.25%, 4/25/57 (144A)                                            11,800,791
  10,055,000(c)      Towd Point Mortgage Trust, Series 2017-3, Class A2,
                     3.0%, 7/25/57 (144A)                                              9,639,863
   8,719,786         Towd Point Mortgage Trust, Series 2017-5, Class XA,
                     3.5%, 2/25/57 (144A)                                              8,623,477
     270,782         Vendee Mortgage Trust, Series 2008-1, Class GD,
                     5.25%, 1/15/32                                                      277,789
     468,591         Vendee Mortgage Trust, Series 2010-1, Class DA,
                     4.25%, 2/15/35                                                      475,166
   4,500,000         Wells Fargo Commercial Mortgage Trust, Series
                     2014-LC16, Class ASB, 3.477%, 8/15/50                             4,536,432
   3,810,000         Wells Fargo Commercial Mortgage Trust, Series
                     2015-NXS3, Class A4, 3.617%, 9/15/57                              3,806,812
   8,200,000         Wells Fargo Commercial Mortgage Trust, Series
                     2016-C32, Class A3, 3.294%, 1/15/59                               8,023,810
  10,000,000         Wells Fargo Commercial Mortgage Trust, Series
                     2016-LC24, Class A3, 2.684%, 10/15/49                             9,321,888
     633,288(b)      Wells Fargo Credit Risk Transfer Securities Trust,
                     Series 2015-WF1, Class 2M1, 4.941% (1 Month
                     USD LIBOR + 285 bps), 11/25/25 (144A)                               637,145
   4,200,000(c)      WFRBS Commercial Mortgage Trust, Series
                     2013-C12, Class D, 4.553%, 3/15/48 (144A)                         3,825,588
   6,200,000         WFRBS Commercial Mortgage Trust, Series
                     2013-C16, Class A4, 4.136%, 9/15/46                               6,418,238
   2,936,991(c)      WinWater Mortgage Loan Trust, Series 2014-2,
                     Class B4, 4.103%, 9/20/44 (144A)                                  2,721,021
   2,952,780(c)      WinWater Mortgage Loan Trust, Series 2016-1,
                     Class 1A5, 3.5%, 1/20/46 (144A)                                   2,890,468
                                                                                 ---------------
                     Total Banks                                                 $   979,622,378
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 33

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     GOVERNMENT -- 0.8%
                     Government -- 0.8%
     609,406(c)      Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                     4.139%, 7/25/43                                             $       641,007
      34,824(b)      Federal Home Loan Mortgage Corp. REMICS,
                     Series 3780, Class FE, 2.473% (1 Month USD
                     LIBOR + 40 bps), 12/15/20                                            34,935
   1,530,083         Federal Home Loan Mortgage Corp. Whole Loan
                     Securities Trust, Series 2017-SC02, Class 2A1,
                     3.5%, 5/25/47                                                     1,529,852
         130         Federal National Mortgage Association REMICS,
                     Series 1989-19, Class B, 10.3%, 4/25/19                                 132
     303,604         Federal National Mortgage Association REMICS,
                     Series 2009-36, Class HX, 4.5%, 6/25/29                             313,626
   1,102,912         Federal National Mortgage Association REMICS,
                     Series 2013-128, Class DV, 3.0%, 6/25/23                          1,097,126
     890,000(c)      FREMF Mortgage Trust, Series 2010-K9, Class B,
                     5.373%, 9/25/45 (144A)                                              923,924
   2,060,000(c)      FREMF Mortgage Trust, Series 2012-K710, Class B,
                     3.942%, 6/25/47 (144A)                                            2,074,350
   1,007,294(b)      FREMF Mortgage Trust, Series 2014-KF05, Class B,
                     6.001% (1 Month USD LIBOR + 400 bps),
                     9/25/22 (144A)                                                    1,054,562
   3,260,573(b)      FREMF Mortgage Trust, Series 2014-KS02, Class B,
                     7.001% (1 Month USD LIBOR + 500 bps),
                     8/25/23 (144A)                                                    3,343,751
   3,700,000(c)      FREMF Mortgage Trust, Series 2015-K51, Class B,
                     4.088%, 10/25/48 (144A)                                           3,670,263
   1,028,317         Government National Mortgage Association, Series
                     2005-61, Class UZ, 5.25%, 8/16/35                                 1,090,060
     712,644         Government National Mortgage Association, Series
                     2012-130, Class PA, 3.0%, 4/20/41                                   704,341
     704,579         Government National Mortgage Association, Series
                     2013-169, Class TE, 3.25%, 4/16/27                                  698,335
  68,739,183(c)(e)   Government National Mortgage Association, Series
                     2017-21, Class IO, 0.802%, 10/16/58                               5,247,742
   3,764,815         Government National Mortgage Association, Series
                     2018-20, Class A, 2.5%, 9/16/49                                   3,674,883
   9,346,086(d)      Seasoned Credit Risk Transfer Trust, Series 2017-3,
                     Class HT, 2.5%, 7/25/56                                           9,031,166
   5,420,000         Seasoned Credit Risk Transfer Trust, Series 2018-2,
                     Class MT, 3.5%, 11/25/57                                          5,351,641
                                                                                 ---------------
                     Total Government                                            $    40,481,696
------------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost $1,042,563,950)                                       $ 1,020,104,074
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     CORPORATE BONDS -- 36.4% of Net Assets
                     AUTOMOBILES & COMPONENTS -- 0.5%
                     Auto Parts & Equipment -- 0.1%
   2,379,000         Dana Financing Luxembourg S.a.r.l., 6.5%,
                     6/1/26 (144A)                                               $     2,414,685
------------------------------------------------------------------------------------------------
                     Automobile Manufacturers -- 0.4%
   3,590,000         Nissan Motor Acceptance Corp., 2.15%,
                     7/13/20 (144A)                                              $     3,502,334
   7,495,000         Nissan Motor Acceptance Corp., 3.15%,
                     3/15/21 (144A)                                                    7,445,061
  10,045,000         Toyota Motor Credit Corp., 2.125%, 7/18/19                        9,983,824
                                                                                 ---------------
                                                                                 $    20,931,219
                                                                                 ---------------
                     Total Automobiles & Components                              $    23,345,904
------------------------------------------------------------------------------------------------
                     BANKS -- 4.4%
                     Diversified Banks -- 3.5%
   6,485,000         Australia & New Zealand Banking Group, Ltd.,
                     4.5%, 3/19/24 (144A)                                        $     6,478,512
   1,150,000         Bank of America Corp., 4.2%, 8/26/24                              1,156,002
   2,230,000         Banque Ouest Africaine de Developpement, 5.0%,
                     7/27/27 (144A)                                                    2,122,403
   4,450,000         Banque Ouest Africaine de Developpement, 5.5%,
                     5/6/21 (144A)                                                     4,558,233
   5,250,000         Barclays Plc, 3.65%, 3/16/25                                      4,917,318
   3,000,000         Barclays Plc, 4.375%, 1/12/26                                     2,913,795
   1,200,000         BBVA Bancomer SA, 4.375%, 4/10/24 (144A)                          1,195,800
   3,600,000(c)      BBVA Bancomer SA, 5.125% (5 Year Constant
                     Maturity Treasury Index + 265 bps), 1/18/33 (144A)                3,190,500
   1,915,000         BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                            1,993,994
  13,040,000(a)(c)   BNP Paribas SA, 7.625% (5 Year USD Swap
                     Rate + 631 bps) (144A)                                           13,610,500
   6,900,000         BPCE SA, 2.25%, 1/27/20                                           6,789,013
   3,860,000         BPCE SA, 4.875%, 4/1/26 (144A)                                    3,828,681
  21,955,000(b)      Canadian Imperial Bank of Commerce, 2.678%
                     (3 Month USD LIBOR + 32 bps), 2/2/21                             21,949,028
   3,435,000         Cooperatieve Rabobank UA, 3.875%, 2/8/22                          3,483,575
   7,175,000         Cooperatieve Rabobank UA, 3.95%, 11/9/22                          7,105,599
   7,300,000         Credit Suisse Group Funding Guernsey, Ltd.,
                     3.8%, 9/15/22                                                     7,267,960
   4,700,000(a)(c)   Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)                  4,440,842
   8,840,000(c)      DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100
                     Run ICE Swap Rate + 159 bps), 12/11/28 (144A)                     8,908,324
   1,305,000         HSBC Bank Plc, 7.65%, 5/1/25                                      1,522,138
   2,400,000(b)      HSBC Holdings Plc, 3.326% (3 Month USD
                     LIBOR + 100 bps), 5/18/24                                         2,392,800
  11,106,000(a)(c)   ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)              10,742,834
  11,275,000         Lloyds Banking Group Plc, 4.65%, 3/24/26                         11,093,691

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 35

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Diversified Banks -- (continued)
   5,125,000         Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                $     5,107,905
     840,000         Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                         900,179
   4,500,000         Nordea Bank AB, 4.25%, 9/21/22 (144A)                             4,564,108
   8,524,000         Nordea Bank AB, 4.875%, 5/13/21 (144A)                            8,765,029
  10,505,000(a)(c)   Royal Bank of Scotland Group Plc, 8.625%
                     (5 Year USD Swap Rate + 760 bps)                                 11,164,189
  11,500,000(a)(c)   Societe Generale SA, 7.375% (5 Year USD Swap
                     Rate + 624 bps) (144A)                                           11,701,250
   1,590,000         Standard Chartered Plc, 3.95%, 1/11/23 (144A)                     1,553,324
   2,250,000(c)      Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
                     Swap Rate + 422 bps), 5/24/27 (144A)                              1,970,177
                                                                                 ---------------
                                                                                 $   177,387,703
------------------------------------------------------------------------------------------------
                     Regional Banks -- 0.7%
   7,378,000         KeyCorp, 5.1%, 3/24/21                                      $     7,703,257
  12,575,000         SunTrust Bank, 2.45%, 8/1/22                                     12,079,992
  14,640,000(c)      SunTrust Bank, 2.59% (3 Month USD
                     LIBOR + 30 bps), 1/29/21                                         14,510,359
                                                                                 ---------------
                                                                                 $    34,293,608
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- 0.2%
   7,060,000         Nationwide Building Society, 4.0%, 9/14/26 (144A)           $     6,594,072
   2,500,000(c)      Nationwide Building Society, 4.125% (5 Year
                     USD 1100 Run ICE Swap Rate + 185 bps),
                     10/18/32 (144A)                                                   2,289,706
                                                                                 ---------------
                                                                                 $     8,883,778
                                                                                 ---------------
                     Total Banks                                                 $   220,565,089
------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 1.3%
                     Aerospace & Defense -- 0.6%
   3,625,000         Embraer Netherlands Finance BV, 5.4%, 2/1/27                $     3,750,606
   2,499,000         Leonardo US Holdings, Inc., 6.25%, 1/15/40 (144A)                 2,698,920
  13,470,000         Rockwell Collins, Inc., 3.2%, 3/15/24                            12,976,690
   7,855,000         Spirit AeroSystems, Inc., 3.85%, 6/15/26                          7,541,662
   4,990,000         Spirit AeroSystems, Inc., 4.6%, 6/15/28                           5,009,557
                                                                                 ---------------
                                                                                 $    31,977,435
------------------------------------------------------------------------------------------------
                     Building Products -- 0.6%
   5,197,000         American Woodmark Corp., 4.875%,
                     3/15/26 (144A)                                              $     4,924,157
   7,680,000         Fortune Brands Home & Security, Inc., 3.0%, 6/15/20               7,620,873
   5,675,000         Owens Corning, 3.4%, 8/15/26                                      5,174,472
   5,150,000         Owens Corning, 4.2%, 12/1/24                                      5,080,855
   4,385,000         Standard Industries, Inc., 5.5%, 2/15/23 (144A)                   4,428,850
                                                                                 ---------------
                                                                                 $    27,229,207
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Construction & Engineering -- 0.1%
   1,368,000         Amsted Industries, Inc., 5.0%, 3/15/22 (144A)               $     1,369,710
   3,485,000         Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                   3,458,863
                                                                                 ---------------
                                                                                 $     4,828,573
------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 0.0%+
   1,392,000         General Electric Co., 5.3%, 2/11/21                         $     1,456,288
                                                                                 ---------------
                     Total Capital Goods                                         $    65,491,503
------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                     Environmental & Facilities Services -- 0.1%
   2,678,000         Republic Services, Inc., 2.9%, 7/1/26                       $     2,486,903
------------------------------------------------------------------------------------------------
                     Research & Consulting Services -- 0.1%
   5,942,000         Verisk Analytics, Inc., 5.5%, 6/15/45                       $     6,124,653
                                                                                 ---------------
                     Total Commercial Services & Supplies                        $     8,611,556
------------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 0.3%
                     Homebuilding -- 0.3%
   5,120,000         Lennar Corp., 4.75%, 4/1/21                                 $     5,192,960
   5,215,000         Meritage Homes Corp., 6.0%, 6/1/25                                5,280,188
   2,100,000         TRI Pointe Group, Inc., 5.25%, 6/1/27                             1,926,750
                                                                                 ---------------
                     Total Consumer Durables & Apparel                           $    12,399,898
------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 0.2%
                     Education Services -- 0.2%
   1,100,000         Massachusetts Institute of Technology, 5.6%, 7/1/11         $     1,423,214
   2,600,000         President & Fellows of Harvard College,
                     2.3%, 10/1/23                                                     2,506,010
   3,550,000         Tufts University, 5.017%, 4/15/12                                 3,952,785
                                                                                 ---------------
                     Total Consumer Services                                     $     7,882,009
------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 3.2%
                     Asset Management & Custody Banks -- 0.3%
  10,345,000(b)      Bank of New York Mellon Corp., 3.409% (3 Month
                     USD LIBOR + 105 bps), 10/30/23                              $    10,516,873
     770,000         Blackstone Holdings Finance Co., LLC, 5.0%,
                     6/15/44 (144A)                                                      812,424
   2,985,000         Legg Mason, Inc., 3.95%, 7/15/24                                  2,957,728
   2,175,000         Legg Mason, Inc., 4.75%, 3/15/26                                  2,209,710
                                                                                 ---------------
                                                                                 $    16,496,735
------------------------------------------------------------------------------------------------
                     Consumer Finance -- 0.6%
   1,465,000         Capital One Bank USA NA, 8.8%, 7/15/19                      $     1,547,478
   9,675,000         Capital One Financial Corp., 3.75%, 4/24/24                       9,489,613
   5,200,000         Capital One Financial Corp., 4.25%, 4/30/25                       5,181,924
   2,300,000         General Motors Financial Co., Inc., 3.7%, 11/24/20                2,312,522
  10,710,000         General Motors Financial Co., Inc., 4.0%, 1/15/25                10,382,586
                                                                                 ---------------
                                                                                 $    28,914,123
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 37

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Diversified Capital Markets -- 0.7%
  11,725,000(a)(c)   Credit Suisse Group AG, 7.125% (5 Year USD Swap
                     Rate + 511 bps)                                             $    11,938,981
   4,031,000         GE Capital International Funding Co. Unlimited Co.,
                     2.342%, 11/15/20                                                  3,940,225
   6,900,000(b)      ICBCIL Finance Co., Ltd., 4.025% (3 Month USD
                     LIBOR + 167 bps), 11/13/18 (144A)                                 6,928,316
   2,730,000         Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                       2,839,067
   8,347,000(a)(c)   UBS Group Funding Switzerland AG, 7.125% (5 Year
                     USD Swap Rate + 588 bps)                                          8,595,440
                                                                                 ---------------
                                                                                 $    34,242,029
------------------------------------------------------------------------------------------------
                     Financial Exchanges & Data -- 0.0%+
   2,400,000         Moody's Corp., 3.25%, 6/7/21                                $     2,395,248
------------------------------------------------------------------------------------------------
                     Investment Banking & Brokerage -- 0.7%
   3,415,000         E*TRADE Financial Corp., 2.95%, 8/24/22                     $     3,308,041
   7,891,000(c)      Goldman Sachs Group, Inc., 3.272% (3 Month USD
                     LIBOR + 120 bps), 9/29/25                                         7,492,685
   6,335,000(c)      Goldman Sachs Group, Inc., 4.223% (3 Month USD
                     LIBOR + 130 bps), 5/1/29                                          6,239,406
   5,450,000         Morgan Stanley, 4.1%, 5/22/23                                     5,470,810
     300,000         Morgan Stanley, 4.875%, 11/1/22                                     311,164
     643,000         North American Development Bank, 2.3%, 10/10/18                     642,589
   6,200,000         TD Ameritrade Holding Corp., 3.3%, 4/1/27                         5,916,019
   4,900,000         UBS AG, 7.625%, 8/17/22                                           5,409,110
                                                                                 ---------------
                                                                                 $    34,789,824
------------------------------------------------------------------------------------------------
                     Other Diversified Financial Services -- 0.2%
  12,300,000         Hyundai Capital Services, Inc., 3.0%,
                     8/29/22 (144A)                                              $    11,838,773
------------------------------------------------------------------------------------------------
                     Specialized Finance -- 0.7%
   2,980,000         Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)               $     3,116,079
  13,250,000         MassMutual Global Funding II, 2.75%,
                     6/22/24 (144A)                                                   12,625,036
   6,200,000         MassMutual Global Funding II, 2.95%,
                     1/11/25 (144A)                                                    5,923,640
  11,625,000         USAA Capital Corp., 2.45%, 8/1/20 (144A)                         11,472,862
                                                                                 ---------------
                                                                                 $    33,137,617
                                                                                 ---------------
                     Total Diversified Financials                                $   161,814,349
------------------------------------------------------------------------------------------------
                     ENERGY -- 5.1%
                     Integrated Oil & Gas -- 0.7%
   6,360,000         BP Capital Markets Plc, 3.062%, 3/17/22                     $     6,307,120
   5,965,000         Petroleos Mexicanos, 3.5%, 1/30/23                                5,646,887
   6,745,000         Petroleos Mexicanos, 6.5%, 3/13/27                                6,916,458

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Integrated Oil & Gas -- (continued)
   4,750,000         Sinopec Group Overseas Development 2014, Ltd.,
                     4.375%, 4/10/24 (144A)                                      $     4,843,850
  10,050,000         Sinopec Group Overseas Development 2015, Ltd.,
                     2.5%, 4/28/20 (144A)                                              9,902,744
                                                                                 ---------------
                                                                                 $    33,617,059
------------------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 0.1%
   2,250,000         Halliburton Co., 7.6%, 8/15/96 (144A)                       $     2,824,083
------------------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- 0.4%
   5,275,000         CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                $     5,334,091
  12,550,000         Continental Resources, Inc., 4.375%, 1/15/28                     12,476,451
   1,770,000         Newfield Exploration Co., 5.375%, 1/1/26                          1,809,825
   1,400,000         Newfield Exploration Co., 5.625%, 7/1/24                          1,475,250
                                                                                 ---------------
                                                                                 $    21,095,617
------------------------------------------------------------------------------------------------
                     Oil & Gas Refining & Marketing -- 0.4%
   9,915,000         EnLink Midstream Partners LP, 5.45%, 6/1/47                 $     8,336,733
     215,000         Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                       221,741
   3,445,000         Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                     4,017,131
   8,468,000         Valero Energy Corp., 6.625%, 6/15/37                             10,125,538
                                                                                 ---------------
                                                                                 $    22,701,143
------------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- 3.5%
   9,940,000         Andeavor Logistics LP / Tesoro Logistics Finance
                     Corp., 4.25%, 12/1/27                                       $     9,521,494
   3,760,000         Boardwalk Pipelines LP, 4.95%, 12/15/24                           3,827,891
   5,595,000         Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                5,457,643
     750,000         DCP Midstream Operating LP, 5.35%, 3/15/20 (144A)                   764,062
   2,900,000         DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                 3,019,625
   8,361,000         Enable Midstream Partners LP, 3.9%, 5/15/24                       8,003,600
   3,629,000         Enable Midstream Partners LP, 4.4%, 3/15/27                       3,451,692
   6,080,000         Enable Midstream Partners LP, 4.95%, 5/15/28                      5,910,603
  10,550,000         Enbridge, Inc., 3.7%, 7/15/27                                     9,997,282
   1,149,000         Energy Transfer Equity LP, 5.5%, 6/1/27                           1,149,000
   5,130,000         Energy Transfer Partners LP, 6.0%, 6/15/48                        5,129,422
   4,207,000         Energy Transfer Partners LP, 6.5%, 2/1/42                         4,334,474
   3,573,000         Enterprise Products Operating LLC, 2.8%, 2/15/21                  3,527,303
  10,830,000         Kinder Morgan, Inc., 5.05%, 2/15/46                              10,050,045
  10,050,000         Kinder Morgan, Inc., 5.55%, 6/1/45                               10,116,676
   2,182,000         MPLX LP, 4.0%, 3/15/28                                            2,075,247
   4,725,000         MPLX LP, 4.125%, 3/1/27                                           4,507,194
   3,875,000         MPLX LP, 4.875%, 12/1/24                                          3,994,996
   3,045,000         MPLX LP, 4.875%, 6/1/25                                           3,130,780
  12,125,000         Phillips 66 Partners LP, 3.75%, 3/1/28                           11,331,958

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 39

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- (continued)
   9,165,000         Plains All American Pipeline LP / PAA Finance Corp.,
                     4.65%, 10/15/25                                             $     9,133,195
  10,675,000         Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                      10,847,801
   1,500,000         Spectra Energy Capital LLC, 6.75%, 7/15/18                        1,501,877
   3,575,000         Sunoco Logistics Partners Operations LP,
                     5.35%, 5/15/45                                                    3,254,402
   3,526,000         Sunoco Logistics Partners Operations LP,
                     5.4%, 10/1/47                                                     3,242,129
     786,000         Sunoco Logistics Partners Operations LP,
                     6.1%, 2/15/42                                                       789,342
   7,266,000         Targa Resources Partners LP / Targa Resources
                     Partners Finance Corp., 5.0%, 1/15/28 (144A)                      6,757,380
  10,040,000         Western Gas Partners LP, 4.5%, 3/1/28                             9,662,057
  17,205,000         Williams Cos., Inc., 5.75%, 6/24/44                              17,785,669
   2,475,000         Williams Cos., Inc., 7.75%, 6/15/31                               2,972,920
                                                                                 ---------------
                                                                                 $   175,247,759
                                                                                 ---------------
                     Total Energy                                                $   255,485,661
------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 0.6%
                     Drug Retail -- 0.3%
     650,000         CVS Health Corp., 2.25%, 8/12/19                            $       644,667
   5,050,000         CVS Health Corp., 4.1%, 3/25/25                                   5,023,241
     512,061         CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                      524,505
   2,629,995         CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                    2,810,573
   1,811,464         CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                    1,948,475
   3,399,587         CVS Pass-Through Trust, 6.036%, 12/10/28                          3,619,970
                                                                                 ---------------
                                                                                 $    14,571,431
------------------------------------------------------------------------------------------------
                     Food Retail -- 0.1%
   7,040,000         Alimentation Couche-Tard, Inc., 3.55%,
                     7/26/27 (144A)                                              $     6,673,611
------------------------------------------------------------------------------------------------
                     Hypermarkets & Super Centers -- 0.2%
   7,505,000         Walmart, Inc., 3.4%, 6/26/23                                $     7,560,859
                                                                                 ---------------
                     Total Food & Staples Retailing                              $    28,805,901
------------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 1.6%
                     Brewers -- 0.1%
   4,350,000(b)      Anheuser-Busch InBev Finance, Inc., 3.623%
                     (3 Month USD LIBOR + 126 bps), 2/1/21                       $     4,478,508
------------------------------------------------------------------------------------------------
                     Distillers & Vintners -- 0.2%
   5,300,000         Pernod Ricard SA, 4.25%, 7/15/22 (144A)                     $     5,414,043
   6,869,000         Pernod Ricard SA, 4.45%, 1/15/22 (144A)                           7,062,696
                                                                                 ---------------
                                                                                 $    12,476,739
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Packaged Foods & Meats -- 0.6%
   7,630,000         Bacardi, Ltd., 5.3%, 5/15/48 (144A)                         $     7,231,210
   4,119,000         Mondelez International Holdings Netherlands BV,
                     2.0%, 10/28/21 (144A)                                             3,929,767
   2,500,000         Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                     2,381,826
   7,555,000         Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                      7,446,598
   3,430,000(b)      Tyson Foods, Inc., 2.781% (3 Month USD
                     LIBOR + 45 bps), 8/21/20                                          3,429,978
   3,075,000(b)      Tyson Foods, Inc., 2.871% (3 Month USD
                     LIBOR + 55 bps), 6/2/20                                           3,079,754
                                                                                 ---------------
                                                                                 $    27,499,133
------------------------------------------------------------------------------------------------
                     Tobacco -- 0.7%
  10,025,000         Altria Group, Inc., 2.625%, 1/14/20                         $     9,970,478
  12,540,000         Philip Morris International, Inc., 3.25%, 11/10/24               12,193,667
  14,708,000         Reynolds American, Inc., 4.45%, 6/12/25                          14,802,178
                                                                                 ---------------
                                                                                 $    36,966,323
                                                                                 ---------------
                     Total Food, Beverage & Tobacco                              $    81,420,703
------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                     Health Care Distributors -- 0.4%
   9,390,000         AmerisourceBergen Corp., 3.45%, 12/15/27                    $     8,650,576
  12,950,000         Cardinal Health, Inc., 3.079%, 6/15/24                           12,200,635
                                                                                 ---------------
                                                                                 $    20,851,211
------------------------------------------------------------------------------------------------
                     Health Care Equipment -- 0.7%
   4,700,000(b)      Becton Dickinson & Co., 3.211% (3 Month USD
                     LIBOR + 88 bps), 12/29/20                                   $     4,707,679
   8,766,000         Becton Dickinson & Co., 3.734%, 12/15/24                          8,557,817
  10,340,000         Boston Scientific Corp., 4.0%, 3/1/28                            10,109,623
   9,900,000         Medtronic, Inc., 3.15%, 3/15/22                                   9,820,704
                                                                                 ---------------
                                                                                 $    33,195,823
------------------------------------------------------------------------------------------------
                     Health Care Facilities -- 0.0%+
   2,400,000         NYU Hospitals Center, 4.428%, 7/1/42                        $     2,478,403
------------------------------------------------------------------------------------------------
                     Managed Health Care -- 0.3%
   6,585,000         Anthem, Inc., 3.35%, 12/1/24                                $     6,361,488
   4,506,000         Anthem, Inc., 3.65%, 12/1/27                                      4,268,486
   1,140,000         Anthem, Inc., 4.101%, 3/1/28                                      1,115,188
   3,630,000         Humana, Inc., 3.95%, 3/15/27                                      3,569,632
                                                                                 ---------------
                                                                                 $    15,314,794
                                                                                 ---------------
                     Total Health Care Equipment & Services                      $    71,840,231
------------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                     Household Products -- 0.3%
   8,203,000         Church & Dwight Co., Inc., 2.45%, 8/1/22                    $     7,860,970
   5,235,000         Church & Dwight Co., Inc., 3.15%, 8/1/27                          4,857,414
                                                                                 ---------------
                     Total Household & Personal Products                         $    12,718,384
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 41

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     INSURANCE -- 5.4%
                     Insurance Brokers -- 0.2%
  10,515,000         Brown & Brown, Inc., 4.2%, 9/15/24                          $    10,541,888
------------------------------------------------------------------------------------------------
                     Life & Health Insurance -- 0.9%
   7,000,000         Aflac, Inc., 3.625%, 11/15/24                               $     6,933,108
     800,000(b)      AIG Global Funding, 2.817% (3 Month USD
                     LIBOR + 48 bps), 7/2/20 (144A)                                      800,480
   4,866,000         Centene Escrow I Corp., 5.375%, 6/1/26 (144A)                     4,929,891
   7,215,000         Great-West Lifeco Finance 2018 LP, 4.581%,
                     5/17/48 (144A)                                                    7,302,873
   2,425,000         Principal Life Global Funding II, 1.5%, 4/18/19 (144A)            2,401,574
   4,250,000         Protective Life Corp., 7.375%, 10/15/19                           4,474,222
   3,680,000         Protective Life Global Funding, 2.615%,
                     8/22/22 (144A)                                                    3,551,587
   1,090,000         Prudential Financial, Inc., 4.5%, 11/16/21                        1,130,623
   5,375,000         Teachers Insurance & Annuity Association of
                     America, 4.27%, 5/15/47 (144A)                                    5,140,285
   4,120,000         Teachers Insurance & Annuity Association of America,
                     4.9%, 9/15/44 (144A)                                              4,337,036
     690,000          Teachers Insurance & Annuity Association of America,
                     6.85%, 12/16/39 (144A)                                              913,584
                                                                                 ---------------
                                                                                 $    41,915,263
------------------------------------------------------------------------------------------------
                     Multi-line Insurance -- 0.4%
   2,335,000         AXA SA, 8.6%, 12/15/30                                      $     2,988,800
  13,040,000         Liberty Mutual Insurance Co., 7.697%,
                     10/15/97 (144A)                                                  18,071,858
                                                                                 ---------------
                                                                                 $    21,060,658
------------------------------------------------------------------------------------------------
                     Property & Casualty Insurance -- 0.4%
   9,100,000         CNA Financial Corp., 4.5%, 3/1/26                           $     9,281,070
   1,850,000         Delphi Financial Group, Inc., 7.875%, 1/31/20                     1,973,893
   9,610,000(c)      Farmers Insurance Exchange, 4.747% (3 Month USD
                     LIBOR + 323 bps), 11/1/57 (144A)                                  8,774,028
                                                                                 ---------------
                                                                                 $    20,028,991
------------------------------------------------------------------------------------------------
                     Reinsurance -- 3.5%
   1,350,000+(f)(g)  Ailsa Re 2017, Variable Rate Notes, 6/15/19                 $     1,350,000
   1,700,000(b)      Alamo Re, 6.765% (3 Month U.S. Treasury
                     Bill + 485 bps), 6/8/20 (144A) (Cat Bond)                         1,721,930
     500,000(b)      Aozora Re, 4.581% (6 Month USD LIBOR + 224 bps),
                     4/7/20 (144A) (Cat Bond)                                            504,250
     900,000+(f)(g)  Arlington Re 2015, Variable Rate Notes, 8/1/18                       43,740
     750,000+(f)(g)  Arlington Re 2016, Variable Rate Notes, 8/31/18                      97,875
   2,000,000+(f)(g)  Berwick Re 2017, Variable Rate Notes, 2/1/19                        132,400
   9,425,887+(f)(g)  Berwick Re 2018-1, Variable Rate Notes, 12/31/21                  9,656,821
   1,250,000+(f)(g)  Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                 1,321,000

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Reinsurance -- (continued)
   2,000,000(b)      Bowline Re, 6.417% (3 Month U.S. Treasury
                     Bill + 450 bps), 5/23/22 (144A) (Cat Bond)                  $     1,995,600
   1,350,000(b)      Caelus Re IV, 7.45% (3 Month U.S. Treasury
                     Bill + 553 bps), 3/6/20 (144A) (Cat Bond)                         1,369,440
     750,000(b)      Caelus Re V, 5.17% (3 Month U.S. Treasury
                     Bill + 325 bps), 6/5/20 (144A) (Cat Bond)                           731,250
   1,000,000(b)      Caelus Re V, 6.42% (3 Month U.S. Treasury
                     Bill + 450 bps), 6/5/20 (144A) (Cat Bond)                           495,900
   3,000,000+(f)(g)  Carnoustie Re 2015, Variable Rate Notes, 7/1/19                       9,600
   3,600,000+(f)(g)  Carnoustie Re 2016, Variable Rate Notes, 11/30/20                    97,200
   4,500,000+(f)(g)  Carnoustie Re 2017, Variable Rate Notes, 11/30/21                 1,143,900
   2,000,000+(f)(g)  Carnoustie Re 2018, Variable Rate Notes, 12/31/21                 2,070,600
   1,400,000(b)      Casablanca Re, 5.814% (6 Month USD
                     LIBOR + 375 bps), 6/4/20 (144A) (Cat Bond)                        1,406,160
   1,300,000+(f)(g)  Castle Stuart Housing Association Re 2018, Variable
                     Rate Notes, 12/1/21                                               1,316,380
   1,000,000(b)      Citrus Re, 2.415% (1 Month U.S. Treasury
                     Bill + 50 bps), 4/9/20 (144A) (Cat Bond)                            740,000
   5,200,000(b)      Cranberry Re, 5.815% (3 Month U.S. Treasury
                     Bill + 390 bps), 7/6/18 (144A) (Cat Bond)                         5,196,360
   4,000,000+(f)(g)  Cypress Re 2018-1, Variable Rate Notes, 1/15/19                   3,799,200
   2,000,000+(f)(g)  Denning Re 2017, Variable Rate Notes, 7/13/19                     2,005,000
   1,000,000+(f)(g)  EC0012 Re, Variable Rate Notes, 6/15/19                             974,300
     397,500+(f)(g)  Eden Re II, Variable Rate Notes, 3/22/21 (144A)                     231,703
     841,500+(f)(g)  Eden Re II, Variable Rate Notes, 3/22/21 (144A)                     483,273
   3,717,000+(f)(g)  Eden Re II, Variable Rate Notes, 3/22/22 (144A)                   3,883,150
   2,500,000+(f)(g)  Eden Re II, Variable Rate Notes, 3/22/22 (144A)                   2,613,250
   1,300,000(b)      Galilei Re, 6.178% (6 Month USD LIBOR + 466 bps),
                     1/8/20 (144A) (Cat Bond)                                          1,308,320
   1,500,000(b)      Galilei Re, 6.198% (6 Month USD LIBOR + 466 bps),
                     1/8/21 (144A) (Cat Bond)                                          1,521,450
   1,300,000(b)      Galilei Re, 6.968% (6 Month USD LIBOR + 545 bps),
                     1/8/20 (144A) (Cat Bond)                                          1,302,990
   1,200,000(b)      Galilei Re, 6.988% (6 Month USD LIBOR + 545 bps),
                     1/8/21 (144A) (Cat Bond)                                          1,211,760
   1,400,000(b)      Galilei Re, 8.048% (6 Month USD LIBOR + 653 bps),
                     1/8/20 (144A) (Cat Bond)                                          1,407,560
   1,500,000(b)      Galilei Re, 8.068% (6 Month USD LIBOR + 653 bps),
                     1/8/21 (144A) (Cat Bond)                                          1,525,350
   3,500,000+(f)(g)  Gleneagles Re 2016, Variable Rate Notes, 11/30/20                   325,045
   1,000,000+(f)(g)  Gleneagles Re 2018, Variable Rate Notes, 12/31/21                 1,039,700
   2,800,000(b)      Golden State Re II, 4.115% (3 Month U.S. Treasury
                     Bill + 220 bps), 1/8/19 (144A) (Cat Bond)                         2,798,600
   2,000,000+(f)(g)  Gullane Re 2018, Variable Rate Notes, 12/31/21                    1,992,000
   2,000,000+(f)(g)  Harambee Re 2018, Variable Rate Notes, 12/31/21                   2,021,600

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 43

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Reinsurance -- (continued)
   1,050,000(b)      International Bank for Reconstruction & Development,
                     4.641% (3 Month USD LIBOR + 250 bps), 2/14/20
                     (144A) (Cat Bond)                                           $     1,047,344
   1,500,000(b)      International Bank for Reconstruction & Development,
                     4.641% (3 Month USD LIBOR + 250 bps), 2/15/21
                     (144A) (Cat Bond)                                                 1,492,470
   1,250,000(b)      International Bank for Reconstruction & Development,
                     5.143% (3 Month USD LIBOR + 300 bps), 2/15/21
                     (144A) (Cat Bond)                                                 1,243,788
   1,700,000(b)      International Bank for Reconstruction & Development,
                     8.388% (6 Month USD LIBOR + 690 bps), 7/15/20
                     (144A) (Cat Bond)                                                 1,699,966
   4,357,815+(f)(g)  Kilarney Re 2018, Variable Rate Notes, 4/15/19                    4,608,825
     700,000(b)      Kilimanjaro Re, 5.665% (3 Month U.S. Treasury
                     Bill + 375 bps), 11/25/19 (144A) (Cat Bond)                        703,640
   2,000,000(b)      Kilimanjaro Re, 6.809% (3 Month USD
                     LIBOR + 465 bps), 5/6/22 (144A) (Cat Bond)                        1,997,200
   3,000,000(b)      Kilimanjaro Re, 8.665% (3 Month U.S. Treasury
                     Bill + 675 bps), 12/6/19 (144A) (Cat Bond)                        2,993,700
   1,500,000(b)      Kilimanjaro Re, 11.165% (3 Month U.S. Treasury
                     Bill + 925 bps), 12/6/19 (144A) (Cat Bond)                        1,488,600
   2,600,000(b)      Kilimanjaro II Re, 7.921% (6 Month USD
                     LIBOR + 572 bps), 4/20/21 (144A) (Cat Bond)                       2,647,060
   3,500,000(b)      Kilimanjaro II Re, 9.341% (6 Month USD
                     LIBOR + 714 bps), 4/20/21 (144A) (Cat Bond)                       3,521,000
   2,800,000+(f)(g)  Kingsbarns Re 2017, Variable Rate Notes, 5/15/19                  1,924,440
     600,000+(f)(g)  Limestone Re, Variable Rate Notes, 8/31/21                          595,740
   1,750,000+(f)(g)  Limestone Re, Variable Rate Notes, 8/31/21                        1,737,575
   2,500,000+(f)(g)  Limestone Re, Variable Rate Notes, 3/1/22                         2,500,000
   2,500,000(b)      Long Point Re III, 4.665% (3 Month U.S. Treasury
                     Bill + 275 bps), 6/1/22 (144A) (Cat Bond)                         2,503,250
   3,000,000+(f)(g)  Lorenz Re 2017, Variable Rate Notes, 3/31/20                      2,794,200
   2,838,067+(f)(g)  Lorenz Re 2018, Variable Rate Notes, 7/1/21                       2,838,067
   2,000,000+(f)(g)  Madison Re 2016, Variable Rate Notes, 3/31/19                        55,600
   1,500,000+(f)(g)  Madison Re 2017, Variable Rate Notes, 12/31/19                      395,850
   2,000,000+(f)(g)  Madison Re 2018, Variable Rate Notes, 12/31/21                    2,099,400
   7,000,000+(f)(g)  Merion Re 2018-2, Variable Rate Notes, 12/31/21                   7,463,400
   1,000,000+(f)(g)  Oakmont Re 2017, Variable Rate Notes, 4/15/19                        11,500
     750,000+(f)(g)  Oakmont Re 2018, Variable Rate Notes, 4/15/19                       703,950
   3,600,000+(f)(g)  Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                        6,480
   4,000,000+(f)(g)  Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                     19,600
   4,500,000+(f)(g)  Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                     32,085
   3,000,000+(f)(g)  Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                    172,800
   3,000,000+(f)(g)  Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                     16,380
   3,800,000+(f)(g)  Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                  4,012,800
   6,500,000+(f)(g)  Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                    6,519,500

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Reinsurance -- (continued)
   1,250,000+(b)     Panthera Re, 5.415% (3 Month U.S. Treasury
                     Bill + 350 bps), 3/9/20 (144A) (Cat Bond)                   $     1,260,250
   3,200,000(b)      PennUnion Re, 6.415% (3 Month U.S. Treasury
                     Bill + 450 bps), 12/7/18 (144A) (Cat Bond)                        3,177,920
   5,000,000+(f)(g)  Pinehurst Re 2018-1, Variable Rate Notes, 1/15/19                 4,804,000
   1,000,000+(f)(g)  Prestwick Re 2015-1, Variable Rate Notes, 7/1/19                     17,000
   2,600,000+(f)(g)  Promissum Re 2018, Variable Rate Notes, 6/15/19                   2,447,120
   2,000,000(b)      Queen Street XI Re, 8.065% (3 Month U.S. Treasury
                     Bill + 615 bps), 6/7/19 (144A) (Cat Bond)                         2,008,200
   2,500,000(b)      Residential Reinsurance 2016, 5.735% (3 Month
                     U.S. Treasury Bill + 382 bps), 12/6/20
                     (144A) (Cat Bond)                                                 2,510,250
   1,800,000+(f)(g)  Resilience Re, Variable Rate Notes, 6/4/18                              360
   1,500,000+(f)(g)  Resilience Re, Variable Rate Notes, 1/8/19                        1,438,650
   2,200,000+(f)(g)  Resilience Re, Variable Rate Notes, 1/8/19 (144A)                 2,200,000
   3,600,000+(f)(g)  Resilience Re, Variable Rate Notes, 1/8/19 (144A)                 3,600,000
   2,000,000+(f)(g)  Resilience Re, Variable Rate Notes, 4/8/19                        1,823,000
   3,600,000+(f)(g)  Resilience Re, Variable Rate Notes, 5/1/19                           72,000
     250,000+(f)(g)  Resilience Re, Variable Rate Notes, 6/7/19                          243,675
   1,600,000+(f)(g)  Resilience Re, Variable Rate Notes, 11/15/19                      1,649,120
   1,600,000(b)      Sanders Re, 5.183% (6 Month USD
                     LIBOR + 300 bps), 12/6/21 (144A) (Cat Bond)                       1,597,280
   1,100,000+(f)(g)  Sector Re V, Series 6, Class D, Variable Rate Notes,
                     12/1/21 (144A)                                                      101,530
   1,200,007+(f)(g)  Sector Re V, Series 7, Class G, Variable Rate Notes,
                     3/1/22 (144A)                                                       879,965
     500,000+(f)(g)  Sector Re V, Variable Rate Notes, 12/1/22 (144A)                    529,650
     500,000+(f)(g)  Sector Re V, Variable Rate Notes, 12/1/22 (144A)                    529,650
     500,000+(f)(g)  Sector Re V, Variable Rate Notes, 3/1/23 (144A)                     504,750
   1,199,993+(f)(g)  Sector Re V, Variable Rate Notes, 3/1/23 (144A)                   1,211,393
     500,000+(f)(g)  Seminole Re 2018, Variable Rate Notes, 1/15/19                      457,700
   1,700,000+(f)(g)  Silverton Re, Variable Rate Notes, 9/17/18 (144A)                     8,840
   2,000,000+(f)(g)  Silverton Re, Variable Rate Notes, 9/16/19 (144A)                   418,000
   1,000,000(b)      Skyline Re, 4.42% (3 Month U.S. Treasury
                     Bill + 250 bps), 1/6/20 (144A) (Cat Bond)                         1,004,000
   3,000,000+(f)(g)  St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                  607,200
   1,737,984+(f)(g)  St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                1,909,002
     500,000+(f)(g)  Thopas Re 2018, Variable Rate Notes, 12/31/21                       525,000
   2,700,000(b)      Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20
                     (144A) (Cat Bond)                                                 2,702,430
   3,000,000(b)      Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19
                     (144A) (Cat Bond)                                                 2,997,000
     800,000(b)      Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20
                     (144A) (Cat Bond)                                                   808,880
   4,000,000+(f)(g)  Versutus Re 2016-A, Variable Rate Notes, 11/30/20                    30,800

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 45

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Reinsurance -- (continued)
   4,000,000+(f)(g)  Versutus Re 2017-A, Variable Rate Notes, 11/30/21           $        99,200
   2,000,000+(f)(g)  Versutus Re 2018-A, Variable Rate Notes, 12/31/21                 2,052,600
   1,000,000+(f)(g)  Viribus Re 2018, Variable Rate Notes, 12/31/21                    1,049,300
   1,750,000(b)      Vitality Re V, 3.665% (3 Month U.S. Treasury
                     Bill + 175 bps), 1/7/19 (144A) (Cat Bond)                         1,745,800
   2,900,000(b)      Vitality Re VII, 4.065% (3 Month U.S. Treasury
                     Bill + 215 bps), 1/7/20 (144A) (Cat Bond)                         2,912,470
   1,000,000(b)      Vitality Re VII, 4.565% (3 Month U.S. Treasury
                     Bill + 265 bps), 1/7/20 (144A) (Cat Bond)                         1,009,200
     500,000+(f)(g)  Walton Health Re 2018, Variable Rate Notes, 6/15/19                 406,634
   1,600,000+(f)(g)  Woburn Re 2018, Variable Rate Notes, 12/31/21                     1,652,160
                                                                                 ---------------
                                                                                 $   176,692,846
                                                                                 ---------------
                     Total Insurance                                             $   270,239,646
------------------------------------------------------------------------------------------------
                     MATERIALS -- 1.3%
                     Commodity Chemicals -- 0.1%
   5,135,000         NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                 $     4,878,250
------------------------------------------------------------------------------------------------
                     Construction Materials -- 0.2%
  11,000,000         CRH America, Inc., 3.875%, 5/18/25 (144A)                   $    10,849,410
------------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 0.3%
   6,050,000         Blue Cube Spinco, Inc., 10.0%, 10/15/25                     $     7,033,125
   4,930,000         CF Industries, Inc., 5.375%, 3/15/44                              4,350,725
   6,365,000         Chemours Co., 7.0%, 5/15/25                                       6,826,462
                                                                                 ---------------
                                                                                 $    18,210,312
------------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 0.3%
   1,325,000         Anglo American Capital Plc, 4.0%, 9/11/27 (144A)            $     1,233,604
   2,750,000         Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                 2,711,317
   6,600,000         Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                6,632,377
   1,850,000         Freeport-McMoRan, Inc., 3.875%, 3/15/23                           1,748,250
   2,150,000         Freeport-McMoRan, Inc., 4.55%, 11/14/24                           2,042,500
                                                                                 ---------------
                                                                                 $    14,368,048
------------------------------------------------------------------------------------------------
                     Metal & Glass Containers -- 0.1%
   4,650,000         Crown Americas LLC / Crown Americas Capital
                     Corp. V, 4.25%, 9/30/26                                     $     4,254,750
------------------------------------------------------------------------------------------------
                     Paper Packaging -- 0.1%
   1,275,000         International Paper Co., 4.8%, 6/15/44                      $     1,235,930
   2,575,000         International Paper Co., 6.0%, 11/15/41                           2,843,099
                                                                                 ---------------
                                                                                 $     4,079,029
------------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 0.1%
   5,176,000         Ingevity Corp., 4.5%, 2/1/26 (144A)                         $     4,878,380
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Steel -- 0.1%
   3,550,000         Commercial Metals Co., 4.875%, 5/15/23                      $     3,471,190
   1,525,000         Commercial Metals Co., 5.75%, 4/15/26 (144A)                      1,483,063
                                                                                 ---------------
                                                                                 $     4,954,253
                                                                                 ---------------
                     Total Materials                                             $    66,472,432
------------------------------------------------------------------------------------------------
                     MEDIA -- 0.5%
                     Cable & Satellite -- 0.4%
  13,455,000         Comcast Corp., 3.55%, 5/1/28                                $    12,849,779
   5,013,000         Sky Plc, 3.75%, 9/16/24 (144A)                                    4,984,046
   3,450,000         Videotron, Ltd., 5.375%, 6/15/24 (144A)                           3,531,937
                                                                                 ---------------
                                                                                 $    21,365,762
------------------------------------------------------------------------------------------------
                     Movies & Entertainment -- 0.1%
   5,302,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                      $     5,008,852
                                                                                 ---------------
                     Total Media                                                 $    26,374,614
------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY &
                     LIFE SCIENCES -- 1.5%
                     Biotechnology -- 0.6%
  13,400,000         Baxalta, Inc., 3.6%, 6/23/22                                $    13,262,296
   3,550,000         Biogen, Inc., 3.625%, 9/15/22                                     3,544,362
  11,735,000         Biogen, Inc., 5.2%, 9/15/45                                      12,453,433
                                                                                 ---------------
                                                                                 $    29,260,091
------------------------------------------------------------------------------------------------
                     Life Sciences Tools & Services -- 0.2%
  11,200,000         Thermo Fisher Scientific, Inc., 3.0%, 4/15/23               $    10,889,737
------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 0.7%
   8,000,000         Allergan Funding SCS, 4.85%, 6/15/44                        $     7,727,174
   4,900,000         Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                   4,926,220
   1,391,000         Perrigo Finance Unlimited Co., 3.5%, 3/15/21                      1,386,456
   4,570,000         Perrigo Finance Unlimited Co., 3.9%, 12/15/24                     4,447,773
  11,181,000         Perrigo Finance Unlimited Co., 4.375%, 3/15/26                   10,942,845
   4,200,000         Shire Acquisitions Investments Ireland, DAC,
                     3.2%, 9/23/26                                                     3,848,833
                                                                                 ---------------
                                                                                 $    33,279,301
                                                                                 ---------------
                     Total Pharmaceuticals, Biotechnology &
                     Life Sciences                                               $    73,429,129
------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 1.5%
                     Diversified REIT -- 0.5%
   3,450,000         Duke Realty LP, 3.625%, 4/15/23                             $     3,420,347
   8,560,000         Duke Realty LP, 3.75%, 12/1/24                                    8,435,667
   9,500,000         Essex Portfolio LP, 3.5%, 4/1/25                                  9,171,310
   1,480,000         Essex Portfolio LP, 3.625%, 5/1/27                                1,415,441
                                                                                 ---------------
                                                                                 $    22,442,765
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 47

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Health Care REIT -- 0.2%
   6,805,000         Healthcare Trust of America Holdings LP, 3.5%, 8/1/26       $     6,396,010
   4,675,000         Healthcare Trust of America Holdings LP, 3.75%, 7/1/27            4,435,800
                                                                                 ---------------
                                                                                 $    10,831,810
------------------------------------------------------------------------------------------------
                     Office REIT -- 0.6%
   2,681,000         Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20       $     2,659,104
   2,768,000         Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23              2,776,201
   1,350,000         Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27             1,303,282
   3,415,000         Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22               3,524,486
   2,032,000         Highwoods Realty LP, 3.2%, 6/15/21                                2,003,233
   3,390,000         Highwoods Realty LP, 3.625%, 1/15/23                              3,327,949
   7,105,000         Highwoods Realty LP, 4.125%, 3/15/28                              6,977,284
   7,325,000         Piedmont Operating Partnership LP, 3.4%, 6/1/23                   7,051,022
                                                                                 ---------------
                                                                                 $    29,622,561
------------------------------------------------------------------------------------------------
                     Residential REIT -- 0.2%
   1,520,000         UDR, Inc., 2.95%, 9/1/26                                    $     1,393,628
  10,450,000         UDR, Inc., 4.0%, 10/1/25                                         10,383,592
                                                                                 ---------------
                                                                                 $    11,777,220
                                                                                 ---------------
                     Total Real Estate                                           $    74,674,356
------------------------------------------------------------------------------------------------
                     RETAILING -- 0.8%
                     Automotive Retail -- 0.1%
   3,994,000         AutoZone, Inc., 2.5%, 4/15/21                               $     3,897,320
------------------------------------------------------------------------------------------------
                     Home Improvement Retail -- 0.1%
   4,520,000         Home Depot, Inc., 2.625%, 6/1/22                            $     4,433,159
------------------------------------------------------------------------------------------------
                     Internet Retail -- 0.6%
   3,265,000         Amazon.com, Inc., 2.8%, 8/22/24                             $     3,145,952
   7,170,000         Booking Holdings, Inc., 3.55%, 3/15/28                            6,824,628
   1,925,000         Booking Holdings, Inc., 3.6%, 6/1/26                              1,873,232
   7,875,000         Booking Holdings, Inc., 3.65%, 3/15/25                            7,701,914
   5,900,000         Expedia Group, Inc., 4.5%, 8/15/24                                5,892,756
     950,000         Expedia Group, Inc., 5.0%, 2/15/26                                  967,663
   4,125,000         Expedia, Inc., 3.8%, 2/15/28                                      3,777,459
                                                                                 ---------------
                                                                                 $    30,183,604
                                                                                 ---------------
                     Total Retailing                                             $    38,514,083
------------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 0.8%
                     Application Software -- 0.1%
   5,650,000         salesforce.com, Inc., 3.7%, 4/11/28                         $     5,609,597
------------------------------------------------------------------------------------------------
                     Data Processing & Outsourced Services -- 0.2%
   3,000,000         Cardtronics, Inc., 5.125%, 8/1/22                           $     2,865,000
   4,540,000         Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%,
                     5/1/25 (144A)                                                     4,108,700
   4,550,000         Visa, Inc., 2.2%, 12/14/20                                        4,476,098
                                                                                 ---------------
                                                                                 $    11,449,798
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Internet Software & Services -- 0.2%
   9,595,000         Alibaba Group Holding, Ltd., 3.4%, 12/6/27                  $     8,940,029
------------------------------------------------------------------------------------------------
                     Systems Software -- 0.3%
   5,225,000         Microsoft Corp., 2.0%, 8/8/23                               $     4,932,124
  10,600,000         Oracle Corp., 2.5%, 5/15/22                                      10,321,406
                                                                                 ---------------
                                                                                 $    15,253,530
                                                                                 ---------------
                     Total Software & Services                                   $    41,252,954
------------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                     Communications Equipment -- 0.1%
   4,240,000         CommScope Technologies LLC, 5.0%,
                     3/15/27 (144A)                                              $     3,990,900
------------------------------------------------------------------------------------------------
                     Computer Hardware Storage & Peripherals -- 0.1%
   4,600,000         NCR Corp., 4.625%, 2/15/21                                  $     4,565,500
------------------------------------------------------------------------------------------------
                     Electronic Components -- 0.2%
   8,412,000         Amphenol Corp., 3.125%, 9/15/21                             $     8,363,414
   3,065,000         Amphenol Corp., 3.2%, 4/1/24                                      2,956,932
                                                                                 ---------------
                                                                                 $    11,320,346
------------------------------------------------------------------------------------------------
                     Electronic Manufacturing Services -- 0.1%
   5,780,000         Flex, Ltd., 4.75%, 6/15/25                                  $     5,835,528
                                                                                 ---------------
                     Total Technology Hardware & Equipment                       $    25,712,274
------------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 0.3%
                     Integrated Telecommunication Services -- 0.1%
   2,350,000         GTP Acquisition Partners I LLC, 2.35%,
                     6/15/20 (144A)                                              $     2,305,800
   1,315,000         Level 3 Financing, Inc., 5.375%, 1/15/24                          1,288,043
   1,500,000         Unison Ground Lease Funding LLC, 2.981%,
                     3/15/20 (144A)                                                    1,475,868
                                                                                 ---------------
                                                                                 $     5,069,711
------------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 0.2%
   2,200,000         Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)             $     2,256,281
   1,800,000         SBA Tower Trust, 2.877%, 7/9/21 (144A)                            1,748,457
   6,975,000         SBA Tower Trust, 3.869%, 10/8/24 (144A)                           7,045,320
                                                                                 ---------------
                                                                                 $    11,050,058
                                                                                 ---------------
                     Total Telecommunication Services                            $    16,119,769
------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 1.4%
                     Airlines -- 0.2%
   6,921,000         Air Canada 2017-1 Class AA Pass Through Trust,
                     3.3%, 1/15/30 (144A)                                        $     6,653,723
   2,475,000         Delta Air Lines, Inc., 2.875%, 3/13/20                            2,458,699
                                                                                 ---------------
                                                                                 $     9,112,422
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 49

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Highways & Railtracks -- 0.2%
   3,950,000         ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                  $     3,713,168
   1,300,000         ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                        1,279,850
   4,600,000         ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                        4,336,277
                                                                                 ---------------
                                                                                 $     9,329,295
------------------------------------------------------------------------------------------------
                     Railroads -- 0.8%
  15,435,000         Burlington Northern Santa Fe LLC, 4.15%, 4/1/45             $    15,050,615
   6,650,000         TTX Co., 3.6%, 1/15/25 (144A)                                     6,516,496
   3,250,000         TTX Co., 4.2%, 7/1/46 (144A)                                      3,178,759
  13,715,000         Union Pacific Corp., 3.375%, 2/1/35                              12,263,998
                                                                                 ---------------
                                                                                 $    37,009,868
------------------------------------------------------------------------------------------------
                     Trucking -- 0.2%
   4,825,000         Penske Truck Leasing Co. LP / PTL Finance Corp.,
                     3.375%, 2/1/22 (144A)                                       $     4,755,759
   7,330,000         Penske Truck Leasing Co. LP / PTL Finance Corp.,
                     3.95%, 3/10/25 (144A)                                             7,244,517
                                                                                 ---------------
                                                                                 $    12,000,276
                                                                                 ---------------
                     Total Transportation                                        $    67,451,861
------------------------------------------------------------------------------------------------
                     UTILITIES -- 3.3%
                     Electric Utilities -- 1.9%
  10,200,000         Dubai Electricity & Water Authority, 7.375%,
                     10/21/20 (144A)                                             $    11,041,908
   2,150,000(a)(c)   Electricite de France SA, 5.25% (USD Swap
                     Rate + 371 bps) (144A)                                            2,098,400
   2,800,000         Enel Finance International NV, 4.75%,
                     5/25/47 (144A)                                                    2,647,533
   2,320,000(c)      Enel S.p.A., 8.75% (5 Year USD Swap
                     Rate + 588 bps), 9/24/73 (144A)                                   2,581,000
   6,365,000         Exelon Corp., 2.85%, 6/15/20                                      6,308,343
   4,655,000         Iberdrola International BV, 6.75%, 7/15/36                        5,934,627
   2,725,000         Indiana Michigan Power Co., 4.55%, 3/15/46                        2,823,332
   4,000,000         Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                3,846,632
   5,450,000         Israel Electric Corp., Ltd., 5.0%, 11/12/24 (144A)                5,594,425
     779,000         Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                  793,996
     610,000         Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)                 661,783
   6,536,000         NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19               6,508,158
  10,270,000         NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27              9,871,788
     286,252         OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                      281,070
  11,910,000         PPL Capital Funding, Inc, 3.1%, 5/15/26                          11,056,112
   3,785,714         Southern California Edison Co., 1.845%, 2/1/22                    3,692,256
   5,720,000(a)(c)   Southern California Edison Co., 6.25% (3 Month
                     USD LIBOR + 420 bps)                                              6,091,800
  11,475,000         Southwestern Electric Power Co., 3.9%, 4/1/45                    10,831,493
                                                                                 ---------------
                                                                                 $    92,664,656
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Gas Utilities -- 0.4%
   2,215,000         AmeriGas Partners LP / AmeriGas Finance Corp.,
                     5.5%, 5/20/25                                               $     2,145,781
   3,060,000         Boston Gas Co., 3.15%, 8/1/27 (144A)                              2,886,693
   4,025,000         DCP Midstream Operating LP, 5.6%, 4/1/44                          3,798,594
   2,007,515         Nakilat, Inc., 6.267%, 12/31/33 (144A)                            2,193,611
   8,870,000         Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)               8,351,958
                                                                                 ---------------
                                                                                 $    19,376,637
------------------------------------------------------------------------------------------------
                     Independent Power Producers &
                     Energy Traders -- 0.2%
     457,676         Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                $       492,383
   2,850,000         Calpine Corp., 5.25%, 6/1/26 (144A)                               2,684,344
   6,925,000         Calpine Corp., 5.75%, 1/15/25                                     6,332,047
     712,648         Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                    719,684
   2,327,000         NRG Energy, Inc., 5.75%, 1/15/28 (144A)                           2,292,095
                                                                                 ---------------
                                                                                 $    12,520,553
------------------------------------------------------------------------------------------------
                     Multi-Utilities -- 0.8%
   8,385,000         Consolidated Edison Co. of New York, Inc.,
                     4.625%, 12/1/54                                             $     8,610,232
   6,728,000         Dominion Energy, Inc., 2.579%, 7/1/20                             6,629,327
   2,700,000         Dominion Energy, Inc., 2.75%, 1/15/22                             2,618,456
  11,790,000         Puget Sound Energy, Inc., 4.223%, 6/15/48                        11,977,907
   1,914,286         San Diego Gas & Electric Co., 1.914%, 2/1/22                      1,868,026
   9,720,000         Sempra Energy, 3.4%, 2/1/28                                       9,119,040
                                                                                 ---------------
                                                                                 $    40,822,988
                                                                                 ---------------
                     Total Utilities                                             $   165,384,834
------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost $1,851,383,567)                                       $ 1,816,007,140
------------------------------------------------------------------------------------------------
                     FOREIGN GOVERNMENT BONDS --
                     0.6% of Net Assets
                     Kuwait -- 0.1%
   5,880,000         Kuwait International Government Bond, 3.5%,
                     3/20/27 (144A)                                              $     5,723,710
------------------------------------------------------------------------------------------------
                     Mexico -- 0.2%
  13,425,000         Mexico Government International Bond,
                     4.6%, 2/10/48                                               $    12,351,000
------------------------------------------------------------------------------------------------
                     Nigeria -- 0.1%
   4,550,000         Africa Finance Corp., 4.375%, 4/29/20 (144A)                $     4,549,408
------------------------------------------------------------------------------------------------
                     Saudi Arabia -- 0.2%
   7,810,000         Saudi Government International Bond, 4.0%,
                     4/17/25 (144A)                                              $     7,771,419
------------------------------------------------------------------------------------------------
                     TOTAL FOREIGN GOVERNMENT BONDS
                     (Cost $30,445,633)                                          $    30,395,537
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 51

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     MUNICIPAL BONDS -- 2.3% of Net Assets(h)
                     Municipal General -- 0.9%
   2,350,000         Central Florida Expressway Authority, 5.0%, 7/1/38          $     2,702,124
  16,795,000(i)      Commonwealth of Pennsylvania, 1st Series,
                     4.0%, 1/1/29                                                     17,647,010
   4,775,000         Illinois Finance Authority, Northwestern Memorial
                     Healthcare, 4.0%, 7/15/47                                         4,908,509
   2,410,000         JEA Water & Sewer System Revenue, Series A,
                     4.0%, 10/1/35                                                     2,551,250
   2,435,000         JEA Water & Sewer System Revenue, Series A,
                     4.0%, 10/1/39                                                     2,559,843
   4,075,000         JobsOhio Beverage System, Ohio Taxable Senior Lien,
                     Series B, 3.985%, 1/1/29                                          4,190,241
   1,035,000         JobsOhio Beverage System, Ohio Taxable Senior Lien,
                     Series B, 4.532%, 1/1/35                                          1,118,618
   1,695,000         Massachusetts Development Finance Agency,
                     Partners Healthcare System, 4.0%, 7/1/36                          1,749,121
   2,910,000         Massachusetts Development Finance Agency,
                     Partners Healthcare System, 4.0%, 7/1/41                          2,979,345
   2,830,000         Virginia Commonwealth Transportation Board,
                     Transportation Capital Projects, 3.0%, 5/15/39                    2,601,874
   2,325,000         Virginia Commonwealth Transportation Board,
                     Transportation Capital Projects, 4.0%, 5/15/31                    2,464,570
   2,335,000         Virginia Commonwealth Transportation Board,
                     Transportation Capital Projects, 4.0%, 5/15/32                    2,467,418
                                                                                 ---------------
                                                                                 $    47,939,923
------------------------------------------------------------------------------------------------
                     Municipal Higher Education -- 1.0%
     525,000         Amherst College, 3.794%, 11/1/42                            $       519,835
   1,025,000         Baylor University, Series A, 4.313%, 3/1/42                       1,041,636
   7,425,000         Massachusetts Development Finance Agency,
                     Harvard University, Series A, 5.0%, 7/15/40                       9,595,402
   7,300,000         New York State Dormitory Authority, Columbia
                     University, Series A-2, 5.0%, 10/1/46                             9,632,861
   8,345,000         Rhode Island Health & Educational Building Corp.,
                     Brown University, Series A, 4.0%, 9/1/47                          8,689,231
  16,810,000         University of California, Series AX, 3.063%, 7/1/25              16,358,652
   3,100,000         University of Virginia, Revenue, Refunding General
                     Green, Series A-2, 5.0%, 4/1/45                                   3,510,254
                                                                                 ---------------
                                                                                 $    49,347,871
------------------------------------------------------------------------------------------------
                     Municipal Medical -- 0.0%+
   1,765,000         Ohio Higher Educational Facility Commission,
                     Cleveland Clinic Health, Series A 1, 5.0%, 1/1/42           $     1,931,033
------------------------------------------------------------------------------------------------
                     Municipal Obligation -- 0.1%
   3,150,000(i)      State of Texas, Transportation Commission Mobility
                     Fund, Series A, 4.0%, 10/1/44                               $     3,278,803
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     Municipal School District -- 0.2%
   2,800,000(i)      Frisco Independent School District, Refunding
                     School Building, 4.0%, 8/15/40 (PSF-GTD Insured)            $     2,925,748
   1,750,000(i)      Frisco Independent School District, Refunding
                     School Building, 4.0%, 8/15/45 (PSF-GTD Insured)                  1,824,340
   2,425,000(i)      State of Florida, Capital Outlay, Series C,
                     4.0%, 6/1/31                                                      2,631,125
                                                                                 ---------------
                                                                                 $     7,381,213
------------------------------------------------------------------------------------------------
                     Municipal Transportation -- 0.1%
   3,220,000         Fairfax County Economic Development Authority,
                     Series A, 2.875%, 4/1/34                                    $     2,950,099
     600,000         Port Authority of New York & New Jersey,
                     Consolidated-174TH, 4.458%, 10/1/62                                 637,242
                                                                                 ---------------
                                                                                 $     3,587,341
------------------------------------------------------------------------------------------------
                     TOTAL MUNICIPAL BONDS
                     (Cost $115,614,247)                                         $   113,466,184
------------------------------------------------------------------------------------------------
                     SENIOR SECURED FLOATING RATE
                     LOAN INTERESTS -- 3.0% of Net Assets*(b)
                     AUTOMOBILES & COMPONENTS -- 0.2%
                     Auto Parts & Equipment -- 0.2%
     613,855         Allison Transmission, Inc., New Term Loan, 3.85%
                     (LIBOR + 175 bps), 9/23/22                                  $       616,924
   4,161,625         American Axle & Manufacturing, Inc., Tranche B Term
                     Loan, 4.35% (LIBOR + 225 bps), 4/6/24                             4,152,262
   1,071,077         Energy Acquisition LP, Initial Term Loan,
                     6.588%, 6/26/25                                                   1,065,722
     814,623         Federal-Mogul Corp., Tranche C Term Loan, 5.825%
                     (LIBOR + 375 bps), 4/15/21                                          817,338
   1,424,519         TI Group Automotive Systems LLC, Initial US Term
                     Loan, 4.594% (LIBOR + 250 bps), 6/30/22                           1,427,190
   1,181,472         Tower Automotive Holdings USA LLC, Initial Term Loan,
                     4.813% (LIBOR + 275 bps), 3/7/24                                  1,178,518
                                                                                 ---------------
                                                                                 $     9,257,954
------------------------------------------------------------------------------------------------
                     Tires & Rubber -- 0.0%+
   1,396,667         Goodyear Tire & Rubber Co., Second Lien Term Loan,
                     4.05% (LIBOR + 200 bps), 3/3/25                             $     1,400,375
                                                                                 ---------------
                     Total Automobiles & Components                              $    10,658,329
------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 0.3%
                     Aerospace & Defense -- 0.1%
     956,522         Alion Science and Technology Corp., First Lien Term
                     Loan, 6.594% (LIBOR + 450 bps), 8/19/21                     $       964,293
   3,230,000         MacDonald, Dettwiler and Associates, Ltd., Initial
                     Term B Loan, 4.854% (LIBOR + 275 bps), 10/4/24                    3,221,925
                                                                                 ---------------
                                                                                 $     4,186,218
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 53

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Building Products -- 0.1%
     420,023         Builders FirstSource, Inc., Refinancing Term Loan,
                     5.334% (LIBOR + 300 bps), 2/29/24                           $       420,735
   5,985,000         NCI Building Systems, Inc., Initial Term Loan,
                     4.094% (LIBOR + 200 bps), 2/7/25                                  5,971,905
                                                                                 ---------------
                                                                                 $     6,392,640
------------------------------------------------------------------------------------------------
                     Construction Machinery & Heavy Trucks -- 0.0%+
     736,875         Navistar, Inc., Tranche B Term Loan, 5.53%
                     (LIBOR + 350 bps), 11/6/24                                  $       740,099
------------------------------------------------------------------------------------------------
                     Electrical Components & Equipment -- 0.0%+
   1,357,416         Dell International LLC, Refinancing Term B Loan,
                     4.1% (LIBOR + 200 bps), 9/7/23                              $     1,352,992
------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 0.1%
     504,119         Filtration Group Corp., Initial Dollar Term Loan,
                     5.094% (LIBOR + 300 bps), 3/29/25                           $       505,116
   1,223,612         Milacron LLC, Term B Loan, 4.594%
                     (LIBOR + 250 bps), 9/28/23                                        1,225,907
                                                                                 ---------------
                                                                                 $     1,731,023
------------------------------------------------------------------------------------------------
                     Industrial Machinery -- 0.0%+
   1,164,162         NN, Inc., Tranche B Term Loan, 5.844%
                     (LIBOR + 375 bps), 10/19/22                                 $     1,164,162
------------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.0%+
     588,079         Nexeo Solutions LLC, Term B-1 Loan, 5.584%
                     (LIBOR + 325 bps), 6/9/23                                   $       589,549
      83,620         WESCO Distribution, Inc., Tranche B-1 Term Loan,
                     5.094% (LIBOR + 300 bps), 12/12/19                                   83,724
                                                                                 ---------------
                                                                                 $       673,273
                                                                                 ---------------
                     Total Capital Goods                                         $    16,240,407
------------------------------------------------------------------------------------------------
                     COMMERCIAL & PROFESSIONAL SERVICES -- 0.1%
                     Commercial Services & Supplies -- 0.0%+
     387,198         Infiltrator Water Technologies LLC, First Lien Term B-2
                     Loan, 5.334% (LIBOR + 300 bps), 5/27/22                     $       388,650
------------------------------------------------------------------------------------------------
                     Diversified Support Services -- 0.1%
   3,868,119         Asurion LLC (fka Asurion Corp.), Term
                     Loan B7, 5.077%, 11/29/24                                   $     3,858,449
------------------------------------------------------------------------------------------------
                     Environmental & Facilities Services -- 0.0%+
     858,370         GFL Environmental, Inc., Effective Date Incremental
                     Term Loan, 5.084% (LIBOR + 275 bps), 5/30/25                $       854,078
     458,316         Wrangler Buyer Corp. (aka Waste Industries
                     USA, Inc.), Initial Term Loan, 4.844%
                     (LIBOR + 275 bps), 9/27/24                                          458,030
                                                                                 ---------------
                                                                                 $     1,312,108
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Security & Alarm Services -- 0.0%+
     593,529         GW Honos Security Corp. (Garda World Security
                     Corp.), Term B Loan, 5.805% (LIBOR + 350 bps/
                     PRIME + 250 bps), 5/24/24                                   $       597,238
                                                                                 ---------------
                     Total Commercial & Professional Services                    $     6,156,445
------------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 0.0%+
                     Home Furnishings -- 0.0%+
   1,646,634         Serta Simmons Bedding LLC, First Lien Initial Term
                     Loan, 5.747% (LIBOR + 350 bps), 11/8/23                     $     1,406,327
                                                                                 ---------------
                     Total Consumer Durables & Apparel                           $     1,406,327
------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 0.2%
                     Casinos & Gaming -- 0.1%
   4,998,294         Scientific Games International, Inc., Initial Term B-5
                     Loan, 4.906% (LIBOR + 275 bps), 8/14/24                     $     4,985,173
------------------------------------------------------------------------------------------------
                     Education Services -- 0.0%+
     569,481         Bright Horizons Family Solutions, Inc., Term B Loan,
                     3.844% (LIBOR + 175 bps), 11/7/23                           $       568,235
------------------------------------------------------------------------------------------------
                     Leisure Facilities -- 0.0%+
     400,228         Fitness International LLC, Term B Loan, 5.48%
                     (LIBOR + 325 bps), 4/18/25                                  $       401,779
   1,292,915         Six Flags Theme Parks, Inc., Tranche B Term Loan,
                     3.85% (LIBOR + 175 bps), 6/30/22                                  1,298,571
                                                                                 ---------------
                                                                                 $     1,700,350
------------------------------------------------------------------------------------------------
                     Restaurants -- 0.0%+
   1,683,890         1011778 BC Unlimited Liability Co. (New Red
                     Finance, Inc.) (aka Burger King/Tim Hortons), Term
                     B-3 Loan, 4.344% (LIBOR + 225 bps), 2/16/24                 $     1,676,776
------------------------------------------------------------------------------------------------
                     Specialized Consumer Services -- 0.1%
     643,500         Constellis Holdings LLC, First Lien Term B Loan,
                     7.334% (LIBOR + 500 bps), 4/21/24                           $       647,120
   2,216,165         KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2
                     Loan, 6.084% (LIBOR + 375 bps), 8/12/22                           2,221,014
                                                                                 ---------------
                                                                                 $     2,868,134
                                                                                 ---------------
                     Total Consumer Services                                     $    11,798,668
------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.1%
                     Diversified Capital Markets -- 0.0%+
   1,488,750         Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
                     4.088% (LIBOR + 200 bps), 1/15/25                           $     1,473,192
------------------------------------------------------------------------------------------------
                     Specialized Finance -- 0.1%
     331,869         Avast Software BV, 2018 Refinancing Dollar Term
                     Loan, 4.834% (LIBOR + 250 bps), 9/29/23                     $       332,551
   1,500,000         SIWF Holdings, Inc., First Lien Initial Term Loan,
                     6.323% (LIBOR + 425 bps), 6/15/25                                 1,511,250

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 55

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Specialized Finance -- (continued)
   1,451,278         Trans Union LLC, 2017 Replacement Term B-3 Loan,
                     4.094% (LIBOR + 200 bps), 4/10/23                           $     1,449,101
   1,793,159         Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                     Initial Term Loan, 4.094% (LIBOR + 200 bps), 8/4/23               1,782,938
                                                                                 ---------------
                                                                                 $     5,075,840
                                                                                 ---------------
                     Total Diversified Financials                                $     6,549,032
------------------------------------------------------------------------------------------------
                     ENERGY -- 0.1%
                     Oil & Gas Equipment & Services -- 0.0%+
   1,715,000         Keane Group Holdings LLC, Initial Term Loan,
                     5.875% (LIBOR + 375 bps), 5/25/25                           $     1,721,431
------------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- 0.1%
   1,110,467         Energy Transfer Equity LP, Refinanced Term Loan,
                     4.091% (LIBOR + 200 bps), 2/2/24                            $     1,102,312
   1,798,445         Gulf Finance LLC, Tranche B Term Loan, 7.59%
                     (LIBOR + 525 bps), 8/25/23                                        1,560,151
                                                                                 ---------------
                                                                                 $     2,662,463
                                                                                 ---------------
                     Total Energy                                                $     4,383,894
------------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 0.1%
                     Agricultural Products -- 0.0%+
   1,673,075         Darling Ingredients Inc. (fka Darling International Inc.),
                     Term B Loan, 4.138% (LIBOR + 200 bps/
                     PRIME + 100 bps), 12/18/24                                  $     1,683,732
------------------------------------------------------------------------------------------------
                     Packaged Foods & Meats -- 0.1%
   4,056,969         JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                     4.835% (LIBOR + 250 bps), 10/30/22                          $     4,039,641
     268,576         Pinnacle Foods Finance LLC, Initial B Term Loan,
                     3.751% (LIBOR + 175 bps), 2/2/24                                    268,958
                                                                                 ---------------
                                                                                 $     4,308,599
                                                                                 ---------------
                     Total Food, Beverage & Tobacco                              $     5,992,331
------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                     Health Care Facilities -- 0.1%
     651,192         CHS/Community Health Systems, Inc.,
                     Incremental 2019 Term G Loan, 5.307%
                     (LIBOR + 300 bps), 12/31/19                                 $       649,605
   1,206,201         CHS/Community Health Systems, Inc.,
                     Incremental 2021 Term H Loan, 5.557%
                     (LIBOR + 325 bps), 1/27/21                                        1,179,187
     299,250         HCA, Inc., Tranche B-10 Term Loan, 4.094%
                     (LIBOR + 200 bps), 3/13/25                                          300,522
   1,423,292         HCA, Inc., Tranche B-11 Term Loan, 3.844%
                     (LIBOR + 175 bps), 3/17/23                                        1,426,294
     536,052         Kindred Healthcare, Inc., New Term Loan, 5.875%
                     (LIBOR + 350 bps), 4/9/21                                           536,380

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Health Care Facilities -- (continued)
   1,151,611         Select Medical Corp., Tranche B Term Loan, 4.801%
                     (LIBOR + 275 bps/PRIME + 175 bps), 3/1/21                   $     1,150,171
     586,207         Vizient, Inc., Term B-4 Loan, 4.844%
                     (LIBOR + 275 bps), 2/13/23                                          587,552
                                                                                 ---------------
                                                                                 $     5,829,711
------------------------------------------------------------------------------------------------
                     Health Care Services -- 0.1%
     790,000         Alliance HealthCare Services, Inc., First Lien Initial
                     Term Loan, 6.594% (LIBOR + 450 bps), 10/24/23               $       795,925
     243,531         DaVita HealthCare Partners, Inc., Tranche B Term
                     Loan, 4.844% (LIBOR + 275 bps), 6/24/21                             244,465
     253,083(j)      Gentiva Health Services, Inc., Term Loan, 6/23/25                   253,716
     453,416         MPH Acquisition Holdings LLC, Initial Term Loan,
                     5.084% (LIBOR + 275 bps), 6/7/23                                    451,680
   1,086,250         Team Health Holdings, Inc., Initial Term Loan, 4.844%
                     (LIBOR + 275 bps), 2/6/24                                         1,051,400
                                                                                 ---------------
                                                                                 $     2,797,186
------------------------------------------------------------------------------------------------
                     Health Care Supplies -- 0.1%
   2,529,450         Kinetic Concepts, Inc., Dollar Term Loan, 5.584%
                     (LIBOR + 325 bps), 2/2/24                                   $     2,537,355
     726,438         Sterigenics-Nordion Holdings LLC, Incremental Term
                     Loan, 5.334% (LIBOR + 300 bps), 5/15/22                             730,221
                                                                                 ---------------
                                                                                 $     3,267,576
------------------------------------------------------------------------------------------------
                     Health Care Technology -- 0.0%+
   1,283,750         Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                     Closing Date Term Loan, 4.844%
                     (LIBOR + 275 bps), 3/1/24                                   $     1,281,102
     508,250         Quintiles IMS, Inc., Term B-1 Dollar Loan, 4.334%
                     (LIBOR + 200 bps), 3/7/24                                           507,360
                                                                                 ---------------
                                                                                 $     1,788,462
                                                                                 ---------------
                     Total Health Care Equipment & Services                      $    13,682,935
------------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                     Household Products -- 0.0%+
     496,250         Alphabet Holding Co., Inc. (aka Nature's Bounty),
                     First Lien Initial Term Loan, 5.594%
                     (LIBOR + 350 bps), 9/26/24                                  $       466,682
                                                                                 ---------------
                     Total Household & Personal Products                         $       466,682
------------------------------------------------------------------------------------------------
                     INSURANCE -- 0.0%+
                     Insurance Brokers -- 0.0%+
     476,469         NFP Corp., Term B Loan, 5.094%
                     (LIBOR + 300 bps), 1/8/24                                   $       473,889
------------------------------------------------------------------------------------------------
                     Property & Casualty Insurance -- 0.0%+
     843,625         USI, Inc. (fka Compass Investors, Inc.), 2017 New
                     Term Loan, 5.334% (LIBOR + 300 bps), 5/16/24                $       839,723
                                                                                 ---------------
                     Total Insurance                                             $     1,313,612
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 57

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     MATERIALS -- 0.2%
                     Construction Materials -- 0.0%+
     767,265         Unifrax I LLC, Initial Dollar Term Loan, 5.834%
                     (LIBOR + 350 bps), 4/4/24                                   $       769,662
------------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 0.0%+
     481,302         Tronox, Ltd., First Lien Blocked Dollar Term Loan,
                     5.094% (LIBOR + 300 bps), 9/23/24                           $       481,954
   1,110,698         Tronox, Ltd., First Lien Initial Dollar Term Loan,
                     5.094% (LIBOR + 300 bps), 9/23/24                                 1,112,202
                                                                                 ---------------
                                                                                 $     1,594,156
------------------------------------------------------------------------------------------------
                     Metal & Glass Containers -- 0.1%
     505,888         BWay Holding Co., Initial Term Loan, 5.587%
                     (LIBOR + 325 bps), 4/3/24                                   $       506,995
   2,743,125(j)      IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                     Tranche B-1 Term Loan, 9/11/23                                    2,749,983
                                                                                 ---------------
                                                                                 $     3,256,978
------------------------------------------------------------------------------------------------
                     Paper Packaging -- 0.0%+
     493,750         Berry Global, Inc. (fka Berry Plastics Corp.), Term R
                     Loan, 4.046% (LIBOR + 200 bps), 1/19/24                     $       492,979
------------------------------------------------------------------------------------------------
                     Paper Products -- 0.0%+
     320,038         Ranpak Corp., Tranche B-1 USD Term Loan, 5.344%
                     (LIBOR + 325 bps), 10/1/21                                  $       320,038
------------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 0.1%
     413,421         Allnex (Luxembourg) & Cy SCA (fka AI Chem &
                     Cy SCA), Tranche B-2 Term Loan, 5.569%
                     (LIBOR + 325 bps), 9/13/23                                  $       412,646
     311,481         Allnex (Luxembourg) & Cy SCA (fka AI Chem &
                     Cy SCA), Tranche B-3 Term Loan, 5.569%
                     (LIBOR + 325 bps), 9/13/23                                          310,897
     621,818         MacDermid, Inc. (Platform Specialty Products
                     Corp.), Tranche B-6 Term Loan, 5.094%
                     (LIBOR + 300 bps), 6/7/23                                           623,761
     520,929         Omnova Solutions, Inc., Term B-2 Loan, 5.344%
                     (LIBOR + 325 bps), 8/25/23                                          523,533
     141,161         WR Grace & Co-CONN, Term B-1 Loan, 4.084%
                     (LIBOR + 175 bps), 4/3/25                                           141,132
     241,991         WR Grace & Co-CONN, Term B-2 Loan, 4.084%
                     (LIBOR + 175 bps), 4/3/25                                           241,941
                                                                                 ---------------
                                                                                 $     2,253,910
------------------------------------------------------------------------------------------------
                     Steel -- 0.0%+
     394,000         Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                     Term Loan, 4.582% (LIBOR + 225 bps), 6/14/21                $       394,185
                                                                                 ---------------
                     Total Materials                                             $     9,081,908
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     MEDIA -- 0.3%
                     Advertising -- 0.0%+
     997,500         Lamar Media Corp., Term B Loan, 3.875%
                     (LIBOR + 175 bps), 3/14/25                                  $       997,500
------------------------------------------------------------------------------------------------
                     Broadcasting -- 0.1%
   1,287,000         Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                     4.046% (LIBOR + 200 bps), 10/4/23                           $     1,287,643
     700,000(j)      Sinclair Television Group, Inc., Term Loan B, 12/12/24              699,822
   2,182,589         Univision Communications, Inc., 2017 Replacement
                     Repriced First Lien Term Loan, 4.844%
                     (LIBOR + 275 bps), 3/15/24                                        2,113,214
                                                                                 ---------------
                                                                                 $     4,100,679
------------------------------------------------------------------------------------------------
                     Cable & Satellite -- 0.0%+
   1,643,430         Charter Communications Operating, LLC
                     (aka CCO Safari LLC), Term B Loan, 4.1%
                     (LIBOR + 200 bps), 4/30/25                                  $     1,643,802
     490,000         UPC Financing Partnership, Facility AR, 4.573%
                     (LIBOR + 250 bps), 1/15/26                                          485,284
                                                                                 ---------------
                                                                                 $     2,129,086
------------------------------------------------------------------------------------------------
                     Movies & Entertainment -- 0.2%
     557,374         AMC Entertainment, Inc., Initial Term Loan, 4.323%
                     (LIBOR + 225 bps), 12/15/22                                 $       557,325
   2,043,730         Live Nation Entertainment, Inc., Term B-3 Loan,
                     3.875% (LIBOR + 175 bps), 10/31/23                                2,041,175
   2,351,606(j)      NVA Holdings, Inc., First Lien Term B-3 Loan, 2/2/25              2,343,768
   3,146,285         Rovi Solutions Corp. / Rovi Guides, Inc., Term B Loan,
                     4.6% (LIBOR + 250 bps), 7/2/21                                    3,156,117
                                                                                 ---------------
                                                                                 $     8,098,385
------------------------------------------------------------------------------------------------
                     Publishing -- 0.0%+
   1,287,699         DH Publishing, L.P., Term B-6 Loan, 4.335%
                     (LIBOR + 225 bps), 8/20/23                                  $     1,289,509
                                                                                 ---------------
                     Total Media                                                 $    16,615,159
------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY &
                     LIFE SCIENCES -- 0.3%
                     Biotechnology -- 0.0%+
     725,165         Alkermes, Inc., 2023 Term Loan, 4.26%
                     (LIBOR + 225 bps), 3/27/23                                  $       726,524
------------------------------------------------------------------------------------------------
                     Life Sciences Tools & Services -- 0.1%
   2,362,163         Catalent Pharma Solutions, Inc. (fka Cardinal
                     Health 409, Inc.), Dollar Term Loan, 4.344%
                     (LIBOR + 225 bps), 5/20/24                                  $     2,362,716
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 59

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 0.2%
   5,047,254         Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                     Loan, 6.375% (LIBOR + 425 bps), 4/29/24                     $     5,023,593
     715,937         Grifols Worldwide Operations, Ltd., Tranche B Term
                     Loan, 4.238% (LIBOR + 225 bps), 1/31/25                             716,758
     686,457         Mallinckrodt International Finance SA, 2017 Term B
                     Loan, 5.203% (LIBOR + 275 bps), 9/24/24                             673,586
   2,494,170         RPI Finance Trust, Initial Term Loan B-6, 4.334%
                     (LIBOR + 200 bps), 3/27/23                                        2,495,950
     624,076         Valeant Pharmaceuticals International, Inc., Initial
                     Term Loan, 4.982% (LIBOR + 300 bps), 6/2/25                         622,831
                                                                                 ---------------
                                                                                 $     9,532,718
                                                                                 ---------------
                     Total Pharmaceuticals, Biotechnology &
                     Life Sciences                                               $    12,621,958
------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 0.0%+
                     Specialized REIT -- 0.0%+
   1,608,967         Communications Sales & Leasing, Inc.
                     (CSL Capital LLC), Shortfall Term Loan, 5.094%
                     (LIBOR + 300 bps), 10/24/22                                 $     1,540,779
                                                                                 ---------------
                     Total Real Estate                                           $     1,540,779
------------------------------------------------------------------------------------------------
                     RETAILING -- 0.2%
                     Automotive Retail -- 0.1%
   1,360,941         Cooper-Standard Automotive, Inc., Additional Term
                     B-1 Loan, 4.334% (LIBOR + 200 bps), 11/2/23                 $     1,362,642
   1,978,126         CWGS Group LLC, Term Loan, 4.775%
                     (LIBOR + 275 bps), 11/8/23                                        1,961,745
                                                                                 ---------------
                                                                                 $     3,324,387
------------------------------------------------------------------------------------------------
                     Specialty Stores -- 0.1%
   1,132,247         PetSmart, Inc., Tranche B-2 Term Loan, 5.01%
                     (LIBOR + 300 bps), 3/11/22                                  $       940,614
   2,686,500         Staples, Inc., Closing Date Term Loan, 6.358%
                     (LIBOR + 400 bps), 9/12/24                                        2,651,987
                                                                                 ---------------
                                                                                 $     3,592,601
                                                                                 ---------------
                     Total Retailing                                             $     6,916,988
------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS & SEMICONDUCTOR
                     EQUIPMENT -- 0.1%
                     Semiconductor Equipment -- 0.0%+
   1,083,722         Sensata Technologies BV, Sixth Amendment Term
                     Loan, 3.797% (LIBOR + 175 bps), 10/14/21                    $     1,086,657
------------------------------------------------------------------------------------------------
                     Semiconductors -- 0.1%
   3,715,000         Microchip Technology, Inc., Initial Term Loan, 4.1%
                     (LIBOR + 200 bps), 5/29/25                                  $     3,724,288
     226,672         Micron Technology, Inc., Term Loan, 3.85%
                     (LIBOR + 175 bps), 4/26/22                                          227,663

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Semiconductors -- (continued)
     812,108         ON Semiconductor Corp., 2018 New Replacement
                     Term B-3 Loan, 3.844% (LIBOR + 175 bps), 3/31/23            $       812,671
                                                                                 ---------------
                                                                                 $     4,764,622
                                                                                 ---------------
                     Total Semiconductors & Semiconductor Equipment              $     5,851,279
------------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 0.2%
                     Application Software -- 0.0%+
     713,640         DTI Holdco, Inc., Replacement B-1 Term Loan,
                     6.844% (LIBOR + 475 bps), 9/29/23                           $       713,640
     350,000         STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                     7.344% (LIBOR + 525 bps), 6/30/22                                   350,000
                                                                                 ---------------
                                                                                 $     1,063,640
------------------------------------------------------------------------------------------------
                     Data Processing & Outsourced Services -- 0.1%
   1,209,480         First Data Corp., 2022D New Dollar Term Loan,
                     4.091% (LIBOR + 200 bps), 7/8/22                            $     1,203,736
     846,848         First Data Corp., 2024-A New Dollar Term Loan,
                     4.091% (LIBOR + 200 bps), 4/26/24                                   842,825
                                                                                 ---------------
                                                                                 $     2,046,561
------------------------------------------------------------------------------------------------
                     Internet Software & Services -- 0.0%+
   1,851,609         Rackspace Hosting, Inc., First Lien Term B Loan,
                     5.363% (LIBOR + 300 bps), 11/3/23                           $     1,831,936
------------------------------------------------------------------------------------------------
                     IT Consulting & Other Services -- 0.1%
   1,211,435         Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                     Tranche B-1 Term Loan, 4.344%
                     (LIBOR + 225 bps), 2/15/24                                  $     1,207,144
     812,625         Rocket Software, Inc., First Lien Term Loan, 6.084%
                     (LIBOR + 375 bps), 10/14/23                                         818,313
                                                                                 ---------------
                                                                                 $     2,025,457
------------------------------------------------------------------------------------------------
                     Systems Software -- 0.0%+
     109,725         MA FinanceCo., LLC (aka Micro Focus
                     International Plc), Tranche B-3 Term Loan, 4.844%
                     (LIBOR + 275 bps), 6/21/24                                  $       109,073
     738,150         Seattle Spinco, Inc. (aka Micro Focus
                     International Plc), Initial Term Loan, 4.844%
                     (LIBOR + 275 bps), 6/21/24                                          737,535
                                                                                 ---------------
                                                                                 $       846,608
                                                                                 ---------------
                     Total Software & Services                                   $     7,814,202
------------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                     Communications Equipment -- 0.0%+
     894,911         Ciena Corp., Refinancing Term Loan, 4.584%
                     (LIBOR + 250 bps), 1/28/22                                  $       899,386
                                                                                 ---------------
                     Total Technology Hardware & Equipment                       $       899,386
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 61

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 0.2%
                     Integrated Telecommunication Services -- 0.1%
   3,735,614         CenturyLink, Inc., Initial Term B Loan, 4.844%
                     (LIBOR + 275 bps), 1/31/25                                  $     3,664,903
   1,174,768         GCI Holdings, Inc., New Term B Loan, 4.344%
                     (LIBOR + 225 bps), 2/2/22                                         1,174,768
   1,200,000         Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                     4.334% (LIBOR + 225 bps), 2/22/24                                 1,198,687
                                                                                 ---------------
                                                                                 $     6,038,358
------------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 0.1%
   1,830,562         Altice US Finance I Corp., March 2017 Refinancing
                     Term Loan, 4.344% (LIBOR + 225 bps), 7/28/25                $     1,829,037
   1,283,750         Sprint Communications, Inc., Initial Term Loan,
                     4.625% (LIBOR + 250 bps), 2/2/24                                  1,278,536
                                                                                 ---------------
                                                                                 $     3,107,573
                                                                                 ---------------
                     Total Telecommunication Services                            $     9,145,931
------------------------------------------------------------------------------------------------
                     UTILITIES -- 0.1%
                     Electric Utilities -- 0.0%+
     970,033         TPF II Power LLC (TPF II Convert Midco LLC), Term
                     Loan, 5.844% (LIBOR + 375 bps), 10/2/23                     $       970,640
------------------------------------------------------------------------------------------------
                     Independent Power Producers &
                     Energy Traders -- 0.1%
   1,279,531         NRG Energy, Inc., Term Loan, 4.084%
                     (LIBOR + 175 bps), 6/30/23                                  $     1,273,854
                                                                                 ---------------
                     Total Utilities                                             $     2,244,494
------------------------------------------------------------------------------------------------
                     TOTAL SENIOR SECURED FLOATING RATE
                     LOAN INTERESTS
                     (Cost $151,402,937)                                         $   151,380,746
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- 28.8% of Net Assets
   1,257,230         Fannie Mae, 2.5%, 7/1/30                                    $     1,226,002
   1,282,963         Fannie Mae, 2.5%, 7/1/30                                          1,252,687
   2,166,443         Fannie Mae, 2.5%, 7/1/30                                          2,115,342
     254,436         Fannie Mae, 2.5%, 12/1/42                                           239,504
     263,622         Fannie Mae, 2.5%, 12/1/42                                           247,029
     233,368         Fannie Mae, 2.5%, 1/1/43                                            219,614
      94,295         Fannie Mae, 2.5%, 2/1/43                                             88,738
     116,146         Fannie Mae, 2.5%, 2/1/43                                            108,873
   2,551,913         Fannie Mae, 2.5%, 2/1/43                                          2,401,791
     349,591         Fannie Mae, 2.5%, 3/1/43                                            328,988
     123,403         Fannie Mae, 2.5%, 4/1/43                                            116,130
     330,759         Fannie Mae, 2.5%, 8/1/43                                            311,266
     233,867         Fannie Mae, 2.5%, 12/1/43                                           220,084
     167,151         Fannie Mae, 2.5%, 3/1/44                                            157,300
     224,493         Fannie Mae, 2.5%, 4/1/45                                            210,352

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
     313,300         Fannie Mae, 2.5%, 4/1/45                                    $       293,564
     461,530         Fannie Mae, 2.5%, 4/1/45                                            432,458
     489,726         Fannie Mae, 2.5%, 4/1/45                                            458,875
     536,213         Fannie Mae, 2.5%, 4/1/45                                            502,434
     558,869         Fannie Mae, 2.5%, 4/1/45                                            524,045
   1,271,412         Fannie Mae, 2.5%, 4/1/45                                          1,191,327
   1,518,818         Fannie Mae, 2.5%, 4/1/45                                          1,423,150
      72,491         Fannie Mae, 2.5%, 5/1/45                                             67,925
      81,021         Fannie Mae, 2.5%, 7/1/45                                             75,918
     257,035         Fannie Mae, 2.5%, 8/1/45                                            240,846
      88,649         Fannie Mae, 2.5%, 1/1/46                                             83,074
     288,341         Fannie Mae, 3.0%, 12/1/21                                           289,682
   3,413,240         Fannie Mae, 3.0%, 9/1/28                                          3,412,704
   3,031,719         Fannie Mae, 3.0%, 10/1/30                                         3,024,721
   1,284,807         Fannie Mae, 3.0%, 4/1/31                                          1,277,891
  16,482,571         Fannie Mae, 3.0%, 8/1/42                                         16,123,079
   3,852,502         Fannie Mae, 3.0%, 9/1/42                                          3,766,484
   1,249,917         Fannie Mae, 3.0%, 12/1/42                                         1,221,135
   2,462,972         Fannie Mae, 3.0%, 2/1/43                                          2,406,547
     655,327         Fannie Mae, 3.0%, 5/1/43                                            640,318
   8,995,770         Fannie Mae, 3.0%, 5/1/43                                          8,787,875
     623,792         Fannie Mae, 3.0%, 7/1/43                                            609,405
   1,537,088         Fannie Mae, 3.0%, 8/1/43                                          1,501,717
   4,336,880         Fannie Mae, 3.0%, 9/1/43                                          4,236,922
     800,206         Fannie Mae, 3.0%, 3/1/45                                            778,707
   6,782,981         Fannie Mae, 3.0%, 6/1/45                                          6,629,663
     656,999         Fannie Mae, 3.0%, 5/1/46                                            640,467
     870,660         Fannie Mae, 3.0%, 5/1/46                                            846,161
   4,766,894         Fannie Mae, 3.0%, 9/1/46                                          4,624,775
   8,941,681         Fannie Mae, 3.0%, 10/1/46                                         8,675,098
   8,845,167         Fannie Mae, 3.0%, 11/1/46                                         8,581,453
   7,685,197         Fannie Mae, 3.0%, 1/1/47                                          7,490,674
   2,637,951         Fannie Mae, 3.0%, 3/1/47                                          2,559,260
     655,436         Fannie Mae, 3.5%, 4/1/26                                            663,696
     406,471         Fannie Mae, 3.5%, 9/1/26                                            411,692
     955,399         Fannie Mae, 3.5%, 12/1/26                                           967,439
   2,603,785         Fannie Mae, 3.5%, 6/1/28                                          2,645,564
   1,064,230         Fannie Mae, 3.5%, 11/1/40                                         1,068,013
     546,535         Fannie Mae, 3.5%, 10/1/41                                           548,479
     476,720         Fannie Mae, 3.5%, 6/1/42                                            478,402
   2,838,357         Fannie Mae, 3.5%, 7/1/42                                          2,847,427

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 63

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
   3,027,771         Fannie Mae, 3.5%, 8/1/42                                    $     3,035,258
     233,429         Fannie Mae, 3.5%, 11/1/42                                           233,753
     514,194         Fannie Mae, 3.5%, 12/1/42                                           516,022
     578,008         Fannie Mae, 3.5%, 12/1/42                                           580,063
   5,177,346         Fannie Mae, 3.5%, 2/1/44                                          5,184,529
   2,655,854         Fannie Mae, 3.5%, 9/1/44                                          2,656,112
   5,610,063         Fannie Mae, 3.5%, 2/1/45                                          5,617,852
   1,653,631         Fannie Mae, 3.5%, 4/1/45                                          1,653,074
   6,439,042         Fannie Mae, 3.5%, 6/1/45                                          6,428,034
   2,477,261         Fannie Mae, 3.5%, 8/1/45                                          2,473,028
   7,950,901         Fannie Mae, 3.5%, 8/1/45                                          7,988,729
   6,106,309         Fannie Mae, 3.5%, 9/1/45                                          6,080,602
   7,168,343         Fannie Mae, 3.5%, 9/1/45                                          7,156,088
   1,513,703         Fannie Mae, 3.5%, 10/1/45                                         1,511,116
  12,057,773         Fannie Mae, 3.5%, 11/1/45                                        12,112,061
   2,421,741         Fannie Mae, 3.5%, 12/1/45                                         2,417,601
   2,601,917         Fannie Mae, 3.5%, 12/1/45                                         2,597,469
   4,742,650         Fannie Mae, 3.5%, 12/1/45                                         4,734,542
   5,426,542         Fannie Mae, 3.5%, 1/1/46                                          5,417,271
   7,125,076         Fannie Mae, 3.5%, 1/1/46                                          7,112,895
   2,985,347         Fannie Mae, 3.5%, 2/1/46                                          2,980,244
   4,940,406         Fannie Mae, 3.5%, 2/1/46                                          4,931,960
   2,004,148         Fannie Mae, 3.5%, 3/1/46                                          2,000,722
   4,020,830         Fannie Mae, 3.5%, 4/1/46                                          4,013,957
   2,555,467         Fannie Mae, 3.5%, 5/1/46                                          2,553,474
   6,107,387         Fannie Mae, 3.5%, 7/1/46                                          6,096,948
   8,799,634         Fannie Mae, 3.5%, 9/1/46                                          8,785,953
     538,606         Fannie Mae, 3.5%, 10/1/46                                           537,685
   1,033,573         Fannie Mae, 3.5%, 10/1/46                                         1,031,727
   1,136,969         Fannie Mae, 3.5%, 11/1/46                                         1,134,762
   4,599,956         Fannie Mae, 3.5%, 12/1/46                                         4,591,736
   2,526,589         Fannie Mae, 3.5%, 1/1/47                                          2,521,878
   4,701,594         Fannie Mae, 3.5%, 1/1/47                                          4,692,466
   6,695,705         Fannie Mae, 3.5%, 1/1/47                                          6,690,484
  10,968,267         Fannie Mae, 3.5%, 1/1/47                                         10,947,815
   5,900,377         Fannie Mae, 3.5%, 2/1/47                                          5,889,375
   7,371,466         Fannie Mae, 3.5%, 5/1/47                                          7,355,435
   8,121,145         Fannie Mae, 3.5%, 5/1/47                                          8,102,229
     339,119         Fannie Mae, 3.5%, 7/1/47                                            338,250
   2,723,566         Fannie Mae, 3.5%, 7/1/47                                          2,716,799
   8,310,484         Fannie Mae, 3.5%, 7/1/47                                          8,291,768
  11,534,316         Fannie Mae, 3.5%, 7/1/47                                         11,509,233
   1,421,435         Fannie Mae, 3.5%, 8/1/47                                          1,418,013

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
  18,589,336         Fannie Mae, 3.5%, 8/1/47                                    $    18,541,707
   3,105,405         Fannie Mae, 3.5%, 11/1/47                                         3,097,690
   7,394,460         Fannie Mae, 3.5%, 12/1/47                                         7,373,079
  12,334,803         Fannie Mae, 3.5%, 12/1/47                                        12,297,583
   4,190,381         Fannie Mae, 3.5%, 1/1/48                                          4,176,679
   3,155,985         Fannie Mae, 3.5%, 2/1/48                                          3,146,460
   1,000,952         Fannie Mae, 3.762%, 12/1/20                                       1,018,479
           9         Fannie Mae, 4.0%, 7/1/18                                                  9
      20,701         Fannie Mae, 4.0%, 9/1/20                                             21,246
     265,693         Fannie Mae, 4.0%, 4/1/25                                            272,816
     253,659         Fannie Mae, 4.0%, 11/1/34                                           262,461
   2,506,044         Fannie Mae, 4.0%, 4/1/39                                          2,573,373
   6,423,097         Fannie Mae, 4.0%, 10/1/40                                         6,636,436
   1,172,789         Fannie Mae, 4.0%, 12/1/40                                         1,210,244
     707,090         Fannie Mae, 4.0%, 4/1/41                                            727,151
   1,108,385         Fannie Mae, 4.0%, 4/1/41                                          1,138,391
     867,723         Fannie Mae, 4.0%, 5/1/41                                            891,226
   1,453,612         Fannie Mae, 4.0%, 10/1/41                                         1,495,432
   1,020,056         Fannie Mae, 4.0%, 12/1/41                                         1,047,685
     373,044         Fannie Mae, 4.0%, 1/1/42                                            383,134
   2,712,090         Fannie Mae, 4.0%, 1/1/42                                          2,785,531
   2,259,814         Fannie Mae, 4.0%, 2/1/42                                          2,322,385
   6,005,342         Fannie Mae, 4.0%, 2/1/42                                          6,167,941
   1,102,832         Fannie Mae, 4.0%, 3/1/42                                          1,132,692
     139,818         Fannie Mae, 4.0%, 4/1/42                                            142,928
     596,581         Fannie Mae, 4.0%, 4/1/42                                            612,734
   2,529,713         Fannie Mae, 4.0%, 4/1/42                                          2,598,211
   4,771,764         Fannie Mae, 4.0%, 5/1/42                                          4,900,977
     132,251         Fannie Mae, 4.0%, 6/1/42                                            135,832
     328,777         Fannie Mae, 4.0%, 6/1/42                                            336,088
     160,188         Fannie Mae, 4.0%, 7/1/42                                            164,526
   3,400,459         Fannie Mae, 4.0%, 7/1/42                                          3,497,008
   7,343,907         Fannie Mae, 4.0%, 8/1/42                                          7,542,695
   1,408,373         Fannie Mae, 4.0%, 10/1/42                                         1,446,507
   4,406,616         Fannie Mae, 4.0%, 8/1/43                                          4,513,713
   5,354,784         Fannie Mae, 4.0%, 9/1/43                                          5,490,226
  10,126,970         Fannie Mae, 4.0%, 10/1/43                                        10,393,939
   3,304,637         Fannie Mae, 4.0%, 11/1/43                                         3,401,014
   4,033,382         Fannie Mae, 4.0%, 12/1/43                                         4,147,969
     114,742         Fannie Mae, 4.0%, 1/1/44                                            117,405
   5,142,184         Fannie Mae, 4.0%, 2/1/44                                          5,261,110
      78,710         Fannie Mae, 4.0%, 6/1/44                                             80,451
     103,458         Fannie Mae, 4.0%, 6/1/44                                            105,754

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 65

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
     289,122         Fannie Mae, 4.0%, 7/1/44                                    $       295,470
   4,973,780         Fannie Mae, 4.0%, 7/1/44                                          5,083,443
     214,621         Fannie Mae, 4.0%, 8/1/44                                            219,275
     229,183         Fannie Mae, 4.0%, 8/1/44                                            234,218
   1,238,571         Fannie Mae, 4.0%, 8/1/44                                          1,265,507
   3,781,948         Fannie Mae, 4.0%, 8/1/44                                          3,866,167
      39,036         Fannie Mae, 4.0%, 9/1/44                                             39,891
     300,864         Fannie Mae, 4.0%, 9/1/44                                            307,164
     396,888         Fannie Mae, 4.0%, 9/1/44                                            405,577
   6,850,936         Fannie Mae, 4.0%, 9/1/44                                          7,031,759
   1,624,462         Fannie Mae, 4.0%, 10/1/44                                         1,660,276
      93,044         Fannie Mae, 4.0%, 11/1/44                                            95,067
     106,785         Fannie Mae, 4.0%, 11/1/44                                           108,981
     192,137         Fannie Mae, 4.0%, 11/1/44                                           196,084
   4,957,180         Fannie Mae, 4.0%, 11/1/44                                         5,064,563
      40,220         Fannie Mae, 4.0%, 12/1/44                                            41,091
     475,704         Fannie Mae, 4.0%, 12/1/44                                           486,045
      79,346         Fannie Mae, 4.0%, 1/1/45                                             81,058
     186,787         Fannie Mae, 4.0%, 1/1/45                                            190,833
     318,579         Fannie Mae, 4.0%, 1/1/45                                            325,426
      47,113         Fannie Mae, 4.0%, 2/1/45                                             48,112
     177,568         Fannie Mae, 4.0%, 2/1/45                                            181,657
     378,960         Fannie Mae, 4.0%, 2/1/45                                            387,550
   4,154,363         Fannie Mae, 4.0%, 3/1/45                                          4,242,170
   3,028,676         Fannie Mae, 4.0%, 8/1/45                                          3,108,624
   2,782,580         Fannie Mae, 4.0%, 10/1/45                                         2,841,000
   4,220,819         Fannie Mae, 4.0%, 10/1/45                                         4,306,487
   4,905,436         Fannie Mae, 4.0%, 10/1/45                                         5,005,659
      78,008         Fannie Mae, 4.0%, 11/1/45                                            79,573
   3,398,666         Fannie Mae, 4.0%, 11/1/45                                         3,467,295
   8,177,757         Fannie Mae, 4.0%, 11/1/45                                         8,399,985
   5,642,219         Fannie Mae, 4.0%, 12/1/45                                         5,757,184
   2,232,331         Fannie Mae, 4.0%, 1/1/46                                          2,277,397
   6,166,881         Fannie Mae, 4.0%, 2/1/46                                          6,300,544
   1,566,214         Fannie Mae, 4.0%, 4/1/46                                          1,598,862
   5,458,090         Fannie Mae, 4.0%, 6/1/46                                          5,568,312
   5,708,002         Fannie Mae, 4.0%, 7/1/46                                          5,823,343
   7,851,402         Fannie Mae, 4.0%, 7/1/46                                          8,009,692
   4,526,819         Fannie Mae, 4.0%, 8/1/46                                          4,618,307
   5,581,678         Fannie Mae, 4.0%, 8/1/46                                          5,694,506
   1,500,320         Fannie Mae, 4.0%, 11/1/46                                         1,531,649
  13,023,864         Fannie Mae, 4.0%, 1/1/47                                         13,305,000
     559,623         Fannie Mae, 4.0%, 2/1/47                                            573,415

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
   3,195,002         Fannie Mae, 4.0%, 4/1/47                                    $     3,260,955
   3,266,166         Fannie Mae, 4.0%, 4/1/47                                          3,341,961
   4,906,361         Fannie Mae, 4.0%, 4/1/47                                          5,020,261
     576,317         Fannie Mae, 4.0%, 6/1/47                                            589,725
   1,991,795         Fannie Mae, 4.0%, 6/1/47                                          2,038,131
   3,326,177         Fannie Mae, 4.0%, 6/1/47                                          3,394,839
   4,991,988         Fannie Mae, 4.0%, 6/1/47                                          5,095,038
   8,747,329         Fannie Mae, 4.0%, 6/1/47                                          8,928,803
   2,845,723         Fannie Mae, 4.0%, 7/1/47                                          2,911,967
   3,125,640         Fannie Mae, 4.0%, 7/1/47                                          3,190,485
   2,670,330         Fannie Mae, 4.0%, 8/1/47                                          2,725,729
   5,221,022         Fannie Mae, 4.0%, 8/1/47                                          5,329,879
   6,679,905         Fannie Mae, 4.0%, 12/1/47                                         6,819,534
   8,996,409         Fannie Mae, 4.0%, 4/1/48                                          9,184,438
       7,637         Fannie Mae, 4.5%, 11/1/20                                             7,692
     113,017         Fannie Mae, 4.5%, 11/1/20                                           114,459
     200,070         Fannie Mae, 4.5%, 10/1/35                                           209,324
     435,218         Fannie Mae, 4.5%, 8/1/40                                            457,897
     844,085         Fannie Mae, 4.5%, 8/1/40                                            888,110
   1,604,283         Fannie Mae, 4.5%, 11/1/40                                         1,687,924
     156,722         Fannie Mae, 4.5%, 12/1/40                                           164,867
     582,996         Fannie Mae, 4.5%, 2/1/41                                            613,395
   1,423,485         Fannie Mae, 4.5%, 4/1/41                                          1,497,463
      73,758         Fannie Mae, 4.5%, 5/1/41                                             77,582
   1,919,615         Fannie Mae, 4.5%, 5/1/41                                          2,018,836
   2,617,215         Fannie Mae, 4.5%, 5/1/41                                          2,752,879
   3,343,558         Fannie Mae, 4.5%, 5/1/41                                          3,517,937
     971,906         Fannie Mae, 4.5%, 7/1/41                                          1,022,594
   1,059,776         Fannie Mae, 4.5%, 7/1/41                                          1,114,600
   1,351,333         Fannie Mae, 4.5%, 7/1/41                                          1,417,360
   3,655,959         Fannie Mae, 4.5%, 1/1/42                                          3,846,586
   4,804,653         Fannie Mae, 4.5%, 1/1/42                                          5,055,170
     505,164         Fannie Mae, 4.5%, 11/1/43                                           528,073
   3,216,184         Fannie Mae, 4.5%, 12/1/43                                         3,380,233
   4,496,101         Fannie Mae, 4.5%, 12/1/43                                         4,708,157
   6,898,797         Fannie Mae, 4.5%, 12/1/43                                         7,223,740
   4,720,608         Fannie Mae, 4.5%, 1/1/44                                          4,942,708
   2,762,344         Fannie Mae, 4.5%, 2/1/44                                          2,891,193
   3,266,345         Fannie Mae, 4.5%, 2/1/44                                          3,419,780
   5,573,258         Fannie Mae, 4.5%, 5/1/46                                          5,807,614
     703,386         Fannie Mae, 4.5%, 1/1/47                                            733,741
     562,367         Fannie Mae, 4.5%, 2/1/47                                            586,121
   3,834,857         Fannie Mae, 4.5%, 2/1/47                                          4,011,869

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 67

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
         311         Fannie Mae, 5.0%, 8/1/18                                    $           316
      20,537         Fannie Mae, 5.0%, 1/1/20                                             20,886
      41,815         Fannie Mae, 5.0%, 1/1/20                                             42,526
       6,537         Fannie Mae, 5.0%, 2/1/20                                              6,649
      87,301         Fannie Mae, 5.0%, 10/1/20                                            88,843
       5,637         Fannie Mae, 5.0%, 2/1/22                                              5,760
      84,314         Fannie Mae, 5.0%, 2/1/22                                             87,564
      55,112         Fannie Mae, 5.0%, 3/1/23                                             56,987
     209,337         Fannie Mae, 5.0%, 5/1/23                                            217,707
     147,701         Fannie Mae, 5.0%, 7/1/34                                            153,579
     152,915         Fannie Mae, 5.0%, 10/1/34                                           160,539
     669,046         Fannie Mae, 5.0%, 2/1/39                                            716,468
     511,205         Fannie Mae, 5.0%, 6/1/40                                            548,136
     569,166         Fannie Mae, 5.0%, 6/1/40                                            610,121
     393,954         Fannie Mae, 5.0%, 7/1/40                                            422,582
     544,032         Fannie Mae, 5.0%, 7/1/40                                            580,035
     860,114         Fannie Mae, 5.0%, 7/1/40                                            922,670
     684,707         Fannie Mae, 5.0%, 8/1/40                                            734,513
   2,462,108         Fannie Mae, 5.0%, 2/1/41                                          2,641,032
   9,580,249         Fannie Mae, 5.0%, 12/1/44                                        10,289,962
      48,581         Fannie Mae, 5.5%, 9/1/19                                             48,879
      15,735         Fannie Mae, 5.5%, 6/1/33                                             17,052
      72,857         Fannie Mae, 5.5%, 7/1/33                                             78,986
     478,044         Fannie Mae, 5.5%, 7/1/34                                            519,934
     245,960         Fannie Mae, 5.5%, 3/1/36                                            266,517
     135,080         Fannie Mae, 5.5%, 5/1/36                                            146,196
     141,653         Fannie Mae, 5.5%, 6/1/36                                            153,545
      48,782         Fannie Mae, 5.72%, 11/1/28                                           49,413
      28,796         Fannie Mae, 5.72%, 6/1/29                                            28,975
      22,774         Fannie Mae, 5.9%, 11/1/27                                            22,833
      73,822         Fannie Mae, 5.9%, 4/1/28                                             75,310
         747         Fannie Mae, 6.0%, 9/1/29                                                823
       3,348         Fannie Mae, 6.0%, 1/1/32                                              3,690
      13,928         Fannie Mae, 6.0%, 2/1/32                                             15,355
       4,533         Fannie Mae, 6.0%, 3/1/32                                              4,998
       3,004         Fannie Mae, 6.0%, 8/1/32                                              3,312
         344         Fannie Mae, 6.0%, 9/1/32                                                378
      40,950         Fannie Mae, 6.0%, 10/1/32                                            45,151
       6,114         Fannie Mae, 6.0%, 2/1/33                                              6,682
      59,321         Fannie Mae, 6.0%, 3/1/33                                             65,406
      60,724         Fannie Mae, 6.0%, 4/1/33                                             66,365
     111,554         Fannie Mae, 6.0%, 7/1/33                                            121,917
     133,071         Fannie Mae, 6.0%, 7/1/33                                            145,433

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      25,030         Fannie Mae, 6.0%, 11/1/33                                   $        27,579
     100,932         Fannie Mae, 6.0%, 8/1/34                                            111,244
       5,082         Fannie Mae, 6.0%, 9/1/34                                              5,598
      21,531         Fannie Mae, 6.0%, 9/1/34                                             23,702
      39,485         Fannie Mae, 6.0%, 9/1/34                                             43,497
      88,757         Fannie Mae, 6.0%, 9/1/34                                             97,008
       9,758         Fannie Mae, 6.0%, 10/1/34                                            10,746
       8,802         Fannie Mae, 6.0%, 11/1/34                                             9,702
     119,967         Fannie Mae, 6.0%, 11/1/34                                           131,111
       3,299         Fannie Mae, 6.0%, 2/1/35                                              3,638
       7,882         Fannie Mae, 6.0%, 2/1/35                                              8,688
     141,950         Fannie Mae, 6.0%, 4/1/35                                            156,435
      19,389         Fannie Mae, 6.0%, 5/1/35                                             21,190
      83,497         Fannie Mae, 6.0%, 10/1/35                                            91,290
     154,414         Fannie Mae, 6.0%, 12/1/35                                           169,396
      19,215         Fannie Mae, 6.0%, 12/1/37                                            21,119
     223,946         Fannie Mae, 6.0%, 6/1/38                                            246,154
      29,853         Fannie Mae, 6.0%, 7/1/38                                             32,627
       6,389         Fannie Mae, 6.5%, 7/1/29                                              7,043
       1,778         Fannie Mae, 6.5%, 1/1/31                                              1,960
       1,841         Fannie Mae, 6.5%, 4/1/31                                              2,030
       3,676         Fannie Mae, 6.5%, 5/1/31                                              4,052
      65,403         Fannie Mae, 6.5%, 6/1/31                                             72,094
       8,249         Fannie Mae, 6.5%, 8/1/31                                              9,093
       3,155         Fannie Mae, 6.5%, 9/1/31                                              3,478
       5,574         Fannie Mae, 6.5%, 9/1/31                                              6,145
       2,595         Fannie Mae, 6.5%, 10/1/31                                             2,861
     119,606         Fannie Mae, 6.5%, 12/1/31                                           131,843
       4,443         Fannie Mae, 6.5%, 2/1/32                                              4,897
      53,041         Fannie Mae, 6.5%, 3/1/32                                             58,467
      86,716         Fannie Mae, 6.5%, 7/1/32                                             95,588
      67,222         Fannie Mae, 6.5%, 10/1/32                                            74,099
      27,740         Fannie Mae, 6.5%, 7/1/34                                             30,578
      91,603         Fannie Mae, 6.5%, 11/1/37                                           101,084
      23,126         Fannie Mae, 6.5%, 11/1/47                                            24,744
         626         Fannie Mae, 7.0%, 12/1/30                                               647
       6,425         Fannie Mae, 7.0%, 12/1/30                                             7,034
       6,476         Fannie Mae, 7.0%, 4/1/31                                              7,377
       7,879         Fannie Mae, 7.0%, 9/1/31                                              8,787
      23,093         Fannie Mae, 7.0%, 12/1/31                                            24,082
      14,341         Fannie Mae, 7.0%, 1/1/32                                             16,116
  12,445,000(k)      Federal Home Loan Bank Discount Notes, 8/2/18                    12,424,428
   2,687,366         Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                    2,682,145

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 69

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
   2,579,114         Federal Home Loan Mortgage Corp., 3.0%, 10/1/29             $     2,574,101
     936,203         Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                      914,747
   6,433,394         Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                   6,288,377
     761,586         Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                      743,352
   1,886,843         Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                    1,842,721
   2,189,883         Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                    2,137,452
   1,585,491         Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                    1,543,741
   1,253,699         Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                    1,217,524
   4,962,966         Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                    4,821,688
   4,007,496         Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                    3,885,330
   1,310,533         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                   1,273,226
   2,111,399         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                   2,046,509
   5,796,994         Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                    5,619,278
     819,964         Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                      794,508
     363,428         Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                      352,032
     235,479         Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                      238,288
   1,530,840         Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                    1,535,440
   2,647,487         Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                    2,655,485
   6,533,574         Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                    6,544,549
     754,689         Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                      755,957
     563,841         Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                      564,977
   2,295,295         Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                   2,296,840
     110,011         Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                     109,937
   6,052,401         Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                   6,050,384
   2,953,670         Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                    2,950,703
     731,208         Federal Home Loan Mortgage Corp., 3.5%, 4/1/45                      730,474
   7,312,587         Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                    7,315,437
     202,361         Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                      202,534
   6,341,491         Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                   6,343,962
   7,111,165         Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                   7,104,023
   7,435,300         Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                   7,427,832
   3,837,104         Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                    3,832,458
   6,305,334         Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                    6,291,190
   6,439,183         Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                    6,450,670
   9,180,236         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                    9,194,362
   9,630,069         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                    9,609,954
  11,347,342         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                   11,381,641
   3,759,022         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                   3,745,590
  11,014,528         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                  11,000,052
   2,221,964         Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                    2,213,821
     713,649         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                      712,158
   1,937,734         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                    1,929,581
   4,043,719         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                    4,026,705

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
   9,290,280         Federal Home Loan Mortgage Corp., 3.5%, 7/1/47              $     9,250,351
   8,584,475         Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                    8,546,803
  10,371,913         Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                  10,324,320
   3,569,417         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                   3,553,004
   4,981,083         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                   4,959,224
   3,334,169         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                    3,318,737
   6,896,506         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                    6,864,720
   9,097,462         Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                   9,397,879
     297,542         Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                      305,579
     114,991         Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                      118,222
   4,279,355         Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                   4,396,471
      78,293         Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                      80,492
   1,561,169         Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                    1,598,942
     485,833         Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                      498,549
   4,509,560         Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                    4,614,962
   4,169,837         Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                    4,267,624
     947,991         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                      972,802
   1,369,827         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                    1,405,678
   1,779,161         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                    1,825,727
   6,058,208         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                    6,200,278
   2,414,118         Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                    2,470,717
   6,212,977         Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                    6,375,596
   1,542,896         Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                   1,578,923
   1,214,913         Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                    1,243,378
   4,648,246         Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                   4,756,827
   1,626,640         Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                    1,664,680
     228,330         Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                      232,863
     545,880         Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                      558,652
   3,992,104         Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                    4,085,455
   5,114,282         Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                    5,233,830
   4,657,957         Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                    4,762,969
     118,790         Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                     121,148
   1,180,357         Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                    1,206,766
   2,241,852         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                    2,293,381
   3,324,595         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                    3,401,009
   6,796,435         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                    6,946,676
   7,299,576         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                    7,467,351
  10,430,395         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                   10,661,019
  12,345,209         Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                   12,611,476
   1,436,255         Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                    1,466,456
   3,209,382         Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                    3,276,868
   7,241,603         Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                   7,388,555
      36,935         Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                       37,223

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 71

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      97,747         Federal Home Loan Mortgage Corp., 4.5%, 10/1/20             $        99,147
   2,498,411         Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                   2,627,664
   1,559,931         Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                    1,640,536
   3,697,861         Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                    3,889,130
     147,523         Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                     153,773
   6,571,929         Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                    6,842,904
     215,440         Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                     216,858
       8,510         Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                       8,661
       9,793         Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                      10,447
     156,342         Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                      165,063
     271,406         Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                      289,505
     262,636         Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                     280,136
      10,333         Federal Home Loan Mortgage Corp., 5.5%, 12/1/18                      10,344
     167,692         Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                      181,914
       9,246         Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                       10,022
       9,790         Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                      10,466
      84,035         Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                      91,196
      91,273         Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                       98,735
      18,765         Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                      20,340
     898,754         Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                      973,375
           1         Federal Home Loan Mortgage Corp., 6.0%, 8/1/18                            1
      44,381         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                       48,481
      77,223         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                       84,795
       3,474         Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                        3,819
      39,429         Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                       43,485
      23,445         Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                       25,612
     122,753         Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                      135,325
      86,549         Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                       95,489
      13,190         Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                      14,504
      31,255         Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                      34,258
       8,579         Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                       9,382
     115,413         Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                     126,132
      24,110         Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                       26,591
      34,301         Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                       37,492
     132,929         Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                      145,638
     359,257         Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                      396,369
      90,539         Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                       99,709
      15,237         Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                       16,651
      45,830         Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                       50,074
     104,583         Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                      114,349
      50,643         Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                       55,336
       8,671         Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                        9,527
      32,717         Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                       35,745

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      28,222         Federal Home Loan Mortgage Corp., 6.0%, 12/1/36             $        31,019
      54,802         Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                       60,221
      55,348         Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                       60,761
         308         Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                         343
         150         Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                          166
         333         Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                          371
       4,512         Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                        5,023
       4,933         Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                        5,492
       5,747         Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                        6,397
         553         Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                          616
       3,791         Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                        4,220
         151         Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                          168
       8,940         Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                        9,952
         161         Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                          179
      27,745         Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                      31,423
       9,403         Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                        9,419
      65,563         Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                       67,836
       2,249         Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                       2,519
       2,183         Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                        2,187
      73,437         Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                      78,765
   7,973,730         Government National Mortgage Association I,
                     3.5%, 11/15/41                                                    8,038,091
   6,204,215         Government National Mortgage Association I,
                     3.5%, 7/15/42                                                     6,275,085
   1,452,469         Government National Mortgage Association I,
                     3.5%, 10/15/42                                                    1,467,081
     796,488         Government National Mortgage Association I,
                     3.5%, 1/15/44                                                       799,955
   9,729,841         Government National Mortgage Association I,
                     3.5%, 1/15/45                                                     9,760,782
   2,647,724         Government National Mortgage Association I,
                     3.5%, 8/15/46                                                     2,656,868
       7,550         Government National Mortgage Association I,
                     4.0%, 5/15/39                                                         7,740
       3,499         Government National Mortgage Association I,
                     4.0%, 6/15/39                                                         3,587
       5,577         Government National Mortgage Association I,
                     4.0%, 8/15/40                                                         5,730
     222,939         Government National Mortgage Association I,
                     4.0%, 8/15/40                                                       228,582
       5,824         Government National Mortgage Association I,
                     4.0%, 9/15/40                                                         6,000
      95,435         Government National Mortgage Association I,
                     4.0%, 9/15/40                                                        97,847

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 73

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
       5,825         Government National Mortgage Association I,
                     4.0%, 10/15/40                                              $         6,000
      11,464         Government National Mortgage Association I,
                     4.0%, 11/15/40                                                       11,754
      34,331         Government National Mortgage Association I,
                     4.0%, 11/15/40                                                       35,283
      19,308         Government National Mortgage Association I,
                     4.0%, 1/15/41                                                        19,884
      60,811         Government National Mortgage Association I,
                     4.0%, 1/15/41                                                        62,630
       8,420         Government National Mortgage Association I,
                     4.0%, 2/15/41                                                         8,671
      48,404         Government National Mortgage Association I,
                     4.0%, 6/15/41                                                        49,834
     128,186         Government National Mortgage Association I,
                     4.0%, 7/15/41                                                       132,013
       2,532         Government National Mortgage Association I,
                     4.0%, 9/15/41                                                         2,596
     353,309         Government National Mortgage Association I,
                     4.0%, 9/15/41                                                       363,840
       5,436         Government National Mortgage Association I,
                     4.0%, 10/15/41                                                        5,573
       6,287         Government National Mortgage Association I,
                     4.0%, 10/15/41                                                        6,459
       3,342         Government National Mortgage Association I,
                     4.0%, 11/15/41                                                        3,427
       3,582         Government National Mortgage Association I,
                     4.0%, 11/15/41                                                        3,673
       5,712         Government National Mortgage Association I,
                     4.0%, 12/15/41                                                        5,883
      21,925         Government National Mortgage Association I,
                     4.0%, 2/15/42                                                        22,521
     210,561         Government National Mortgage Association I,
                     4.0%, 2/15/42                                                       215,884
   1,123,363         Government National Mortgage Association I,
                     4.0%, 8/15/43                                                     1,157,097
      19,014         Government National Mortgage Association I,
                     4.0%, 11/15/43                                                       19,498
      11,754         Government National Mortgage Association I,
                     4.0%, 3/15/44                                                        12,051
     230,690         Government National Mortgage Association I,
                     4.0%, 3/15/44                                                       236,521
     726,904         Government National Mortgage Association I,
                     4.0%, 3/15/44                                                       745,277
   3,657,900         Government National Mortgage Association I,
                     4.0%, 3/15/44                                                     3,750,358
       3,534         Government National Mortgage Association I,
                     4.0%, 4/15/44                                                         3,623

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      25,873         Government National Mortgage Association I,
                     4.0%, 4/15/44                                               $        26,527
   2,521,647         Government National Mortgage Association I,
                     4.0%, 4/15/44                                                     2,585,385
     350,776         Government National Mortgage Association I,
                     4.0%, 8/15/44                                                       359,642
      57,309         Government National Mortgage Association I,
                     4.0%, 9/15/44                                                        58,783
     222,973         Government National Mortgage Association I,
                     4.0%, 9/15/44                                                       228,609
     283,530         Government National Mortgage Association I,
                     4.0%, 9/15/44                                                       290,696
     479,888         Government National Mortgage Association I,
                     4.0%, 9/15/44                                                       492,017
   2,354,267         Government National Mortgage Association I,
                     4.0%, 9/15/44                                                     2,413,774
      92,212         Government National Mortgage Association I,
                     4.0%, 10/15/44                                                       94,754
     415,706         Government National Mortgage Association I,
                     4.0%, 11/15/44                                                      426,213
   1,936,835         Government National Mortgage Association I,
                     4.0%, 12/15/44                                                    1,985,791
     435,638         Government National Mortgage Association I,
                     4.0%, 1/15/45                                                       449,384
   1,125,240         Government National Mortgage Association I,
                     4.0%, 1/15/45                                                     1,153,869
   1,147,965         Government National Mortgage Association I,
                     4.0%, 1/15/45                                                     1,176,982
   1,984,147         Government National Mortgage Association I,
                     4.0%, 1/15/45                                                     2,034,463
   1,032,929         Government National Mortgage Association I,
                     4.0%, 2/15/45                                                     1,059,038
   1,328,006         Government National Mortgage Association I,
                     4.0%, 2/15/45                                                     1,361,574
     130,387         Government National Mortgage Association I,
                     4.0%, 3/15/45                                                       133,683
   1,516,481         Government National Mortgage Association I,
                     4.0%, 3/15/45                                                     1,554,925
   3,096,642         Government National Mortgage Association I,
                     4.0%, 4/15/45                                                     3,175,930
   1,709,176         Government National Mortgage Association I,
                     4.0%, 5/15/45                                                     1,753,027
   4,695,183         Government National Mortgage Association I,
                     4.0%, 6/15/45                                                     4,813,860
     741,984         Government National Mortgage Association I,
                     4.0%, 7/15/45                                                       760,999
     637,213         Government National Mortgage Association I,
                     4.0%, 8/15/45                                                       654,967

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 75

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
       2,927         Government National Mortgage Association I,
                     4.5%, 6/15/19                                               $         2,947
       2,237         Government National Mortgage Association I,
                     4.5%, 8/15/19                                                         2,261
       6,207         Government National Mortgage Association I,
                     4.5%, 12/15/19                                                        6,306
       5,716         Government National Mortgage Association I,
                     4.5%, 4/15/20                                                         5,816
     179,902         Government National Mortgage Association I,
                     4.5%, 6/15/25                                                       186,975
      48,141         Government National Mortgage Association I,
                     4.5%, 7/15/33                                                        50,347
     152,514         Government National Mortgage Association I,
                     4.5%, 9/15/33                                                       161,462
     146,524         Government National Mortgage Association I,
                     4.5%, 10/15/33                                                      152,417
     161,173         Government National Mortgage Association I,
                     4.5%, 10/15/33                                                      169,210
      22,354         Government National Mortgage Association I,
                     4.5%, 2/15/34                                                        23,260
      15,515         Government National Mortgage Association I,
                     4.5%, 3/15/35                                                        16,134
      54,374         Government National Mortgage Association I,
                     4.5%, 3/15/35                                                        56,543
      20,108         Government National Mortgage Association I,
                     4.5%, 4/15/35                                                        20,913
     167,449         Government National Mortgage Association I,
                     4.5%, 4/15/35                                                       175,712
       9,817         Government National Mortgage Association I,
                     4.5%, 9/15/35                                                        10,213
      73,879         Government National Mortgage Association I,
                     4.5%, 10/15/35                                                       77,131
      47,355         Government National Mortgage Association I,
                     4.5%, 4/15/38                                                        49,244
     867,348         Government National Mortgage Association I,
                     4.5%, 12/15/39                                                      917,261
     336,934         Government National Mortgage Association I,
                     4.5%, 1/15/40                                                       356,492
     188,614         Government National Mortgage Association I,
                     4.5%, 9/15/40                                                       198,613
     846,123         Government National Mortgage Association I,
                     4.5%, 10/15/40                                                      894,807
     359,239         Government National Mortgage Association I,
                     4.5%, 4/15/41                                                       377,256
     823,685         Government National Mortgage Association I,
                     4.5%, 5/15/41                                                       866,308
     765,800         Government National Mortgage Association I,
                     4.5%, 6/15/41                                                       805,358

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
     279,003         Government National Mortgage Association I,
                     4.5%, 7/15/41                                               $       293,564
     762,894         Government National Mortgage Association I,
                     4.5%, 8/15/41                                                       799,370
       3,872         Government National Mortgage Association I,
                     5.0%, 10/15/18                                                        3,902
       5,144         Government National Mortgage Association I,
                     5.0%, 2/15/19                                                         5,200
         234         Government National Mortgage Association I,
                     5.0%, 7/15/19                                                           245
      14,124         Government National Mortgage Association I,
                     5.0%, 7/15/19                                                        14,321
      57,857         Government National Mortgage Association I,
                     5.0%, 7/15/33                                                        61,505
      62,332         Government National Mortgage Association I,
                     5.0%, 9/15/33                                                        66,403
      68,935         Government National Mortgage Association I,
                     5.0%, 4/15/34                                                        73,428
     367,709         Government National Mortgage Association I,
                     5.0%, 4/15/35                                                       393,199
     170,316         Government National Mortgage Association I,
                     5.0%, 7/15/40                                                       179,199
       2,117         Government National Mortgage Association I,
                     5.5%, 11/15/18                                                        2,118
         464         Government National Mortgage Association I,
                     5.5%, 12/15/18                                                          464
         327         Government National Mortgage Association I,
                     5.5%, 4/15/19                                                           328
         430         Government National Mortgage Association I,
                     5.5%, 4/15/19                                                           430
      10,453         Government National Mortgage Association I,
                     5.5%, 8/15/19                                                        10,479
      10,818         Government National Mortgage Association I,
                     5.5%, 8/15/19                                                        10,847
      25,553         Government National Mortgage Association I,
                     5.5%, 9/15/19                                                        25,717
       9,317         Government National Mortgage Association I,
                     5.5%, 10/15/19                                                        9,391
      59,756         Government National Mortgage Association I,
                     5.5%, 11/15/19                                                       60,226
      46,774         Government National Mortgage Association I,
                     5.5%, 1/15/29                                                        50,412
      11,380         Government National Mortgage Association I,
                     5.5%, 6/15/33                                                        12,408
      54,363         Government National Mortgage Association I,
                     5.5%, 7/15/33                                                        59,323
      60,098         Government National Mortgage Association I,
                     5.5%, 7/15/33                                                        65,634

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 77

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      16,303         Government National Mortgage Association I,
                     5.5%, 8/15/33                                               $        17,805
      25,813         Government National Mortgage Association I,
                     5.5%, 8/15/33                                                        28,191
     121,284         Government National Mortgage Association I,
                     5.5%, 8/15/33                                                       132,359
      48,839         Government National Mortgage Association I,
                     5.5%, 9/15/33                                                        52,680
      58,058         Government National Mortgage Association I,
                     5.5%, 9/15/33                                                        62,558
      42,024         Government National Mortgage Association I,
                     5.5%, 10/15/33                                                       45,315
      51,158         Government National Mortgage Association I,
                     5.5%, 10/15/33                                                       55,879
     277,419         Government National Mortgage Association I,
                     5.5%, 7/15/34                                                       303,129
      26,460         Government National Mortgage Association I,
                     5.5%, 10/15/34                                                       28,869
     327,166         Government National Mortgage Association I,
                     5.5%, 11/15/34                                                      357,314
     102,518         Government National Mortgage Association I,
                     5.5%, 1/15/35                                                       111,987
      24,859         Government National Mortgage Association I,
                     5.5%, 2/15/35                                                        27,015
      37,092         Government National Mortgage Association I,
                     5.5%, 2/15/35                                                        39,983
      62,951         Government National Mortgage Association I,
                     5.5%, 6/15/35                                                        67,869
     381,411         Government National Mortgage Association I,
                     5.5%, 7/15/35                                                       428,803
      54,140         Government National Mortgage Association I,
                     5.5%, 10/15/35                                                       59,132
     130,143         Government National Mortgage Association I,
                     5.5%, 10/15/35                                                      142,217
      31,281         Government National Mortgage Association I,
                     5.5%, 2/15/37                                                        34,100
      10,602         Government National Mortgage Association I,
                     5.72%, 4/15/29                                                       11,477
       1,015         Government National Mortgage Association I,
                     6.0%, 1/15/19                                                         1,015
       7,613         Government National Mortgage Association I,
                     6.0%, 3/15/19                                                         7,588
      14,132         Government National Mortgage Association I,
                     6.0%, 9/15/19                                                        14,178
      99,691         Government National Mortgage Association I,
                     6.0%, 12/15/23                                                      101,825
       9,283         Government National Mortgage Association I,
                     6.0%, 1/15/24                                                        10,147

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      31,671         Government National Mortgage Association I,
                     6.0%, 4/15/28                                               $        34,969
     157,742         Government National Mortgage Association I,
                     6.0%, 9/15/28                                                       175,742
       6,479         Government National Mortgage Association I,
                     6.0%, 10/15/28                                                        7,083
      53,942         Government National Mortgage Association I,
                     6.0%, 2/15/29                                                        60,000
      68,390         Government National Mortgage Association I,
                     6.0%, 2/15/29                                                        75,670
      53,156         Government National Mortgage Association I,
                     6.0%, 6/15/31                                                        58,107
      18,163         Government National Mortgage Association I,
                     6.0%, 11/15/31                                                       19,983
       1,098         Government National Mortgage Association I,
                     6.0%, 3/15/32                                                         1,205
       5,395         Government National Mortgage Association I,
                     6.0%, 8/15/32                                                         5,962
      55,114         Government National Mortgage Association I,
                     6.0%, 9/15/32                                                        60,247
      87,267         Government National Mortgage Association I,
                     6.0%, 9/15/32                                                        95,396
     171,362         Government National Mortgage Association I,
                     6.0%, 9/15/32                                                       187,325
      10,456         Government National Mortgage Association I,
                     6.0%, 10/15/32                                                       11,429
      28,775         Government National Mortgage Association I,
                     6.0%, 10/15/32                                                       31,580
       6,158         Government National Mortgage Association I,
                     6.0%, 11/15/32                                                        6,732
       6,666         Government National Mortgage Association I,
                     6.0%, 11/15/32                                                        7,287
       8,091         Government National Mortgage Association I,
                     6.0%, 12/15/32                                                        8,844
       9,391         Government National Mortgage Association I,
                     6.0%, 12/15/32                                                       10,331
      63,558         Government National Mortgage Association I,
                     6.0%, 12/15/32                                                       69,478
     116,865         Government National Mortgage Association I,
                     6.0%, 12/15/32                                                      127,751
     157,956         Government National Mortgage Association I,
                     6.0%, 12/15/32                                                      172,670
     187,960         Government National Mortgage Association I,
                     6.0%, 12/15/32                                                      205,469
     285,656         Government National Mortgage Association I,
                     6.0%, 12/15/32                                                      312,743
      19,032         Government National Mortgage Association I,
                     6.0%, 1/15/33                                                        20,805

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 79

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      32,770         Government National Mortgage Association I,
                     6.0%, 1/15/33                                               $        36,214
     126,871         Government National Mortgage Association I,
                     6.0%, 1/15/33                                                       141,910
      24,243         Government National Mortgage Association I,
                     6.0%, 2/15/33                                                        26,769
      66,636         Government National Mortgage Association I,
                     6.0%, 2/15/33                                                        72,844
      71,531         Government National Mortgage Association I,
                     6.0%, 2/15/33                                                        79,853
     103,551         Government National Mortgage Association I,
                     6.0%, 2/15/33                                                       113,431
      41,067         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                        45,308
      49,296         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                        53,888
      82,721         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                        91,419
      88,924         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                        98,219
      89,384         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                        97,710
     100,257         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                       110,932
     190,927         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                       210,884
     303,964         Government National Mortgage Association I,
                     6.0%, 3/15/33                                                       340,882
      15,162         Government National Mortgage Association I,
                     6.0%, 4/15/33                                                        16,574
      29,669         Government National Mortgage Association I,
                     6.0%, 4/15/33                                                        32,433
      35,072         Government National Mortgage Association I,
                     6.0%, 4/15/33                                                        38,339
      17,688         Government National Mortgage Association I,
                     6.0%, 5/15/33                                                        19,336
     121,829         Government National Mortgage Association I,
                     6.0%, 5/15/33                                                       135,163
       9,703         Government National Mortgage Association I,
                     6.0%, 6/15/33                                                        10,726
      12,941         Government National Mortgage Association I,
                     6.0%, 9/15/33                                                        14,175
      14,790         Government National Mortgage Association I,
                     6.0%, 9/15/33                                                        16,167
      46,228         Government National Mortgage Association I,
                     6.0%, 9/15/33                                                        51,439

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      37,692         Government National Mortgage Association I,
                     6.0%, 10/15/33                                              $        41,593
      93,541         Government National Mortgage Association I,
                     6.0%, 11/15/33                                                      102,255
     170,602         Government National Mortgage Association I,
                     6.0%, 3/15/34                                                       193,856
      50,571         Government National Mortgage Association I,
                     6.0%, 6/15/34                                                        55,735
      30,571         Government National Mortgage Association I,
                     6.0%, 8/15/34                                                        33,784
      43,986         Government National Mortgage Association I,
                     6.0%, 8/15/34                                                        48,083
      23,383         Government National Mortgage Association I,
                     6.0%, 9/15/34                                                        25,795
      36,785         Government National Mortgage Association I,
                     6.0%, 9/15/34                                                        40,211
     119,293         Government National Mortgage Association I,
                     6.0%, 9/15/34                                                       131,597
      46,943         Government National Mortgage Association I,
                     6.0%, 10/15/34                                                       51,315
      78,278         Government National Mortgage Association I,
                     6.0%, 10/15/34                                                       85,981
     160,710         Government National Mortgage Association I,
                     6.0%, 10/15/34                                                      175,680
      97,475         Government National Mortgage Association I,
                     6.0%, 11/15/34                                                      108,207
     681,847         Government National Mortgage Association I,
                     6.0%, 9/15/35                                                       752,602
     177,927         Government National Mortgage Association I,
                     6.0%, 8/15/36                                                       196,175
     119,748         Government National Mortgage Association I,
                     6.0%, 10/15/36                                                      132,032
      34,916         Government National Mortgage Association I,
                     6.0%, 11/15/37                                                       38,168
      42,036         Government National Mortgage Association I,
                     6.0%, 8/15/38                                                        45,969
      16,619         Government National Mortgage Association I,
                     6.5%, 10/15/24                                                       17,872
       6,196         Government National Mortgage Association I,
                     6.5%, 2/15/28                                                         6,833
       7,269         Government National Mortgage Association I,
                     6.5%, 4/15/28                                                         8,016
      33,949         Government National Mortgage Association I,
                     6.5%, 4/15/28                                                        37,438
       7,163         Government National Mortgage Association I,
                     6.5%, 6/15/28                                                         7,959
       6,268         Government National Mortgage Association I,
                     6.5%, 8/15/28                                                         6,912

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 81

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
       3,599         Government National Mortgage Association I,
                     6.5%, 10/15/28                                              $         3,968
      14,314         Government National Mortgage Association I,
                     6.5%, 10/15/28                                                       15,785
      21,263         Government National Mortgage Association I,
                     6.5%, 1/15/29                                                        23,448
         950         Government National Mortgage Association I,
                     6.5%, 2/15/29                                                         1,047
       4,772         Government National Mortgage Association I,
                     6.5%, 2/15/29                                                         5,263
      12,822         Government National Mortgage Association I,
                     6.5%, 2/15/29                                                        14,140
       6,453         Government National Mortgage Association I,
                     6.5%, 3/15/29                                                         7,116
       7,375         Government National Mortgage Association I,
                     6.5%, 3/15/29                                                         8,133
      10,161         Government National Mortgage Association I,
                     6.5%, 3/15/29                                                        11,205
      29,677         Government National Mortgage Association I,
                     6.5%, 3/15/29                                                        32,727
      72,960         Government National Mortgage Association I,
                     6.5%, 3/15/29                                                        80,458
       2,380         Government National Mortgage Association I,
                     6.5%, 5/15/29                                                         2,625
       3,462         Government National Mortgage Association I,
                     6.5%, 5/15/29                                                         3,817
      49,616         Government National Mortgage Association I,
                     6.5%, 5/15/29                                                        55,283
      23,474         Government National Mortgage Association I,
                     6.5%, 6/15/29                                                        25,887
      59,068         Government National Mortgage Association I,
                     6.5%, 4/15/31                                                        66,887
      12,794         Government National Mortgage Association I,
                     6.5%, 5/15/31                                                        14,333
      14,306         Government National Mortgage Association I,
                     6.5%, 5/15/31                                                        16,202
      36,614         Government National Mortgage Association I,
                     6.5%, 5/15/31                                                        40,377
       5,950         Government National Mortgage Association I,
                     6.5%, 6/15/31                                                         6,561
      12,405         Government National Mortgage Association I,
                     6.5%, 7/15/31                                                        13,679
      40,205         Government National Mortgage Association I,
                     6.5%, 8/15/31                                                        44,337
      17,200         Government National Mortgage Association I,
                     6.5%, 9/15/31                                                        18,967
       4,683         Government National Mortgage Association I,
                     6.5%, 10/15/31                                                        5,165

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      19,024         Government National Mortgage Association I,
                     6.5%, 10/15/31                                              $        20,980
      62,695         Government National Mortgage Association I,
                     6.5%, 10/15/31                                                       69,138
       3,814         Government National Mortgage Association I,
                     6.5%, 11/15/31                                                        4,206
      41,580         Government National Mortgage Association I,
                     6.5%, 11/15/31                                                       45,854
      17,821         Government National Mortgage Association I,
                     6.5%, 1/15/32                                                        19,653
      78,426         Government National Mortgage Association I,
                     6.5%, 1/15/32                                                        87,562
       7,903         Government National Mortgage Association I,
                     6.5%, 2/15/32                                                         8,716
      13,058         Government National Mortgage Association I,
                     6.5%, 2/15/32                                                        14,517
      15,507         Government National Mortgage Association I,
                     6.5%, 2/15/32                                                        17,612
      19,404         Government National Mortgage Association I,
                     6.5%, 2/15/32                                                        21,399
      30,022         Government National Mortgage Association I,
                     6.5%, 2/15/32                                                        34,051
      14,740         Government National Mortgage Association I,
                     6.5%, 3/15/32                                                        16,255
      76,211         Government National Mortgage Association I,
                     6.5%, 3/15/32                                                        84,044
       4,742         Government National Mortgage Association I,
                     6.5%, 4/15/32                                                         5,229
       8,735         Government National Mortgage Association I,
                     6.5%, 4/15/32                                                         9,632
       8,854         Government National Mortgage Association I,
                     6.5%, 4/15/32                                                         9,765
      59,205         Government National Mortgage Association I,
                     6.5%, 4/15/32                                                        67,078
       4,231         Government National Mortgage Association I,
                     6.5%, 5/15/32                                                         4,666
       5,286         Government National Mortgage Association I,
                     6.5%, 5/15/32                                                         5,829
       8,963         Government National Mortgage Association I,
                     6.5%, 5/15/32                                                        10,035
       9,378         Government National Mortgage Association I,
                     6.5%, 5/15/32                                                        10,342
       9,736         Government National Mortgage Association I,
                     6.5%, 6/15/32                                                        10,737
       9,833         Government National Mortgage Association I,
                     6.5%, 6/15/32                                                        10,844
      12,438         Government National Mortgage Association I,
                     6.5%, 6/15/32                                                        13,716

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 83

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
       8,422         Government National Mortgage Association I,
                     6.5%, 7/15/32                                               $         9,287
       9,580         Government National Mortgage Association I,
                     6.5%, 7/15/32                                                        10,564
       9,989         Government National Mortgage Association I,
                     6.5%, 7/15/32                                                        11,016
     103,098         Government National Mortgage Association I,
                     6.5%, 7/15/32                                                       117,661
       3,622         Government National Mortgage Association I,
                     6.5%, 8/15/32                                                         3,994
      32,165         Government National Mortgage Association I,
                     6.5%, 8/15/32                                                        36,594
      42,279         Government National Mortgage Association I,
                     6.5%, 8/15/32                                                        46,624
      15,039         Government National Mortgage Association I,
                     6.5%, 9/15/32                                                        16,774
      37,341         Government National Mortgage Association I,
                     6.5%, 9/15/32                                                        41,178
      39,923         Government National Mortgage Association I,
                     6.5%, 9/15/32                                                        44,026
      70,355         Government National Mortgage Association I,
                     6.5%, 10/15/32                                                       77,586
      43,131         Government National Mortgage Association I,
                     6.5%, 11/15/32                                                       48,563
     269,512         Government National Mortgage Association I,
                     6.5%, 12/15/32                                                      306,909
       2,783         Government National Mortgage Association I,
                     6.5%, 1/15/33                                                         3,105
     288,924         Government National Mortgage Association I,
                     6.5%, 1/15/33                                                       328,985
      29,575         Government National Mortgage Association I,
                     6.5%, 5/15/33                                                        32,615
       1,564         Government National Mortgage Association I,
                     6.5%, 10/15/33                                                        1,725
       4,629         Government National Mortgage Association I,
                     6.5%, 2/15/34                                                         5,105
     106,604         Government National Mortgage Association I,
                     6.5%, 6/15/34                                                       117,560
       3,855         Government National Mortgage Association I,
                     6.5%, 9/15/34                                                         4,252
      38,706         Government National Mortgage Association I,
                     6.5%, 4/15/35                                                        42,684
       6,235         Government National Mortgage Association I,
                     6.5%, 6/15/35                                                         6,875
      17,501         Government National Mortgage Association I,
                     6.5%, 7/15/35                                                        19,300
      61,997         Government National Mortgage Association I,
                     6.5%, 7/15/35                                                        68,369

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
       2,907         Government National Mortgage Association I,
                     6.75%, 4/15/26                                              $         3,206
      13,476         Government National Mortgage Association I,
                     7.0%, 8/15/23                                                        14,055
      44,701         Government National Mortgage Association I,
                     7.0%, 9/15/24                                                        48,207
      17,365         Government National Mortgage Association I,
                     7.0%, 7/15/25                                                        18,602
       6,672         Government National Mortgage Association I,
                     7.0%, 11/15/26                                                        7,322
      15,786         Government National Mortgage Association I,
                     7.0%, 6/15/27                                                        17,490
      16,311         Government National Mortgage Association I,
                     7.0%, 1/15/28                                                        17,505
      15,271         Government National Mortgage Association I,
                     7.0%, 2/15/28                                                        16,178
      11,933         Government National Mortgage Association I,
                     7.0%, 3/15/28                                                        12,153
       5,332         Government National Mortgage Association I,
                     7.0%, 4/15/28                                                         5,379
      14,564         Government National Mortgage Association I,
                     7.0%, 7/15/28                                                        15,945
       1,189         Government National Mortgage Association I,
                     7.0%, 8/15/28                                                         1,318
      12,618         Government National Mortgage Association I,
                     7.0%, 11/15/28                                                       14,295
      36,884         Government National Mortgage Association I,
                     7.0%, 11/15/28                                                       41,375
      21,165         Government National Mortgage Association I,
                     7.0%, 4/15/29                                                        21,653
      23,906         Government National Mortgage Association I,
                     7.0%, 4/15/29                                                        25,381
      21,701         Government National Mortgage Association I,
                     7.0%, 5/15/29                                                        22,047
       3,616         Government National Mortgage Association I,
                     7.0%, 6/15/29                                                         3,623
       9,394         Government National Mortgage Association I,
                     7.0%, 7/15/29                                                        10,355
      42,213         Government National Mortgage Association I,
                     7.0%, 11/15/29                                                       45,273
       1,903         Government National Mortgage Association I,
                     7.0%, 12/15/30                                                        1,933
       6,282         Government National Mortgage Association I,
                     7.0%, 12/15/30                                                        6,496
      29,809         Government National Mortgage Association I,
                     7.0%, 12/15/30                                                       34,007
      36,584         Government National Mortgage Association I,
                     7.0%, 12/15/30                                                       37,042

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 85

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      40,887         Government National Mortgage Association I,
                     7.0%, 1/15/31                                               $        41,296
       5,061         Government National Mortgage Association I,
                     7.0%, 3/15/31                                                         5,128
      22,589         Government National Mortgage Association I,
                     7.0%, 6/15/31                                                        26,019
       2,669         Government National Mortgage Association I,
                     7.0%, 7/15/31                                                         3,078
     131,363         Government National Mortgage Association I,
                     7.0%, 8/15/31                                                       152,068
      11,562         Government National Mortgage Association I,
                     7.0%, 9/15/31                                                        12,009
      28,944         Government National Mortgage Association I,
                     7.0%, 9/15/31                                                        31,450
       7,791         Government National Mortgage Association I,
                     7.0%, 11/15/31                                                        8,066
      48,811         Government National Mortgage Association I,
                     7.0%, 3/15/32                                                        52,942
      42,923         Government National Mortgage Association I,
                     7.0%, 4/15/32                                                        46,889
      71,954         Government National Mortgage Association I,
                     7.0%, 5/15/32                                                        83,397
       6,109         Government National Mortgage Association I,
                     7.5%, 3/15/23                                                         6,381
      24,605         Government National Mortgage Association I,
                     7.5%, 10/15/23                                                       26,036
       1,287         Government National Mortgage Association I,
                     7.5%, 6/15/24                                                         1,308
       8,743         Government National Mortgage Association I,
                     7.5%, 8/15/25                                                         8,850
       3,842         Government National Mortgage Association I,
                     7.5%, 9/15/25                                                         4,094
       3,545         Government National Mortgage Association I,
                     7.5%, 12/15/25                                                        3,617
         582         Government National Mortgage Association I,
                     7.5%, 2/15/26                                                          582
       9,691         Government National Mortgage Association I,
                     7.5%, 2/15/27                                                        10,383
      26,639         Government National Mortgage Association I,
                     7.5%, 3/15/27                                                        30,258
      39,913         Government National Mortgage Association I,
                     7.5%, 10/15/27                                                       43,633
      14,748         Government National Mortgage Association I,
                     7.5%, 6/15/29                                                        16,064
       2,598         Government National Mortgage Association I,
                     7.5%, 8/15/29                                                         2,633
       7,812         Government National Mortgage Association I,
                     7.5%, 8/15/29                                                         7,880

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
      16,641         Government National Mortgage Association I,
                     7.5%, 9/15/29                                               $        16,677
       5,563         Government National Mortgage Association I,
                     7.5%, 10/15/29                                                        5,725
       7,971         Government National Mortgage Association I,
                     7.5%, 10/15/29                                                        8,675
      13,688         Government National Mortgage Association I,
                     7.5%, 2/15/31                                                        13,823
      15,129         Government National Mortgage Association I,
                     7.5%, 2/15/31                                                        15,505
       6,894         Government National Mortgage Association I,
                     7.5%, 3/15/31                                                         7,056
      41,888         Government National Mortgage Association I,
                     7.5%, 12/15/31                                                       43,396
       2,103         Government National Mortgage Association I,
                     7.75%, 2/15/30                                                        2,129
       5,241         Government National Mortgage Association I,
                     8.25%, 5/15/20                                                        5,318
       1,210         Government National Mortgage Association I,
                     8.5%, 8/15/21                                                         1,214
         209         Government National Mortgage Association I,
                     9.0%, 12/15/19                                                          211
       1,225         Government National Mortgage Association I,
                     9.0%, 1/15/20                                                         1,235
         129         Government National Mortgage Association I,
                     9.0%, 9/15/21                                                           131
       1,484         Government National Mortgage Association I,
                     9.0%, 6/15/22                                                         1,508
     626,120         Government National Mortgage Association II,
                     3.5%, 3/20/45                                                       629,172
     505,742         Government National Mortgage Association II,
                     3.5%, 4/20/45                                                       508,387
     880,261         Government National Mortgage Association II,
                     3.5%, 4/20/45                                                       884,899
   1,239,555         Government National Mortgage Association II,
                     3.5%, 4/20/45                                                     1,246,206
   3,462,662         Government National Mortgage Association II,
                     3.5%, 8/20/45                                                     3,484,694
   5,496,243         Government National Mortgage Association II,
                     3.5%, 1/20/46                                                     5,530,369
   1,584,674         Government National Mortgage Association II,
                     3.5%, 3/20/46                                                     1,595,395
   7,103,644         Government National Mortgage Association II,
                     4.0%, 7/20/44                                                     7,336,314
     192,552         Government National Mortgage Association II,
                     4.0%, 9/20/44                                                       198,873
   1,663,127         Government National Mortgage Association II,
                     4.0%, 10/20/44                                                    1,717,706

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 87

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
   6,513,063         Government National Mortgage Association II,
                     4.0%, 10/20/46                                              $     6,703,636
   2,058,428         Government National Mortgage Association II,
                     4.0%, 2/20/48                                                     2,123,237
   2,064,177         Government National Mortgage Association II,
                     4.0%, 4/20/48                                                     2,129,007
  11,385,000         Government National Mortgage Association II,
                     4.0%, 7/1/48 (TBA)                                               11,668,736
      65,754         Government National Mortgage Association II,
                     4.5%, 12/20/34                                                       68,973
     226,664         Government National Mortgage Association II,
                     4.5%, 1/20/35                                                       237,265
      37,974         Government National Mortgage Association II,
                     4.5%, 3/20/35                                                        39,801
   1,102,974         Government National Mortgage Association II,
                     4.5%, 9/20/41                                                     1,160,379
   5,859,600         Government National Mortgage Association II,
                     4.5%, 9/20/44                                                     6,018,450
   1,652,520         Government National Mortgage Association II,
                     4.5%, 10/20/44                                                    1,740,734
   3,431,666         Government National Mortgage Association II,
                     4.5%, 11/20/44                                                    3,614,410
   9,136,882         Government National Mortgage Association II,
                     4.5%, 2/20/48                                                     9,500,289
       8,660         Government National Mortgage Association II,
                     5.0%, 12/20/18                                                        8,755
       4,522         Government National Mortgage Association II,
                     5.0%, 2/20/19                                                         4,574
       7,021         Government National Mortgage Association II,
                     5.0%, 1/20/20                                                         7,215
      33,561         Government National Mortgage Association II,
                     5.5%, 10/20/19                                                       33,766
     159,465         Government National Mortgage Association II,
                     5.5%, 3/20/34                                                       174,145
     138,990         Government National Mortgage Association II,
                     5.5%, 4/20/34                                                       151,758
      91,266         Government National Mortgage Association II,
                     5.5%, 10/20/37                                                       96,785
     140,300         Government National Mortgage Association II,
                     5.75%, 6/20/33                                                      150,059
      36,739         Government National Mortgage Association II,
                     5.9%, 11/20/27                                                       39,531
      24,193         Government National Mortgage Association II,
                     5.9%, 1/20/28                                                        26,032
      64,500         Government National Mortgage Association II,
                     5.9%, 7/20/28                                                        68,916
         910         Government National Mortgage Association II,
                     6.0%, 12/20/18                                                          911

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
       4,098         Government National Mortgage Association II,
                     6.0%, 7/20/19                                               $         4,109
      15,316         Government National Mortgage Association II,
                     6.0%, 10/20/31                                                       16,879
      73,444         Government National Mortgage Association II,
                     6.0%, 1/20/33                                                        82,868
      82,527         Government National Mortgage Association II,
                     6.0%, 10/20/33                                                       91,166
      46,031         Government National Mortgage Association II,
                     6.0%, 6/20/34                                                        50,842
      46,043         Government National Mortgage Association II,
                     6.45%, 7/20/32                                                       51,179
      80,746         Government National Mortgage Association II,
                     6.45%, 1/20/33                                                       89,752
      17,322         Government National Mortgage Association II,
                     6.5%, 1/20/24                                                        18,077
      33,851         Government National Mortgage Association II,
                     6.5%, 8/20/28                                                        37,708
       1,623         Government National Mortgage Association II,
                     6.5%, 2/20/29                                                         1,828
         637         Government National Mortgage Association II,
                     6.5%, 3/20/29                                                           712
      20,172         Government National Mortgage Association II,
                     6.5%, 4/20/29                                                        22,555
      10,678         Government National Mortgage Association II,
                     6.5%, 4/20/31                                                        12,116
       7,688         Government National Mortgage Association II,
                     6.5%, 6/20/31                                                         8,727
      37,593         Government National Mortgage Association II,
                     6.5%, 10/20/32                                                       42,779
      50,888         Government National Mortgage Association II,
                     6.5%, 3/20/34                                                        58,215
       5,576         Government National Mortgage Association II,
                     7.0%, 5/20/26                                                         6,180
      15,481         Government National Mortgage Association II,
                     7.0%, 8/20/27                                                        17,388
      16,702         Government National Mortgage Association II,
                     7.0%, 6/20/28                                                        18,892
      54,117         Government National Mortgage Association II,
                     7.0%, 11/20/28                                                       61,202
      56,334         Government National Mortgage Association II,
                     7.0%, 1/20/29                                                        63,867
       5,626         Government National Mortgage Association II,
                     7.0%, 2/20/29                                                         6,350
       1,620         Government National Mortgage Association II,
                     7.0%, 12/20/30                                                        1,842
       8,596         Government National Mortgage Association II,
                     7.0%, 1/20/31                                                         9,969

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 89

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS -- (continued)
       4,172         Government National Mortgage Association II,
                     7.0%, 3/20/31                                               $         4,713
      22,383         Government National Mortgage Association II,
                     7.0%, 7/20/31                                                        26,041
       8,786         Government National Mortgage Association II,
                     7.0%, 11/20/31                                                       10,131
       8,990         Government National Mortgage Association II,
                     7.5%, 5/20/30                                                        10,546
       2,759         Government National Mortgage Association II,
                     7.5%, 6/20/30                                                         3,170
       6,901         Government National Mortgage Association II,
                     7.5%, 7/20/30                                                         7,727
       9,822         Government National Mortgage Association II,
                     7.5%, 8/20/30                                                        11,681
       5,057         Government National Mortgage Association II,
                     7.5%, 12/20/30                                                        6,013
          16         Government National Mortgage Association II,
                     8.0%, 5/20/25                                                            17
         314         Government National Mortgage Association II,
                     9.0%, 9/20/21                                                           315
       1,811         Government National Mortgage Association II,
                     9.0%, 3/20/22                                                         1,816
         250         Government National Mortgage Association II,
                     9.0%, 4/20/22                                                           251
       2,092         Government National Mortgage Association II,
                     9.0%, 11/20/24                                                        2,098
     648,043         Tennessee Valley Authority, 4.929%, 1/15/21                         669,663
  65,051,126         U.S. Treasury Inflation Indexed Bonds,
                     0.75%, 2/15/45                                                   63,096,347
  62,654,041         U.S. Treasury Inflation Indexed Bonds,
                     0.875%, 2/15/47                                                  62,654,528
  74,255,915         U.S. Treasury Inflation Indexed Bonds,
                     1.0%, 2/15/46                                                    76,476,698
------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND
                     AGENCY OBLIGATIONS
                     (Cost $1,468,607,986)                                       $ 1,433,142,888
------------------------------------------------------------------------------------------------
                     TEMPORARY CASH INVESTMENTS --
                     1.5% of Net Assets
                     COMMERCIAL PAPER -- 0.2%
  12,345,000         Energy Transfer LP, 2.803%, 7/5/18                          $    12,333,008
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     REPURCHASE AGREEMENTS -- 1.3%
  20,505,000         $20,505,000 RBC Capital Markets LLC, 2.10%,
                     dated 6/29/18 plus accrued interest on 7/2/18
                     collateralized by the following:
                     $8,296,976 Federal National Mortgage Association,
                     2.0% - 5.0%, 9/1/23 - 5/1/48 $12,618,125
                     Freddie Mac Giant, 2.5% - 3.5%, 1/1/33 - 11/1/43.           $    20,505,000
  25,030,000         $25,030,000 ScotiaBank, 2.10%, dated 6/29/18
                     plus accrued interest on 7/2/18 collateralized by
                     $25,535,069 Federal National Mortgage
                     Association, 3.2% - 4.0%, 8/1/47 - 2/1/48.                       25,030,000
  10,800,000         $10,800,000 TD Securities USA LLC, 2.10%,
                     dated 6/29/18 plus accrued interest on 7/2/18
                     collateralized by $11,016,000 Freddie Mac Giant,
                     3.5%, 7/1/46.                                                    10,800,000
   7,730,000         $7,730,000 TD Securities USA LLC, 2.12%,
                     dated 6/29/18 plus accrued interest on 7/2/18
                     collateralized by $7,884,601 Freddie Mac Giant,
                     3.5%, 7/1/46.                                                     7,730,000
                                                                                 ---------------
                                                                                 $    64,065,000
------------------------------------------------------------------------------------------------
                     TOTAL TEMPORARY CASH INVESTMENTS
                     (Cost $76,406,159)                                          $    76,398,008
------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED
                     ISSUERS -- 98.9%
                     (Cost $5,026,402,691)                                       $ 4,930,677,474
------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- 1.1%                        $    57,518,108
------------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                        $ 4,988,195,582
================================================================================================

bps         Basis Points.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

ICE         Intercontinental Exchange.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

PSF-GTD     Permanent School Fund Guaranteed.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(TBA)       "To Be Announced" Securities.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2018, the value of these securities amounted to $1,571,224,757, or 31.5% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At June 30, 2018, the value of these securities amounted to $70,308,618, or 1.4% of net assets. See Notes to Financial Statements -- Note 1G.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 91

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a)         Security is perpetual in nature and has no stated maturity date.

(b) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2018.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2018.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Structured reinsurance investment. At June 30, 2018, the value of these securities amounted to $106,384,228, or 2.1% of net assets. See Notes to Financial Statements -- Note 1G.

(g)         Rate to be determined.

(h)         Consists of Revenue Bonds unless otherwise indicated.

(i)         Represents a General Obligation Bond.

(j) This term loan will settle after June 30, 2018, at which time the interest rate will be determined.

(k) Security issued with a zero coupon. Income is recognized through accretion of discount.

FUTURES CONTRACTS
FIXED INCOME INTEREST RATE FUTURES CONTRACTS

----------------------------------------------------------------------------------------
Number of
Contracts                  Expiration    Notional        Market          Unrealized
Long        Description    Date          Amount          Value           (Depreciation)
----------------------------------------------------------------------------------------
2,312       U.S. 2-Year    9/28/18       $490,866,388    $489,746,627    $(1,119,761)
            Note (CBT)
2,838       U.S. 5-Year    9/28/18        323,021,941     322,445,580       (576,361)
            Note (CBT)
----------------------------------------------------------------------------------------
                                         $813,888,329    $812,192,207    $(1,696,122)
========================================================================================

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------
Number of                                                                    Unrealized
Contracts                    Expiration   Notional         Market            Appreciation
Short     Description        Date         Amount           Value             (Depreciation)
------------------------------------------------------------------------------------------
3,627     U.S. 10-Year       9/19/18      $ 436,463,277    $ 435,920,062     $   543,215
          Note (CBT)
  820     U.S. 10-Year       9/19/18        104,707,351      105,152,188        (444,837)
          Ultra Bond (CBT)
  442     U.S. Long          9/19/18         64,001,874       64,090,000         (88,126)
          Bond (CBT)
  177     U.S. Ultra         9/19/18         27,606,750       28,242,562        (635,812)
          Bond (CBT)
------------------------------------------------------------------------------------------
                                          $ 632,779,252    $ 633,404,812     $  (625,560)
------------------------------------------------------------------------------------------
   TOTAL FUTURES CONTRACTS                $ 181,109,077    $ 178,787,395     $(2,321,682)
==========================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- BUY PROTECTION

----------------------------------------------------------------------------------------------------------------------
                 Obligation                        Annual                               Unrealized
Notional         Reference/           Pay/         Fixed    Expiration   Premiums       Appreciation    Market
Amount ($)(1)    Index                Receive(2)   Rate     Date         (Received)     (Depreciation)  Value
----------------------------------------------------------------------------------------------------------------------
23,451,400       Markit CDX North     Pay          5.00%    12/20/21     $ (1,656,155)  $ (32,858)      $ (1,689,013)
                 America High Yield
                 Index Series 27
43,995,600       Markit CDX North     Pay          5.00%    6/20/22        (3,241,098)     93,310         (3,147,788)
                 America High Yield
                 Index Series 28
----------------------------------------------------------------------------------------------------------------------
 TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS --
 BUY PROTECTION                                                          $ (4,897,253)  $  60,452       $ (4,836,801)
======================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION
----------------------------------------------------------------------------------------------------------------------
                              Obligation               Annual
Notional                      Reference/   Pay/        Fixed    Expiration   Premiums       Unrealized     Market
Amount ($)(1) Counterparty    Index        Receive(3)  Rate     Date        (Received)      Appreciation   Value
----------------------------------------------------------------------------------------------------------------------
2,851,000     JPMorgan Chase  Simon        Receive     1.00%    6/20/22      $    (8,072)   $ 63,872       $   55,800
              Bank NA         Property
                              Group LP
3,979,000     JPMorgan Chase  Simon        Receive     1.00%    6/20/22          (13,137)     91,015           77,878
              Bank NA         Property
                              Group LP
----------------------------------------------------------------------------------------------------------------------
 TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
 SELL PROTECTION                                                             $   (21,209)   $ 154,887      $   133,678
----------------------------------------------------------------------------------------------------------------------
 TOTAL SWAP CONTRACTS                                                        $(4,918,462)   $ 215,339      $(4,703,123)
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly.

(3)  Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 93

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2018, were as follows:

--------------------------------------------------------------------------------
                                           Purchases             Sales
--------------------------------------------------------------------------------
 Long-Term U.S. Government Securities      $   367,807,310       $   415,783,367
 Other Long-term Securities                $ 2,238,613,197       $ 1,736,892,245

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended June 30, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $23,607,089 and $4,810,159, respectively, resulting in a gain of $49,732.

At June 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,029,113,440 was as follows:

        Aggregate gross unrealized appreciation for all investments in
          which there is an excess of value over tax cost                   $   27,658,469

        Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value                     (133,119,240)
                                                                            ---------------
        Net unrealized depreciation                                         $ (105,460,771)
                                                                            ===============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Annual Report | 6/30/18

The following is a summary of the inputs used as of June 30, 2018, in valuing the Fund's investments.

------------------------------------------------------------------------------------------------------
                                 Level 1         Level 2            Level 3          Total
------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks     $ 45,700,393    $            --    $          --    $    45,700,393
Asset Backed Securities                    --        244,082,504               --        244,082,504
Collateralized Mortgage
   Obligations                             --      1,020,104,074               --      1,020,104,074
Corporate Bonds
   Insurance
     Reinsurance                           --         69,048,368      107,644,478        176,692,846
   All Other Corporate Bonds               --      1,639,314,294               --      1,639,314,294
Foreign Government Bonds                   --         30,395,537               --         30,395,537
Municipal Bonds                            --        113,466,184               --        113,466,184
Senior Secured Floating
   Rate Loan Interests                     --        151,380,746               --        151,380,746
U.S. Government and
   Agency Obligations                      --      1,433,142,888               --      1,433,142,888
Commercial Paper                           --         12,333,008               --         12,333,008
Repurchase Agreements                      --         64,065,000               --         64,065,000
-----------------------------------------------------------------------------------------------------
Total Investments in Securities  $ 45,700,393    $ 4,777,332,603    $ 107,644,478    $ 4,930,677,474
-----------------------------------------------------------------------------------------------------
Other Financial Instruments
   Net unrealized depreciation
     on futures contracts        $ (2,321,682)   $            --    $          --    $    (2,321,682)
   Swap contracts, at value                --         (4,703,123)              --         (4,703,123)
-----------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments         $ (2,321,682)   $    (4,703,123)   $          --    $    (7,024,805)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 95

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                  Corporate
                                                                  Bonds
--------------------------------------------------------------------------------
Balance as of 6/30/17                                             $  70,346,605
Realized gain (loss)1                                                  (276,269)
Changed in unrealized appreciation (depreciation)2                   (5,819,897)
Accrued discounts/premiums                                              (28,989)
Purchases                                                            86,740,485
Sales                                                               (43,317,457)
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 6/30/18                                             $ 107,644,478
================================================================================

(1) Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For year ended June 30, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3
     investments still held and considered Level 3 at June 30, 2018:   $(2,932,524)
                                                                       ------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Annual Report | 6/30/18

Statement of Assets and Liabilities | 6/30/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,026,402,691)     $ 4,930,677,474
  Cash                                                                         41,838,214
  Futures collateral                                                            5,791,450
  Swaps collateral                                                              1,726,447
  Due from broker for futures                                                   2,308,648
  Due from broker for swaps                                                     4,709,832
  Variation margin for centrally cleared swap contracts                            40,173
  Net unrealized appreciation on unfunded loan commitments                          1,444
  Receivables --
     Investment securities sold                                                30,838,498
     Fund shares sold                                                          19,398,165
     Dividends                                                                    331,959
     Interest                                                                  28,020,844
  Other assets                                                                     77,021
------------------------------------------------------------------------------------------
         Total assets                                                     $ 5,065,760,169
==========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                     $    40,754,968
      Fund shares repurchased                                                  24,690,407
      Distributions                                                             2,499,401
      Trustees' fees                                                                3,394
   Variation margin for futures contracts                                         141,514
   Swap contracts, at value (net premiums received $(4,918,462))                4,703,123
   Net unrealized depreciation on futures contracts                             2,321,682
   Due to affiliates                                                              402,013
   Accrued expenses                                                             2,048,085
------------------------------------------------------------------------------------------
          Total liabilities                                               $    77,564,587
==========================================================================================
NET ASSETS:
  Paid-in capital                                                         $ 5,097,765,390
  Undistributed net investment income                                           6,240,063
  Accumulated net realized loss on investments                                (17,979,755)
  Net unrealized depreciation on investments                                  (97,830,116)
------------------------------------------------------------------------------------------
        Net assets                                                        $ 4,988,195,582
==========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,081,120,974/114,354,105 shares)                    $          9.45
  Class C (based on $79,307,726/8,483,427 shares)                         $          9.35
  Class K (based on $939,271,828/99,418,737 shares)                       $          9.45
  Class R (based on $179,729,081/18,838,395 shares)                       $          9.54
  Class Y (based on $2,708,765,973/289,251,281 shares)                    $          9.36
MAXIMUM OFFERING PRICE:
  Class A ($9.45 (divided by) 95.5%)                                      $          9.90
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 97

Statement of Operations

For the Year Ended 6/30/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                          $  173,039,214
   Dividends from unaffiliated issuers                              2,685,827
------------------------------------------------------------------------------------------------
         Total investment income                                                 $  175,725,041
================================================================================================
EXPENSES:
  Management fees                                              $   19,731,767
  Administrative expense                                            1,370,766
  Transfer agent fees
     Class A                                                        2,751,556
     Class C                                                          111,274
     Class K                                                            4,268
     Class R                                                          451,613
     Class Y                                                        3,190,488
  Distribution fees
     Class A                                                        2,863,481
     Class C                                                          897,826
     Class R                                                          896,615
  Shareowner communications expense                                   304,055
  Custodian fees                                                      249,809
  Registration fees                                                   261,208
  Professional fees                                                   178,037
  Printing expense                                                    100,766
  Pricing expense                                                     245,284
  Trustees' fees                                                      225,861
  Insurance expense                                                    56,993
  Miscellaneous                                                       140,502
------------------------------------------------------------------------------------------------
         Total expenses                                                          $   34,032,169
         Less fees waived and expenses reimbursed
            by the Adviser                                                           (1,480,872)
------------------------------------------------------------------------------------------------
         Net expenses                                                            $   32,551,297
------------------------------------------------------------------------------------------------
            Net investment income                                                $  143,173,744
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                       $   (7,593,522)
     Futures contracts                                             20,531,791
     Swap contracts                                                (2,014,273)   $   10,923,996
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                       $ (135,315,328)
     Futures contracts                                             (5,171,993)
     Swap contracts                                                   126,180
     Unfunded loan commitments                                          1,444    $ (140,359,697)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                         $ (129,435,701)
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $   13,738,043
================================================================================================

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Annual Report | 6/30/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Year Ended         Year Ended
                                                               6/30/18            6/30/17
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $   143,173,744    $   117,145,896
Net realized gain (loss) on investments                             10,923,996         29,979,241
Change in net unrealized appreciation (depreciation)
  on investments                                                  (140,359,697)       (35,392,211)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $    13,738,043    $   111,732,926
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.28 and $0.29 per share, respectively)           $   (32,824,981)   $   (35,066,940)
   Class C ($0.20 and $0.21 per share, respectively)                (1,902,820)        (2,681,780)
   Class K ($0.31 and $0.33 per share, respectively)               (27,240,137)       (14,828,850)
   Class R ($0.25 and $0.27 per share, respectively)                (4,692,437)        (4,575,300)
   Class Y ($0.30 and $0.31 per share, respectively)               (84,440,366)       (75,508,120)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                       $  (151,100,741)   $  (132,660,990)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sales of shares                              $ 1,964,162,519    $ 2,063,285,335
Reinvestment of distributions                                      119,480,660        102,010,632
Cost of shares repurchased                                      (1,674,666,408)    (1,372,913,664)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                              $   408,976,771    $   792,382,303
--------------------------------------------------------------------------------------------------
      Net increase in net assets                               $   271,614,073    $   771,454,239
NET ASSETS:
Beginning of year                                              $ 4,716,581,509    $ 3,945,127,270
--------------------------------------------------------------------------------------------------
End of year                                                    $ 4,988,195,582    $ 4,716,581,509
--------------------------------------------------------------------------------------------------
Undistributed of net investment income                         $     6,240,063    $     1,987,223
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/18 99

---------------------------------------------------------------------------------------------------
                                 Year Ended       Year Ended        Year Ended     Year Ended
                                 6/30/18          6/30/18           6/30/17        6/30/17
                                 Shares           Amount            Shares         Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                        32,509,729     $   313,658,795    36,669,895    $   356,565,380
Reinvestment of distributions       2,370,359          22,839,925     2,534,877         24,634,219
Less shares repurchased           (39,650,187)       (381,172,700)  (40,716,134)      (395,166,041)
---------------------------------------------------------------------------------------------------
      Net decrease                 (4,770,099)    $   (44,673,980)   (1,511,362)   $   (13,966,442)
===================================================================================================
Class C
Shares sold                         1,175,621     $    11,253,310     1,704,424    $    16,396,255
Reinvestment of distributions         152,545           1,453,906       184,381          1,771,759
Less shares repurchased            (2,897,968)        (27,587,924)   (5,744,422)       (55,006,633)
---------------------------------------------------------------------------------------------------
      Net decrease                 (1,569,802)    $   (14,880,708)   (3,855,617)   $   (36,838,619)
===================================================================================================
Class K
Shares sold                        45,145,368     $   434,364,284    50,598,291    $   490,469,822
Reinvestment of distributions       2,183,632          20,998,540       867,934          8,426,426
Less shares repurchased           (22,716,260)       (217,864,913)  (11,501,721)      (111,726,287)
---------------------------------------------------------------------------------------------------
      Net increase                 24,612,740     $   237,497,911    39,964,504    $   387,169,961
===================================================================================================
Class R
Shares sold                         6,423,616     $    62,506,249     6,419,830    $    62,895,959
Reinvestment of distributions         411,975           4,003,314       371,546          3,642,529
Less shares repurchased            (6,238,265)        (60,823,043)   (4,393,901)       (43,080,190)
---------------------------------------------------------------------------------------------------
      Net increase                    597,326     $     5,686,520     2,397,475    $    23,458,298
===================================================================================================
Class Y
Shares sold                       119,625,124     $ 1,142,379,881   118,309,079    $ 1,136,957,919
Reinvestment of distributions       7,353,829          70,184,975     6,600,224         63,535,699
Less shares repurchased          (103,621,965)       (987,217,828)  (79,896,185)      (767,934,513)
---------------------------------------------------------------------------------------------------
      Net increase                 23,356,988     $   225,347,028    45,013,118    $   432,559,105
===================================================================================================

The accompanying notes are an integral part of these financial statements.

100 Pioneer Bond Fund | Annual Report | 6/30/18

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year           Year          Year
                                                              Ended          Ended          Ended          Ended         Ended
                                                              6/30/18        6/30/17        6/30/16*       6/30/15*      6/30/14*
----------------------------------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                         $     9.71     $     9.76     $     9.68     $      9.88   $   9.67
----------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                              $     0.26(a)  $     0.25(a)  $     0.25(a)  $      0.27   $   0.35
    Net realized and unrealized gain (loss) on investments         (0.24)         (0.01)          0.12           (0.14)      0.24
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $     0.02     $     0.24     $     0.37     $      0.13   $   0.59
----------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
    Net investment income                                     $    (0.28)    $    (0.29)    $    (0.27)    $     (0.29)  $  (0.38)
    Net realized gain                                                 --             --          (0.02)          (0.04)        --
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                          $    (0.28)    $    (0.29)    $    (0.29)    $     (0.33)  $  (0.38)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $    (0.26)    $    (0.05)    $     0.08     $     (0.20)  $   0.21
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $     9.45     $     9.71     $     9.76     $      9.68   $   9.88
==================================================================================================================================
 Total return (b)                                                   0.14%          2.48%          3.93%           1.32%      6.19%
 Ratio of net expenses to average net assets                        0.85%          0.85%          0.85%           0.85%      0.85%
 Ratio of net investment income (loss) to average net assets        2.71%          2.60%          2.58%           2.68%      3.52%
 Portfolio turnover rate                                              45%            44%            43%             81%        41%
 Net assets, end of period (in thousands)                     $1,081,121     $1,156,940     $1,177,941      $1,044,659   $706,962
 Ratios with no waiver of fees and
    assumption of expense by the
    Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets                            0.96%          0.99%          0.98%           0.93%      1.00%
    Net investment income (loss) to average net assets              2.60%          2.46%          2.45%           2.60%      3.37%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 101

-------------------------------------------------------------------------------------------------------------------------
                                                              Year        Year        Year         Year         Year
                                                              Ended       Ended       Ended        Ended        Ended
                                                              6/30/18     6/30/17     6/30/16*     6/30/15*     6/30/14*
-------------------------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                         $  9.60     $  9.66     $   9.57     $   9.77     $  9.57
-------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                              $  0.19(a)  $  0.18(a)  $   0.17(a)  $   0.19     $  0.26
    Net realized and unrealized gain (loss) on investments      (0.24)      (0.03)        0.14        (0.14)       0.23
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $ (0.05)    $  0.15     $   0.31     $   0.05     $  0.49
-------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
    Net investment income                                     $ (0.20)    $ (0.21)    $  (0.20)    $  (0.21)    $ (0.29)
    Net realized gain                                              --          --        (0.02)       (0.04)         --
-------------------------------------------------------------------------------------------------------------------------
 Total distributions                                          $ (0.20)    $ (0.21)    $  (0.22)    $  (0.25)    $ (0.29)
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $ (0.25)    $ (0.06)    $   0.09     $  (0.20)    $  0.20
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $  9.35     $  9.60     $   9.66     $   9.57     $  9.77
=========================================================================================================================
 Total return (b)                                               (0.52)%      1.62%        3.28%        0.49%       5.20%
 Ratio of net expenses to average net assets                     1.60%       1.59%        1.60%        1.63%       1.73%
 Ratio of net investment income (loss) to average net assets     1.96%       1.84%        1.84%        1.89%       2.69%
 Portfolio turnover rate                                           45%         44%          43%          81%         41%
 Net assets, end of period (in thousands)                     $79,308     $96,547     $134,299     $114,222     $73,224
=========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Bond Fund | Annual Report | 6/30/18

-------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year         Year         Year        Year
                                                              Ended        Ended        Ended        Ended       Ended
                                                              6/30/18      6/30/17      6/30/16*     6/30/15*    6/30/14*
-------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                          $   9.71     $   9.76     $   9.68     $   9.87    $ 9.67
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.30(a)  $   0.29(a)  $   0.29(a)  $   0.30    $ 0.40
   Net realized and unrealized gain (loss) on investments        (0.25)       (0.01)        0.12        (0.13)     0.20
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.05     $   0.28     $   0.41     $   0.17    $ 0.60
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $  (0.31)    $  (0.33)    $  (0.31)    $  (0.32)   $(0.40)
   Net realized gain                                                --           --        (0.02)       (0.04)       --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.31)    $  (0.33)    $  (0.33)    $  (0.36)   $(0.40)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.26)    $  (0.05)    $   0.08     $  (0.19)   $ 0.20
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.45     $   9.71     $   9.76     $   9.68    $ 9.87
=========================================================================================================================
Total return (b)                                                  0.54%        2.87%        4.32%        1.80%     6.37%
Ratio of net expenses to average net assets                       0.46%        0.47%        0.47%        0.47%     0.56%
Ratio of net investment income (loss) to average net assets       3.11%        3.01%        2.98%        3.03%     3.59%
Portfolio turnover rate                                             45%          44%          43%          81%       41%
Net assets, end of period (in thousands)                      $939,272     $726,063     $340,096     $179,135    $4,398
=========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 103

-------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year         Year         Year        Year
                                                              Ended        Ended        Ended        Ended       Ended
                                                              6/30/18      6/30/17      6/30/16*     6/30/15*    6/30/14*
-------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $   9.80     $   9.85     $   9.77     $   9.97    $  9.76
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.24(a)  $   0.23(a)  $   0.23(a)  $   0.25    $  0.32
   Net realized and unrealized gain (loss) on investments        (0.25)       (0.01)        0.12        (0.15)      0.23
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.01)    $   0.22     $   0.35     $   0.10    $  0.55
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $  (0.25)    $  (0.27)    $  (0.25)    $  (0.26)   $ (0.34)
   Net realized gain                                                --           --        (0.02)       (0.04)        --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.25)    $  (0.27)    $  (0.27)    $  (0.30)   $ (0.34)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.26)    $  (0.05)    $   0.08     $  (0.20)   $  0.21
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    9.54    $   9.80     $   9.85     $   9.77    $  9.97
=========================================================================================================================
Total return (b)                                                 (0.08)%       2.23%        3.66%        1.06%      5.75%
Ratio of net expenses to average net assets                       1.10%        1.10%        1.10%        1.10%      1.25%
Ratio of net investment income (loss) to average net assets       2.46%        2.35%        2.33%        2.43%      3.12%
Portfolio turnover rate                                             45%          44%          43%          81%        41%
Net assets, end of period (in thousands)                      $179,729     $178,770     $156,110     $116,815    $48,264
Ratios with no waiver of fees and
   assumption of expense by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.21%        1.24%        1.21%        1.21%     1.32%
   Net investment income (loss) to average net assets             2.35%        2.21%        2.22%        2.32%     3.05%
=========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Bond Fund | Annual Report | 6/30/18

---------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year           Year         Year
                                                              Ended          Ended          Ended          Ended        Ended
                                                              6/30/18        6/30/17        6/30/16*       6/30/15*     6/30/14*
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $     9.62     $     9.67     $     9.59     $     9.79   $   9.58
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $     0.28(a)  $     0.28(a)  $     0.27(a)  $     0.30   $   0.36
   Net realized and unrealized gain (loss) on investments          (0.24)         (0.02)          0.12          (0.15)      0.24
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     0.04     $     0.26     $     0.39     $     0.15   $   0.60
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $    (0.30)    $    (0.31)    $    (0.29)    $    (0.31)  $  (0.39)
   Net realized gain                                                  --             --          (0.02)         (0.04)        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $    (0.30)    $    (0.31)    $    (0.31)    $    (0.35)  $  (0.39)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $    (0.26)    $    (0.05)    $     0.08     $    (0.20)  $   0.21
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $     9.36     $     9.62     $     9.67     $     9.59   $   9.79
=================================================================================================================================
Total return (b)                                                    0.40%          2.76%          4.22%          1.59%      6.41%
Ratio of net expenses to average net assets                         0.58%          0.58%          0.58%          0.58%      0.66%
Ratio of net investment income (loss) to average net assets         2.98%          2.87%          2.85%          2.95%      3.72%
Portfolio turnover rate                                               45%            44%            43%            81%        41%
Net assets, end of period (in thousands)                      $2,708,766     $2,558,262     $2,136,681     $1,644,161   $871,801
Ratios with no waiver of fees and
   assumption of expense by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             0.58%          0.59%          0.59%          0.58%      0.66%
   Net investment income (loss) to average net assets               2.98%          2.86%          2.84%          2.95%      3.72%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 105

Notes to Financial Statements | 6/30/18

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of June 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's Investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and

106 Pioneer Bond Fund | Annual Report | 6/30/18

Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

                               Pioneer Bond Fund | Annual Report | 6/30/18   107

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interest for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event

108 Pioneer Bond Fund | Annual Report | 6/30/18 might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 109

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At June 30, 2018, the Fund reclassified $12,179,837 to increase undistributed net investment income and $12,179,837 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At June 30, 2018, the Fund was permitted to carry forward indefinitely $10,473,300 of short-term losses and $5,062,126 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     Included in these amounts are $911,824 of short-term losses and $6,019,010 of long-term losses which, as a result of the reorganization with Pioneer Government Income Fund on March 18, 2016 may be subject to limitations imposed by the Internal Revenue Code. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

     ---------------------------------------------------------------------------
                                                         2018               2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                            $ 151,100,741      $ 132,660,990
     ---------------------------------------------------------------------------
         Total                                  $ 151,100,741      $ 132,660,990
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2018:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                               $   13,924,346
     Capital Loss Carryforward                                      (14,858,738)
     Capital Loss Carryforward Limited                                 (676,688)
     Current year dividends payable                                  (2,499,401)
     Net unrealized depreciation                                   (105,459,327)
     ---------------------------------------------------------------------------
          Total                                                  $ (109,569,808)
     ===========================================================================

110 Pioneer Bond Fund | Annual Report | 6/30/18

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and the mark-to-market of futures and swap contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $42,193 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2018.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 111

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

G.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's

112 Pioneer Bond Fund | Annual Report | 6/30/18 magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum

                                 Pioneer Bond Fund | Annual Report | 6/30/18 113

     "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average market value of contracts open during the year ended June 30, 2018, was $(172,579,744). Open futures contracts outstanding at June 30, 2018 are listed in the Schedule of Investments.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of June 30, 2018 are disclosed in the Fund's Schedule of Investments.

114 Pioneer Bond Fund | Annual Report | 6/30/18

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 115

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at June 30, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the year ended June 30, 2018 was $(4,949,316). Open credit default swap contracts at June 30, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended June 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.40% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85%, 1.10%, and 0.58% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $353,613 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

116 Pioneer Bond Fund | Annual Report | 6/30/18

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended June 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                $ 116,070
Class C                                                                   13,116
Class K                                                                   16,703
Class R                                                                    2,883
Class Y                                                                  155,283
--------------------------------------------------------------------------------
  Total                                                                $ 304,055
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,400 in distribution fees payable to the Distributor at June 30, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 117

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended June 30, 2018, CDSCs in the amount of $6,433 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participated in a credit facility that was in the amount of $195 million. Effective August 1, 2018 the Fund participates in a credit facility that is in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2018, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

118 Pioneer Bond Fund | Annual Report | 6/30/18

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of June 30, 2018.

--------------------------------------------------------------------------------------------------------
                  Derivative Assets        Derivatives     Non-Cash        Cash           Net Amount
                  Subject to Master        Available for   Collateral      Collateral     of Derivative
 Counterparty     Netting Agreement        Offset          Received (a)    Received (a)   Assets (b)
--------------------------------------------------------------------------------------------------------
 JPMorgan Chase
   Bank NA        $ 154,887                $   --          $   --          $   --         $ 154,887
--------------------------------------------------------------------------------------------------------
    Total         $ 154,887                $   --          $   --          $   --         $ 154,887
========================================================================================================

--------------------------------------------------------------------------------------------------------
                  Derivative Liabilities   Derivatives    Non-Cash         Cash           Net Amount
                  Subject to Master        Available for  Collateral       Collateral     of Derivative
 Counterparty     Netting Agreement        Offset         Pledged (a)      Pledged (a)    Liabilities (c)
--------------------------------------------------------------------------------------------------------
 JPMorgan Chase
   Bank NA        $   --                   $   --         $   --           $   --         $   --
--------------------------------------------------------------------------------------------------------
    Total         $   --                   $   --         $   --           $   --         $   --
========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 119

7.   Additional Disclosures about Derivative Instruments and Hedging
     Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2018 was as follows:

--------------------------------------------------------------------------------------------------
                                                                 Foreign
 Statement of Assets            Interest         Credit          Exchange     Equity     Commodity
 and Liabilities                Rate Risk        Risk            Rate Risk    Risk       Risk
--------------------------------------------------------------------------------------------------
 Liabilities:
  Net unrealized
    depreciation on
    futures contracts           $ 2,321,682      $        --     $  --        $  --      $  --
  Swap contracts, at value               --        4,703,123        --           --         --
--------------------------------------------------------------------------------------------------
    Total Value                 $ 2,321,682      $ 4,703,123     $  --        $  --      $  --
==================================================================================================

120 Pioneer Bond Fund | Annual Report | 6/30/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2018 was as follows:

--------------------------------------------------------------------------------------------------
                                                                 Foreign
                                Interest         Credit          Exchange     Equity     Commodity
 Statement of Operations        Rate Risk        Risk            Rate Risk    Risk       Risk
--------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
  Futures contracts             $ 20,531,791     $         --    $   --       $   --     $   --
  Swap contracts                          --       (2,014,273)       --           --         --
--------------------------------------------------------------------------------------------------
    Total Value                 $ 20,531,791     $ (2,014,273)   $   --       $   --     $   --
==================================================================================================
 Change in net
 unrealized appreciation
 (depreciation) on:
  Futures contracts             $ (5,171,993)    $         --    $   --       $   --     $   --
  Swap contracts                          --          126,180        --           --         --
--------------------------------------------------------------------------------------------------
    Total Value                 $ (5,171,993)    $    126,180    $   --       $   --     $   --
==================================================================================================

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of June 30, 2018, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------------------
                                                                              Unrealized
                                                                              Appreciation/
 Loan                             Principal       Cost          Value         (Depreciation)
--------------------------------------------------------------------------------------------
 Gentiva Health Services, Inc.    $ 158,177       $ 156,595     $ 158,572     $ 1,977
 GFLl Environmental, Inc.           106,630         106,630       106,097        (533)
--------------------------------------------------------------------------------------------
    Total Value                   $ 264,807       $ 263,225     $ 264,669     $ 1,444
============================================================================================

                                 Pioneer Bond Fund | Annual Report | 6/30/18 121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Bond Fund:
--------------------------------------------------------------------------------
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended June 30, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended June 30, 2014, June 30, 2015 and June 30, 2016 were audited by another independent registered public accounting firm whose report, dated August 25, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the statement of changes in net assets and financial highlights for the year ended June 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

122 Pioneer Bond Fund | Annual Report | 6/30/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Fund's auditor since 2017.
August 24, 2018

                                 Pioneer Bond Fund | Annual Report | 6/30/18 123

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

124 Pioneer Bond Fund | Annual Report | 6/30/18 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 125

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

126 Pioneer Bond Fund | Annual Report | 6/30/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.   Private investor  (2004  -  2008  and  2013  -  Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008  -  2013)  and  Chief  Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008  -  2012), Quadriserv,  communications and securities
                               elected or earlier    Inc. (technology  products   for   securities   processing provider for
                               retirement or         lending industry); and  Senior Executive  Vice  financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2005.   Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a        Advisors (corporate advisory services company)  Trust (publicly-traded
                               successor trustee is  (1997 - 2004 and 2008 - present); Interim       mortgage REIT) (2004 - 2009,
                               elected or earlier    Chief Executive Officer, Oxford Analytica,      2012 - present); Director of
                               retirement or         Inc. (privately held research and consulting    The Swiss Helvetia Fund, Inc.
                               removal.              company) (2010); Executive Vice President and   (closed-end fund) (2010 -
                                                     Chief Financial Officer, I-trax, Inc.           2017); Director of Oxford
                                                     (publicly traded health care services company)  Analytica, Inc. (2008 -
                                                     (2004 - 2007); and Executive Vice President     present); and Director of
                                                     and Chief Financial Officer, Pedestal Inc.      Enterprise Community
                                                     (internet-based mortgage trading company)       Investment, Inc.
                                                     (2000 - 2002); Private Consultant (1995 -       (privately-held affordable
                                                     1997); Managing Director, Lehman Brothers       housing finance company) (1985
                                                     (1992 - 1995); and Executive, The World Bank    - 2010)
                                                     (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a        Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                  Mellon Institutional Funds
                               elected or earlier                                                    Master Portfolio (oversaw 17
                               retirement or                                                         portfolios in fund complex)
                               removal.                                                              (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Bond Fund | Annual Report | 6/30/18 127

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 1996.   Founding Director, Vice-President and           None
Trustee                        Serves until a        Corporate Secretary, The Winthrop Group, Inc.
                               successor trustee is  (consulting firm) (1982 - present); Desautels
                               elected or earlier    Faculty of Management, McGill University (1999
                               retirement or         - 2017); and Manager of Research Operations
                               removal.              and Organizational Learning, Xerox PARC,
                                                     Xerox's advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds       None
Trustee                        (Advisory Trustee     (healthcare workers union pension funds) (2001
                               from 2014 - 2017)     - present); Vice President - International
                               Serves until a        Investments Group, American International
                               successor trustee is  Group, Inc. (insurance company) (1993 - 2001);
                               elected or earlier    Vice President - Corporate Finance and
                               retirement or         Treasury Group, Citibank, N.A. (1980 - 1986
                               removal.              and 1990 - 1993); Vice President -
                                                     Asset/Liability Management Group, Federal Farm
                                                     Funding Corporation (government-sponsored
                                                     issuer of debt securities) (1988 - 1990);
                                                     Mortgage Strategies Group, Shearson Lehman
                                                     Hutton, Inc. (investment bank) (1987 - 1988);
                                                     and Mortgage Strategies Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 1996.   President and Chief Executive Officer, Newbury  Director of New America High
Trustee                        Serves until a        Piret Company (investment banking firm) (1981   Income Fund, Inc. (closed-end
                               successor trustee is  - present)                                      investment company) (2004 -
                               elected or earlier                                                    present); and Member, Board of
                               retirement or                                                         Governors, Investment Company
                               removal.                                                              Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services) (2012  None
 Trustee                       Serves until a        - present); Executive Vice President, BNY
                               successor trustee is  Mellon (financial and investment company
                               elected or earlier    services) (1969 - 2012); Director, BNY
                               retirement or         International Financing Corp. (financial
                               removal.              services) (2002 - 2012); and Director, Mellon
                                                     Overseas Investment Corp. (financial services)
                                                     (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

128 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer   None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee is  2014); Director, CEO and President of Amundi
                               elected or earlier    Pioneer Asset Management, Inc. (since
                               retirement or         September 2014); Director, CEO and President
                               removal               of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment Management
                                                     (2010 - 2013); and Director of Institutional
                                                     Business, CEO of International, Eaton Vance
                                                     Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since    None
Trustee                        Serves until a        2008), and Chief Investment Officer, U.S.
                               successor trustee is  (since 2010) of Amundi Pioneer Asset
                               elected or earlier    Management USA, Inc.; Executive Vice President
                               retirement or         and Chief Investment Officer, U.S. of Amundi
                               removal               Pioneer (since 2008); Executive Vice President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since 2009); and Portfolio
                                                     Manager of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                                 Pioneer Bond Fund | Annual Report | 6/30/18 129

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2010. Serves    Vice President and Associate General Counsel    None
Secretary and Chief Legal      at the discretion of  of Amundi Pioneer since January 2008;
Officer                        the Board             Secretary and Chief Legal Officer of all of
                                                     the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from
                                                     September 2003 to May 2010; and Vice President
                                                     and Senior Counsel of Amundi Pioneer from July
                                                     2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves    Fund Governance Director of Amundi Pioneer      None
Assistant Secretary            at the discretion of  since December 2006 and Assistant Secretary of
                               the Board             all the Pioneer Funds since June 2010; Manager
                                                     - Fund Governance of Amundi Pioneer from
                                                     December 2003 to November 2006; and Senior
                                                     Paralegal of Amundi Pioneer from January 2000
                                                     to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves    Senior Counsel of Amundi Pioneer since May      None
Assistant Secretary            at the discretion of  2013 and Assistant Secretary of all the
                               the Board             Pioneer Funds since June 2010; and Counsel of
                                                     Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves    Vice President - Fund Treasury of Amundi        None
Treasurer and Chief            at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       the Board             since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer
                                                     Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2000. Serves    Director - Fund Treasury of Amundi Pioneer;     None
Assistant Treasurer            at the discretion of  and Assistant Treasurer of all of the Pioneer
                               the Board             Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2002. Serves    Senior Manager - Fund Treasury of Amundi        None
Assistant Treasurer            at the discretion of  Pioneer; and Assistant Treasurer of all of the
                               the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves    Senior Manager - Fund Treasury of Amundi        None
Assistant Treasurer            at the discretion of  Pioneer since November 2008; Assistant
                               the Board             Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State
                                                     Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

130 Pioneer Bond Fund | Annual Report | 6/30/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves    Chief Compliance Officer of Amundi Pioneer and  None
Chief Compliance Officer       at the discretion of  of all the Pioneer Funds since March 2010;
                               the Board             Chief Compliance Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc. since
                                                     January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July
                                                     2012: Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since October
                                                     2005; and Senior Compliance Officer for
                                                     Columbia Management Advisers, Inc. from
                                                     October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves    Vice President - Investor Services Group of     None
Anti-Money                     at the discretion of  Amundi Pioneer and Anti-Money Laundering
Laundering Officer             the Board             Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Bond Fund | Annual Report | 6/30/18 131

                          This page is for your notes.

132 Pioneer Bond Fund | Annual Report | 6/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19398-12-0818

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $60,000
payable to Ernst & Young LLP for the year ended
June 30, 2018 and $45,000 payable
for the year ended June 30, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $17,197
payable to Ernst & Young LLP for the year ended
June 30, 2018 and $10,115
for the year ended June 30, 2017.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30 2018 and 2017, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $17,197 payable to Ernst & Young LLP for the year ended
June 30, 2018 and $10,115 for the year ended
June 30, 2017.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2018

* Print the name and title of each signing officer under his or her signature.